Registration No. 033-07723

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 25

and/or

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 29

Massachusetts Mutual Variable Annuity Separate Account 2

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐  immediately upon filing pursuant to paragraph (b) of Rule 485.

☒  on May 1, 2010 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a) of Rule 485.

☐  on (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page
2	Index of Special Terms
3	Table of Fees and Expenses
4	Condensed Financial Information
5	The Company; Investment Choices
6	Expenses; Distribution
7	Ownership; Additional Purchase Payments; Voting Rights; Contract Value; Cover Page
8	The Income Phase
9	Payments on Death
10	Contract Value; Distribution
11	Right to Cancel Your Contract; Suspension of Payments or Transfers; Withdrawals
12	Taxes
13	Legal Proceedings
14	Additional Information

Caption in Statement of Additional Information
15	Cover Page
16	Table of Contents
17	General Information
18	Service Arrangements and Distribution; Experts; Custodian
19	Purchase of Securities Being Offered
20	Service Arrangements and Distribution
21	Not applicable
22	Contract Value Calculations
23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 1

(For Tax-Qualified Arrangements)

Massachusetts Mutual Variable Annuity Separate Account 2

(For Non-Tax Qualified Arrangements)

Flex Extra Variable Annuity

This prospectus describes the Flex Extra individual variable annuity contracts offered by Massachusetts Mutual Life Insurance Company. We no longer sell the contracts. However, we continue to administer existing contracts. The contracts provide for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in these contracts. These investment choices include a fixed interest account option called the Guaranteed Principal Account as well as the following funds offered through our separate accounts, Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2.

MML Series Investment Fund II

•	MML Blend Fund
•	MML Equity Fund
•	MML Managed Bond Fund
•	MML Money Market Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Global Strategic Income Fund/VA
•	Oppenheimer Small- & Mid-Cap Growth Fund/VA

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Flex Extra contracts.

To learn more about the Flex Extra contracts, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2010. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 37 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

The contracts:

•	are not a bank or credit union deposit or obligation.
•	are not FDIC or NCUA insured.
•	are not insured by any federal government agency.
•	are not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved these contracts or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2010

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2

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	4

Accumulation Unit	15

Annuitant	9

Annuity Options	25

Annuity Payments	24

Annuity Unit Value	25

Free Withdrawals	23

Income Phase	24

Maturity Date	24

Non-Qualified	29

Purchase Payment	10

Qualified	29

Separate Account	12

Service Center	4

Tax Deferral	5

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Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/asc. Additionally, you may write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

We no longer sell the Flex Extra contract. However, we continue to administer existing contracts.

Flex Extra is a contract between “you,” the owner and “us,” Massachusetts Mutual Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payment, we agree to pay you an income (annuity payments) when you choose to receive it. You select the income period beginning on a date you designate that is in the future.

The Flex Extra contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments that begin on the maturity date. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type.  This prospectus describes two contracts: a single purchase payment contract and a flexible purchase payment contract. Both are individual variable annuity contracts. They both provide for accumulation of contract value and annuity payments on a fixed and/or variable basis.

A contract issued by Massachusetts Mutual Variable Annuity Separate Account 1 is designed for use in retirement plans which qualify for special federal tax treatment under the Internal Revenue Code of 1986, as amended.

A contract issued by Massachusetts Mutual Variable Annuity Separate Account 2 is designed for use in retirement plan arrangements other than the qualified plans offered through Massachusetts Mutual Variable Annuity Separate Account 1 and was available for purchase by a Charitable Remainder Trust. This contract is referred to as non-qualified.

The two contract types are the same, except that there are:

1)	different sales and administrative charges;

2)	different minimum purchase payment amounts; and

3)	certain differences associated with tax-qualified plans.

The Prospectus and the Contract.  This prospectus describes general provisions of the two Flex Extra variable annuity contracts: (1) the flexible purchase payment contract and (2) the single purchase payment contract, but is not intended to address all details of the contracts. Where the prospectus and contracts differ, the contracts will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law

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of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the contingent deferred sales charge schedule;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the fixed account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call our Service Center at the number shown on page 1 of this prospectus.

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  You can choose to allocate your purchase payment(s) among various investment choices. Your choices include seven funds and one fixed interest account called the Guaranteed Principal Account (GPA). The amount of money you are able to accumulate in your contract during the accumulation phase depends on the investment performance of the funds you select as well as the interest we credit on your value in the GPA. See “Investment Choices.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes, tax penalties, and a contingent deferred sales charge may apply to any withdrawal you request. See “Withdrawals,” “Expenses – Contingent Deferred Sales Charge”, and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Payments on Death” and “Income Phase.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

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Table of Fees and Expenses

The tables describe the fees and expenses you pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses you pay at the time you surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase. State premium taxes may also be deducted, but are not reflected below.

Owner Transaction Expenses

	Current	Maximum
Contingent Deferred Sales Charge (as a percentage of amount withdrawn or applied to an annuity option)

Single Purchase Payment Contract	5%[1]	5%[1]

Flexible Purchase Payment Contract	8%[2]	8%[2]

[1]	Single Purchase Payment Contract Contingent Deferred Sales Charge Schedule

Contract Year	1	2	3	4	5	6 and later

Percentage	5%	4%	3%	2%	1%	0%

[2]	Flexible Purchase Payment Contract Contingent Deferred Sales Charge Schedule

Contract Year	1	2	3	4	5	6	7	8	9	10 and later

Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Administrative Charge[3]

Single Purchase Payment Contract	$30	$50

Flexible Purchase Payment Contract	$35	$50

[3]	Under certain circumstances, the annual Administrative Charge may be lower than the current charge listed. See “Expenses – Administrative Charge.”

Separate Account Annual Expenses for Single and Flexible Purchase Payment Contracts (as a percentage of average account value)

Mortality and Expense Risk Charge	1.15%	1.25%

Administrative Expense Charge	0.15%	0.15%

Total Separate Account Annual Expenses	1.30%	1.40%

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Annual Fund Operating Expenses

Single and Flexible Purchase Payment Contracts. While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2009. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	0.86%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2009.

Investment Management Fees and Other Expenses

Fund Name	Management Fee[1]		Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Annual Fund Operating Expenses
MML Blend Fund (Initial Class)	0.43%		0.06%			0.49%
MML Equity Fund (Initial Class)	0.41%		0.05%			0.46%
MML Managed Bond Fund (Initial Class)	0.41%		0.01%			0.42%
MML Money Market Fund (Initial Class)	0.47%	[2]	0.07%			0.54%
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	0.64%		0.11%			0.75%	[3]
Oppenheimer Global Strategic Income Fund/VA (Non-Service Shares)[4]	0.55%		0.10%		0.03%	0.68%	[3,5]
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service Shares)[6]	0.73%	[7]	0.13%			0.86%	[3,8]

1. The “Management Fee” is the investment advisory fee paid by the Portfolio or Fund to its investment adviser.

2. MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s Other Expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

3. The Fund’s management fee and other annual operating expenses may vary in future years.

4. Formerly known as Oppenheimer Strategic Bond Fund.

5. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.65%. The voluntary undertaking may be amended or withdrawn at any time.

6. Formerly known as Oppenheimer MidCap Fund/VA.

7. Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Fund’s average annual net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be amended or withdrawn at any time. Effective April 1, 2010 through August 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.05% of the Fund’s average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

8. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund’s total annual operating expenses so that those expenses, as percentages of daily net assets will not exceed the annual rate of 0.80%. The voluntary undertaking may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual fund operating expenses for the fiscal year ended December 31, 2009 were 0.66%.

(See the fund prospectuses for more information.)

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Examples for Single Purchase Payment Contract

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. There are two sets of Examples. The first set assumes you purchased a single purchase payment contract and the second set of Examples assumes you purchased a flexible purchase payment contract.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$747	$1,168	$1,599	$3,167	$287	$880	$1,499	$3,167
Sub-account with minimum total operating expenses	$705	$1,040	$1,383	$2,737	$243	$749	$1,281	$2,737

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$715	$1,072	$1,436	$2,844	$254	$781	$1,335	$2,844
Sub-account with minimum total operating expenses	$673	$943	$1,217	$2,398	$210	$648	$1,113	$2,398

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Examples for Flexible Purchase Payment Contract

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$992	$1,459	$1,843	$2,843	$254	$781	$1,334	$2,843
Sub-account with minimum total operating expenses	$951	$1,335	$1,632	$2,398	$210	$648	$1,112	$2,398

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown or that you decide to begin the income phase at the end of each year shown.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$976	$1,410	$1,760	$2,669	$236	$728	$1,247	$2,669
Sub-account with minimum total operating expenses	$935	$1,285	$1,547	$2,215	$192	$595	$1,023	$2,215

For the single purchase payment contract, the examples using current expenses reflect the annual contract maintenance charge of $30 as an annual charge of 0.35%. The examples using maximum expenses reflect the annual contract maintenance charge of $50 as an annual charge of 0.58%.

For the flexible purchase payment contract, the examples using current expenses reflect the annual contract maintenance charge of $35 as an annual charge of 0.17%. The examples using maximum expenses reflect the annual contract maintenance charge of $50 as an annual charge of 0.25%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

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The Company

In this prospectus, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Ownership of a Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner of the contract must be the annuitant, except in the following situations where there is:

•	a custodian for a minor annuitant under the Uniform Gifts or Transfers to Minors Act;

•	a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities);

•	a trust; or

•	an employer sponsored plan.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Participants under a qualified contract, except for TSAs and IRAs, may not be the contract owner. Therefore, the participants have no ownership rights. Under Section 457 deferred compensation plans, the state or political sub-division or tax-exempt organization must be the contract owner.

In most states, we will not issue a flexible purchase payment contract to you if you are 75 1/2 years or older as of the date we proposed to issue the contract.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary.

Annuitant

The annuitant is the person on whose life we base annuity payments.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies.

You can name different classes of beneficiaries, such as primary or secondary. These classes set the order of payment. There may be more than one beneficiary in a class.

A sole primary beneficiary who is the surviving spouse of the owner of a contract that we issued as an IRA, may elect to treat the contract as if he/she were the contract owner. A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit. If at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued. An election to continue the contract can only be made once while the contract is in effect. Please call our Service Center for more information.

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Additional Purchase Payments

Purchase Payments

We no longer sell the Flex Extra variable annuity contract. However, we do continue to administer the contracts. If you have a flexible purchase payment contract, you may continue making additional purchase payments to your existing contract.

Minimum:

•	$2,000, if you intend to make only one purchase payment over the lifetime of the contract; or otherwise

•	$600, divided by the number of installments (not more than 12) which you expect to make each year.

Maximum:

•	$1,000,000 total payments without our prior approval.

You can make additional purchase payments to your flexible purchase payment contract. However, additional purchase payments of less than $50 are subject to our approval.

You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to our lockbox:

First Class Mail

MassMutual VA

Annuity Payment Services

P.O. Box 92714

Chicago, IL 60675-2714

Overnight Mail

MassMutual VA

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 2714

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payment(s) among the investment choices. If you make additional purchase payments under our flexible purchase payment contract, we will apply them in the same way that you requested on your application, unless you tell us otherwise.

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Once we receive your initial purchase payment and the necessary information at our lockbox or Service Center, we will apply your initial purchase payment within 2 business days. If you do not give us all the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your initial purchase payment within 2 business days. If for some reason we are unable to complete the issue process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our lockbox or Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our lockbox or Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace the contract described in this prospectus with another contract, you might have to pay a surrender charge on this contract, and there may be a new surrender charge period for the new contract.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	If you have a long-term investment horizon.

•	If you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	If you understand how the product works and how charges may impact your contract performance.

•	If you are willing to tolerate market fluctuations based on underlying fund performance.

•	If you have a need for the benefits offered with a variable annuity such as tax deferral and lifetime income.

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•	If using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•

If purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax deferral is not provided when a non-natural person owns a variable annuity contract.

•

If purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax deferral.

•

If you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

If your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•

If you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Service Center, plus any amount we deducted from your purchase payment(s). If your state requires it, or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or your contract value, plus any amount we deducted from your purchase payment(s). In some states, the period may be longer.

Investment Choices

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. The fund prospectuses are attached to this prospectus.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Accounts

Under Massachusetts law, we established two separate accounts: Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2). We established Separate Account 1 for qualified contracts on April 8, 1981, and Separate Account 2 for non-qualified contracts on October 14, 1981. The separate accounts are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940.

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The separate accounts hold the assets that underlie the contracts, except those assets allocated to our general account. We keep the assets of each separate account separate from the assets of our general account and other separate accounts. The separate accounts are divided into divisions (sub-accounts), each of which invests exclusively in a single investment choice.

We own the assets of the separate accounts. We credit gains to or charge losses against the separate accounts, whether or not realized, without regard to the performance of other investment accounts. Assets of the separate accounts may not be used to pay any of our liabilities other than those arising from the contracts. If assets of the separate accounts exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of each separate account are not our generalized obligations and will be satisfied solely by the assets of each separate account.

Addition, Removal or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of possible changes include: adding new funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses and their availability may be limited to certain classes of contract owners. We will not add, remove or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

The Funds

The contract offers the following funds. We may add, remove or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Series Investment Fund II
MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: OppenheimerFunds, Inc. and Loomis Sayles & Company L.P.	Large Cap Value
MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value
Oppenheimer Variable Account Funds
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer Global Strategic Income Fund/VA (Non-Service Shares)[1]	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service Shares)[2]	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth

[1]	Formerly known as the Oppenheimer Strategic Bond Fund/VA.
[2]	Formerly known as the Oppenheimer MidCap Fund/VA.

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There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.22%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Guaranteed Principal Account

You may allocate purchase payments to our fixed interest account referred to as the Guaranteed Principal Account (GPA). Purchase payments allocated to the GPA and transfers to the GPA become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the GPA or the general account. Disclosures regarding the GPA or the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

Subject to restrictions detailed under “Transfers” and “Withdrawals” you may make transfers of your contract value into or from the GPA and withdrawals from the GPA.

You do not participate in the investment performance of the assets in the GPA. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3.5% per year. We may also credit a higher rate of interest at our discretion.

Although we are not obligated to credit interest at a rate higher than 3.5%, we will credit and guarantee a secondary interest rate, that may be higher but will never be lower than 3.5%, for each calendar year period. In addition, we may pay a rate of interest in excess of the secondary guarantee for periods we deem appropriate.

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For tax-sheltered annuities (TSAs), we credit interest on loaned amounts held in the GPA at a daily rate equivalent to the greater of:

•	3.5% per year, or

•	the adjustable loan interest rate in effect, less an amount that will not exceed 4%.

Contract Value

Your contract value is the sum of your value in the separate account and the GPA.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account divisions (sub-accounts). Changes in the accumulation unit value reflect the investment performance of the funds as well as the deductions we make for our separate account charges.

The value of an accumulation unit may go up or down from business day to business day. The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account division by the value of one accumulation unit for that separate account division. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account division after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Global Strategic Income Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Global Strategic Income Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Global Strategic Income Fund/VA.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is closed.

Transfers and Transfer Programs

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

Transfers During the Accumulation Phase

You may transfer all or part of your assets among the funds or into the GPA at any time without charge. However, we reserve the right to limit transfers to once every 90 days. We also reserve the right to not allow transfers during the period 30 days before your contract enters the income phase. We do not charge a fee for making transfers.

You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are

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genuine. We may tape record all telephone instructions. We currently do not offer the telephone transfer service to contracts owned by custodians, guardians or trustees.

Your transfer is effective on the business day we receive your fully completed request at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers from the GPA to the funds are subject to the following restrictions:

1)	You are limited to one transfer out of the GPA each contract year.

2)	Annual transfers out of the GPA cannot exceed 25% of the amount you have in the GPA on the date the transfer is made. However, if you transfer 25% of your contract value from the GPA for three consecutive contract years, the fourth consecutive annual transfer may be for the entire amount in the GPA, provided that no payments or transfers have been made into the GPA during the period.

If your contract value in the GPA is $500 or less at the time of your transfer, then you may transfer the entire amount out of the GPA.

If your contract is a tax-sheltered annuity (TSA) with a right to make loans, the maximum amount of any transfer from the GPA is the lesser of:

1)	25% of the amount in the GPA on the date the transfer is made; or

2)	the amount in the GPA on the date the transfer is made, less the amount of any outstanding contract loan.

If your contract value in the GPA is $500 or less at the time of your transfer, then you may transfer the entire amount out of the GPA, less the amount of any outstanding contract loan.

Finally, we reserve the right to:

1)	limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year; and

2)	prohibit transfers from the GPA to the MML Money Market Fund.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy

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or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

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Transfers During the Income Phase

You may not make any transfers during the income phase.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1.	Dollar Cost Averaging Program;

2.	Asset Allocation Program;

3.	Interest Sweep Option; and

4.	GPA Liquidation Program.

•	These programs are only available during the accumulation phase of your contract.

•	You may only participate in one of these programs at any one time.

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds or to the GPA. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	upon payment of the death benefit;

•	if we make the last transfer you selected;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Asset Allocation Program.  The Asset Allocation Program allows you to periodically adjust the percentage of your contract value allocated to selected investment choices. We will automatically transfer money between investment choices to maintain your desired allocation. With the Asset Allocation Program, you may maintain a balanced and diversified approach to investing, as decreases in one fund can be offset by gains in another.

Your Asset Allocation Program will terminate:

•	upon payment of the death benefit;

•	if we make the last transfer you elected;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Interest Sweep Option.  Under this program, we will automatically transfer your earnings from your contract value in the GPA account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

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Your Interest Sweep Option Program will terminate:

•	if your account balance falls below the required minimum amount in the GPA;

•	upon payment of the death benefit;

•	if you request a loan on a TSA contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

GPA Liquidation Program.  Under the GPA Liquidation Program, you can automatically transfer 25% of your GPA balance to one or more funds until your GPA balance is liquidated in the fourth year. This option lets you systematically transfer your money into more aggressive funds. The GPA Liquidation Program does not assure a profit and does not protect you against loss in declining markets. There are no required minimum balances, and the program will continue until all your GPA account value is transferred. All transfers are made on an annual basis. You may adjust your allocations at any time.

Your GPA Liquidation Program will terminate:

•	upon payment of the death benefit;

•	if you request a loan on a TSA contract;

•	if you add any money to the GPA through transfers or additional purchase payments during the 4-year period; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either a partial or total withdrawal of your contract value. For TSA contracts, the Internal Revenue Code imposes certain restrictions on withdrawals. The contract does not provide a death benefit after you withdraw your full contract value.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

If you make a partial withdrawal, you must tell us from which investment choices you want the withdrawal taken. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a fund or the GPA, if less. If your request for a partial withdrawal will reduce your contract value to less than $500, we reserve the right to treat the request as a full withdrawal of your contract value. Partial withdrawals may be subject to a contingent deferred sales charge.

If you request a full withdrawal of your contract value, you may ask us to make the payment in one sum or apply the amount to one or more annuity options.

We reserve the right to limit the sum of any transfer and partial withdrawals from the GPA during any contract year to no more than 25% of the amount in the GPA on the date that the transfer or first partial withdrawal from the GPA is made during that contract year.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax; and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

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Requests in Writing.  To request a withdrawal in writing, submit to our Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a contingent deferred sales charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Automatic Withdrawal Option Program.  We may from time to time refer to this as the Systematic Withdrawal Program (SWP).

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Automatic Withdrawal Option Program allows you to set-up automatic periodic withdrawals from your contract value. We do not charge you for participation in the Automatic Withdrawal Option Program, but we reserve the right to charge up to $3 per withdrawal in the future.

Your Automatic Withdrawal Option Program will end:

•	if you withdraw your total contract value;

•	if the next automatic withdrawal will lower your contract value below $500, unless your withdrawal is a minimum required distribution;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Right to Make Loans from a TSA Contract

In some states, if your contract is a non-ERISA and non-Texas Optional Retirement Program TSA, you may be able to make a loan under your contract. All such loans must conform to the requirements of the Code. There are limitations on the amount of loan you can make and there is a required loan repayment schedule. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient contract value to repay the debt to the extent such withdrawals are not restricted under the

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Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

If you own a TSA Contract with an outstanding loan and are taking an eligible distribution of your entire contract value, we will deduct any outstanding contract debt from the amount you withdraw. If you make a partial withdrawal, the contract value remaining after the withdrawal must not be less than:

•	the amount of any outstanding loan, plus

•	interest on the loan for 12 months based on the loan interest rate then in effect, plus

•	any contingent deferred sales charge that would apply to such an amount otherwise withdrawn.

Amounts held in the GPA equal to the amount of any outstanding loan are not available for withdrawal.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative expense charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. This charge is for:

•

the mortality risk associated with the insurance benefits we provide, including our obligation to make annuity payments after the maturity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current administrative expense and annual administrative charges will be insufficient to cover the actual cost of administering the contracts.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual administrative charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge

Starting in the second contract year, we impose a charge against each contract to reimburse us for expenses relating to the issuance and maintenance of the contract. We deduct this charge on the first day of the contract year.

If you own a single purchase payment contract, we deduct $30 per contract year as an administrative charge. The charge is $35 per contract year if you own a flexible purchase payment contract. We may increase this charge, but

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it will not exceed $50. We have set the administrative charge and the administrative expense charge so that we will not make a profit on these charges.

We make this deduction from the funds you have selected in the order noted in your contract and then from the GPA. The charge we impose against amounts in the GPA will not be greater than 1% of your contract value in the GPA on the contract anniversary.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount. We may also apply the charge if you elect to begin the income phase of your contract under certain annuity payment options. We use this charge to cover certain expenses related to the sale of the contract.

The contingent deferred sales charge will be a percent of the amount you withdraw or a percent of your contract value at the maturity date. The amount of the charge depends on the length of time between when we issued your contract and when you make a withdrawal or begin receiving annuity payments.

The contingent deferred sales charge is assessed as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to an Annuity Option	Charge for Flexible Purchase Payment Contracts (as a percentage of the amount you withdraw or apply to an annuity option)	Charge for Single Purchase Payment Contracts (as a percentage of the amount you withdraw or apply to an annuity option)
1st Year	8%	5%
2nd Year	8%	4%
3rd Year	7%	3%
4th Year	6%	2%
5th Year	5%	1%
6th Year	4%	0%
7th Year	3%	0%
8th Year	2%	0%
9th Year	1%	0%
10th Year and thereafter	0%	0%

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances:

•	Upon our payment of a death benefit.

•	Upon payment of a minimum required distribution attributable to this contract that exceeds the free withdrawal amount.

•	If you are 59 1/2 or older, and you apply your entire contract value:

–	under a fixed lifetime payment option;

–	under a fixed annuity, fixed time payment option with payments for 10 years or more;

–	to purchase a single premium immediate life annuity issued by us or one of our affiliates;

–	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

•	If you apply your entire contract value:

–	under a variable lifetime payment option; or

–	under a variable fixed-time payment option, with payments for 10 years or more.

•	On a lump sum payment equal to the present value of the remaining payments under a variable fixed-time payment option, if we had imposed a contingent deferred sales charge on the maturity date.

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•

If you withdraw “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans. They include TSAs and IRAs. We look to the Internal Revenue Code for the definition and description of excess contributions.

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If your contract was purchased by exchanging a previously issued MassMutual variable annuity contract where we waived the contingent deferred sales charge due to an earlier exchange or which was subject to an initial sales charge.

•	If you exchange a fixed annuity contract issued by us or any of our affiliates which has no surrender charge and has at least 60 days until its maturity date, for a single purchase payment contract.

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If the bail out provision applies. The bail out provision applies if, at any time before your contract matures, the effective annual interest rate credited to the GPA falls below the specified interest rate for a calendar quarter. (New York requires that the values be in the GPA in order to take advantage of this provision.) The specified interest rate is equivalent to the average discount rate on the 91-day U. S. Treasury bills during the preceding quarter, reduced by 1.40%. Within 10 days after the effective annual interest rate credited to the GPA falls below the specified interest rate, we will send you a written notice. This notice will indicate that you may fully withdraw your contract value or begin receiving annuity payments without incurring a contingent deferred sales charge for a period of 60 days after we mail the notice to you.

•

When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program at any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

We may also waive the contingent deferred sales charge if you surrender your contract before April 30, 2011 and you use the proceeds of the surrender to purchase a new group annuity issued by us. The group annuity contract may be subject to charges upon withdrawal. Contact our Service Center for additional information.

Free Withdrawals

Each contract year and on the maturity date, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your contract value. You may take this 10% in multiple withdrawals each contract year.

We have a different free withdrawal provision for contracts purchased by a Charitable Remainder Trust. Subject to state availability, we will not impose a contingent deferred sales charge on withdrawals in each contract year equal to the greater of:

•	10% of the contract value on the date of the first withdrawal in the contract year; or

•	earnings in the contract as of the date of the withdrawal.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction either from your purchase payments when they are made or from your contract value when you make withdrawals, when you enter the income phase, or upon your death, depending on your state of residence. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

There is no charge for transfers during the accumulation phase. We do not allow transfers during the income phase.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

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Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several annuity options. You can choose the month and year to begin those payments. We call that date the maturity date. The annuity options below are described in terms of monthly payments. However, if you elect to receive fixed payments, you may request annual, semiannual, or quarterly payments instead.

We ask you to choose your maturity date when you purchase your contract. If you do not choose an annuity option, we will assume that you selected a variable monthly annuity under a life income option with 120 payments guaranteed. You can defer your maturity date to any allowable date later than your current maturity date, provided we receive the written request at least 90 days before the current maturity date. You can also elect to have an earlier maturity date than the current date in effect, provided that we receive the written request at least 30 days before the earlier maturity date desired.

The maturity date must be the contract anniversary nearest the annuitant’s 85th birthday. However, you may defer the maturity date to age 100 (including for a Charitable Remainder Trust if permitted by state law).

At the maturity date, you have the same fund choices that you had during the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. You may also elect to receive your contract value in a lump sum.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract no later than the beginning date required by the Internal Revenue Service. Such distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the Required Minimum Distribution Rules of Internal Revenue Code section 401(a)(9). If your contract is an IRA, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select;

•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected); and

•	the minimum guaranteed payout rates associated with your contract.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, over time the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the maturity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable; and

•	the annuity option you select;

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•	the age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	the minimum guaranteed payout rates associated with your contract; and

•	an assumed investment rate (AIR) of 4%.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number or your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected.

For a more detailed description of how the value of an annuity unit and the amount of the variable annuity payments are calculated, see the Statement of Additional Information.

Annuity Options.  The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. Also, you may not transfer among the funds and the GPA. In addition, during the income phase we do not allow withdrawals, except under options A, B and D.

A)	Fixed Income Payment Option (available as a fixed payment only). We will make each monthly payment for an agreed fixed amount. Each monthly payment will be at least $10 for each $1,000 applied. We will pay interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. Payments will continue until the amount we hold runs out. The last payment will be for the remaining balance. You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments, subject to any applicable contingent deferred sales charge.

B)	Fixed Time Payment Option. We will make fixed and/or variable monthly annuity payments for any period selected, up to 30 years. You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments, subject to any applicable contingent deferred sales charge.

C)	Lifetime Payment Option. We will make fixed and/or variable payments based on the life of the annuitant. If you elect this option, we will make annuity payment:

1)	without any guaranteed number of payments;

2)	with payments guaranteed for the amount applied; or

3)	with a guaranteed number of payments for 5, 10 or 20 years.

D)	Interest Payment Option (available only on non-qualified contracts and available only as a fixed payment option). We will hold any amount applied under this option. We will pay any interest on the unpaid balance each month at a rate we determine. This rate will not be less than 3% per year. You may elect to withdraw the commuted value of the remaining unpaid monthly annuity payments, subject to any applicable contingent deferred sales charge.

E)	Joint Lifetime Payment Option. We will make fixed and/or variable annuity payments, based on the lives of two annuitants. When one dies, payments continue for the lifetime of the other. The two variations of this option are:

1)	Payments for two lives only. No specific number of payments is guaranteed. Payments stop when both persons have died.

2)	Payments guaranteed for 10 years. Payments stop at the end of 10 years, or when both named persons have died, whichever is later.

F)	Joint Lifetime Payment Option with Reduced Payments. We will make fixed and/or variable monthly payments based on the lives of two annuitants. Payments will continue while both are living. When one dies, reduced payments will continue for the lifetime of the other. These reduced payments will be two-thirds of what we would have paid if both persons had continued to live. Payments stop when both persons have died.

If your contract value is less than $2,000 on the maturity date, or if you elect variable payments and the annuity option you elect produces an initial monthly payment of less than $20, we reserve the right to pay you a lump sum

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rather than a series of annuity payments. If you elect fixed payments and payments amount to less than $20 each, we have the right to make payments less frequently.

Limitation on Payment Options.  If you purchased this as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options which you may elect.

Payments After Death of an Annuitant.  Generally, if a payment option with a guaranteed number of payments is elected, and the annuitant dies before we have completed the guaranteed number of payments, we will do one of two things depending upon what the annuitant elected at the maturity date:

•	we will continue making the guaranteed payments to the designated beneficiary, or

•	we will make a payment in one sum.

Payments on Death

Death Benefit During the Accumulation Phase.  The death benefit values are determined as of the business day we receive proof of death at our Service Center. If the owner/annuitant dies during the accumulation phase, we will pay a death benefit to the beneficiary. The death benefit will be the greater of:

1)	the total of all purchase payments, less any withdrawals and any applicable charges; or

2)	your contract value.

We will deduct the amount of any applicable premium taxes, and the amount of any outstanding contract debt if the contract is a TSA.

The death benefit may be paid in a lump sum payment, or with our consent, under one of the available payment options. If a lump sum payment is requested, we will pay the amount within 7 days after we receive proof of death and all other required forms at our Service Center. We do not impose a contingent deferred sales charge on death benefit payments.

Death Benefit Distribution Requirements.  If the owner/annuitant dies on or after the date annuity payments have begun, but before they have been completed, we must distribute the remaining amounts payable under the contract at least as rapidly as we were on the date of the owner/annuitant’s death. If the owner/annuitant dies before the date that annuity payments are due to begin, we must distribute all amounts payable under the contract within five years after the owner/annuitant’s death.

There are exceptions to these distribution requirements that exist in the following two situations:

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The beneficiary can extend the distributions beyond the above-specified time limits by choosing to receive distributions that start within one year after the owner/annuitant’s death and that extend for a period not exceeding the beneficiary’s life or life expectancy.

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If the sole primary beneficiary is the deceased owner/annuitant’s spouse, then the surviving spouse can continue the contract in his/her name and the above-specified required distributions do not apply until his/her death. A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit. If at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued. An election to continue the contract can only be made once while the contract is in effect.

The death benefit distribution requirements are intended to satisfy the requirements of Section 72(s) of the Internal Revenue Code.

The availability of certain death benefit options for tax-qualified contracts may be limited in order to comply with the required minimum distribution rules.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a

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Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

•

Only certain annuity contracts issued by us or our subsidiary companies can be used to establish a Beneficiary IRA. Additionally, the Beneficiary IRA must satisfy a certain minimum size. Please consult your registered representative for further information.

•

For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge. Should the beneficiary decide to establish a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates, any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates, must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract. Any withdrawals under that contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

•

The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Joint ownership of a Beneficiary IRA is not allowed.

•	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

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Required Minimum Distributions (RMDs) must begin by December 31st of the year following the year of the date of the contract owner’s death and will only be allowed on a quarterly or annual basis. The RMD amount will be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required. Any other distributions taken during the current year will be subject to applicable contingent deferred sales charges as defined in the contract.

•

The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	All distributions from this contract will be paid to the owner/annuitant.

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Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table.

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•

If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable: MassMutual Lifetime Income Protector, the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Withdrawal Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5 (GMIB 5) and MassMutual Guaranteed Income Plus 6 (GMIB 6).

Previously, the GMIB 5 and GMIB 6 were available if a Beneficiary IRA was established with a new annuity contract that offered the GMIB 5 and GMIB 6. If a Beneficiary IRA was established with a new annuity contract and the GMIB 5 or GMIB 6 was elected, the owner of that contract should understand how withdrawals in the contract may affect the feature benefits. For example, RMDs that exceed the current contract year interest earned on the GMIB value will reduce the GMIB value on a pro-rata basis. If a beneficiary established a Beneficiary IRA with a GMIB 5 or GMIB 6, the IRS may take the position that the inclusion of these benefits will not allow the contract to meet the RMD rules in certain instances without a complete surrender of the contract. Even if the RMD rules could be met, the value of either the GMIB 5 or GMIB 6 may be adversely impacted or eliminated if the beneficiary is required to commence RMDs prior to the time the GMIB 5 or GMIB 6 benefit could be exercised.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax advisor for advice prior to establishing a Beneficiary IRA.

Taxes

We have prepared the following information on federal taxes as a general discussion of the subject. This information is not written or intended as specific tax advice and may not be relied on for purposes of avoiding any federal tax penalties. You should consult a tax adviser about your own circumstances.

Taxation of the Company.  MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (Code). For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  Code Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do

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not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  If you purchase the annuity contract as an individual and not under any tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a non-qualified contract.

Qualified Contracts.  If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans include tax-sheltered annuities, IRAs, Roth IRAs, and corporate pension and profit sharing plans which include 401(k) plans and H.R. 10 plans. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

The Code generally treats any withdrawal 1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and 2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are subject to tax as ordinary income.

Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your purchase payments are fully taxable.

The Code also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1/2;

2)	paid to your beneficiary after you die;

3)	paid if you become totally disabled (as that term is defined in the Code);

4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

5)	paid under an immediate annuity; or

6)	which come from purchase payments made before 8/14/1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax

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consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Code Section 1041.

Distributions After Death of Owner.  In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Code Section 72(s) requires that a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

Code Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1/2;

2)	distributions made after your death;

3)	distributions made that are attributable to the employee being disabled as defined in the Code;

4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

6)	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

7)	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

9)	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

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10)	certain qualified reservist distributions;

11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is i) any addition to the account balance other than gains or losses, ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.  Recently issued IRS regulations make significant changes to the requirements that must be met in order for a tax-sheltered annuity (TSA) plan to qualify under Code Section 403(b). Effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

1)	reaches age 59 1/2;

2)	has a severance from employment;

3)	dies;

4)	becomes disabled, as that term is defined in the Code; or

5)	the TSA plan terminates (starting 1/1/2009).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

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TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Texas Optional Retirement Program.  No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.  Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Required Distributions.  For non-qualified contracts, the Code provides that a contract will not be treated as an annuity for federal tax purposes unless it contains specific distribution provisions to apply upon the contract owner’s death. Generally the rules provide that if the owner dies after payments have begun, the remaining interest in the contract will be distributed at least as rapidly as the method in effect at the owner’s death. If the owner dies before payments have begun, the remaining interest will be distributed within 5 years or over the life of the designated beneficiary. We will administer the contract in order to comply with these rules.

For qualified contracts, distributions generally must begin no later than April 1st of the calendar year following the later of a) the year in which you attain age 70 1/2 or b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market

32

value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

On December 23, 2008, President Bush signed the Worker, Retiree, and Employer Recovery Act of 2008. This new legislation allows many qualified plan participants, IRA owners, and beneficiaries under these plans the option to suspend or not take their 2009 required minimum distribution (RMD). The RMD relief does not apply to defined benefit plans and IRAs funded with immediate annuities. Additionally the relief does not apply to RMDs for the 2008 tax year. If 2008 is the first year of your minimum distribution and you delayed taking one until April 1, 2009, you are still required to receive that RMD amount. The RMD relief also does not apply to the 2010 tax year. If 2009 is the first year of your minimum distribution a distribution does not need to be taken by April 1, 2010 but a RMD is required to be taken for 2010 by December 31, 2010.

Since the suspension of RMD payments in 2009 is optional, we will continue all active systematic RMD programs unless otherwise requested by the owner or financial professional.

RMD distributions for 2009 that have already been received may be eligible to be rolled over to another eligible retirement plan including an IRA. However, distributions from a qualified plan that are no longer RMD payments based on the new legislation may not be eligible to be rolled over if they are part of a series of substantially equal periodic payments for life or for a specific period of ten or more years. Additionally IRA owners are only allowed one rollover per year and it must be accomplished within 60 days of receiving the eligible rollover payment.

Section 1035 Tax Free Exchanges.  Code Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance that the partial exchange of an annuity contract for another annuity contract will be tax free if no distribution is taken from either contract for a period of one year after the exchange. According to the guidance, if a distribution takes place from one of the contracts within the one year timeframe the original exchange will be treated as a failed 1035 exchange and the amount transferred will be treated as a taxable distribution. Several exceptions are provided that would allow a distribution within the one year timeframe and still allow the original exchange to be treated as a good 1035 exchange. These include becoming disabled or turning age 59 1/2 between the time of the exchange and the distribution. You should consult a tax adviser before entering into any 1035 exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to a) a series of substantially equal payments made at least annually for i) the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary, or ii) for a specified period of 10 years or more, or b) distributions which are required minimum distributions. You should consult a tax adviser regarding withholding requirements.

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Non-Resident Aliens.  Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Same-Sex Marriage.  Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. You should consult a tax adviser to determine proper federal and state tax treatment of any of the transactions described above.

Non-Natural Owner.  When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Other Information

Distribution

The contracts are no longer for sale to the public. While the contracts were offered for sale, registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, sold the contracts. Pursuant to an underwriting agreement with MassMutual and the separate account, MMLISI serves as principal underwriter of the contracts.

MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. Commissions for sales of the contracts by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. MMLISI may also receive compensation for its actions as principal underwriter of the contracts.

Additional Compensation Paid to MMLISI.  Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

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Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your contract. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We have reserved the right to defer payment for a withdrawal from the GPA for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

Massachusetts Mutual Life Insurance Company (MassMutual) is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While MassMutual is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to MassMutual’s

35

financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact MassMutual’s financial position or liquidity. However, the outcome of a particular proceeding may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of MassMutual’s income for the period.

In May 2009, MassMutual was named as a defendant in a private action related to certain losses in a Bank Owned Life Insurance (BOLI) contract issued by MassMutual. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against MassMutual and seeks to recover losses arising from investments under the BOLI contract. MassMutual believes it has substantial defenses in this action. However, it is premature to render any opinion as to the likely extent of outcomes unfavorable to MassMutual or as to the aggregate amount or range of potential losses. No loss contingency has been recorded as of December 31, 2009.

Since December 2008, MassMutual and MassMutual Holding LLC (MMHLLC) have been named as defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff (Madoff) through his company, Bernard L. Madoff Investment Securities, LLC (BLMIS). The plaintiffs allege a variety of state law and federal securities claims against MassMutual and/or MMHLLC seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (Tremont) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. MassMutual and MMHLLC believe they have substantial defenses and will vigorously defend themselves in these actions. MassMutual and MMHLLC believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. As of December 31, 2008, MassMutual had no investments in Madoff-managed strategies to which any value has been ascribed. Therefore, no loss contingency has been recorded as of December 31, 2009.

In 2009, the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS notified Tremont that the bankruptcy estate of BLMIS has purported preference and fraudulent transfer claims against Tremont’s Rye Select Broad Market funds and certain Tremont affiliates to recover redemption payments received from BLMIS by certain of those Rye Select funds in 2008. Certain of the Rye Select funds, in turn, have notified the Trustee of substantial claims by them against BLMIS. Tremont and the Trustee have been attempting to reach a mutually acceptable settlement of his claims against the funds. There is no guarantee that Tremont will be successful in negotiating such settlement.

MassMutual, together with numerous other defendants, was named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to MassMutual.

In 2005, MassMutual received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2009, MassMutual had paid $243 million resulting from this settlement.

MassMutual is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, MassMutual has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, and various state insurance departments and state attorneys general. MassMutual has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, MassMutual believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of

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management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact MassMutual’s financial position or liquidity. The outcome of a particular matter may be material to MassMutual’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of MassMutual’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the separate accounts in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1)	General Information

2)	Custodian

3)	Assignment of Contract

4)	Restrictions on Redemptions

5)	Service Arrangements and Distribution

6)	Purchase of Securities Being Offered

7)	Contract Value Calculations for Amounts Allocated to an Investment Division of a Separate Account

8)	Federal Tax Matters

9)	Experts

10)	Financial Statements

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[THIS PAGE INTENTIONALLY LEFT BLANK]

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To:	MassMutual Financial Group

Document Management Services – Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for MassMutual’s Flex Extra (AN1000SAI).

Name

Address

City	State	Zip

Telephone

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[THIS PAGE INTENTIONALLY LEFT BLANK]

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Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate accounts’ audited financial statements. You should read this information in conjunction with the separate accounts’ audited financial statements and related notes which are included in the Statement of Additional Information.

Accumulation Units and Unit Values

Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified) Number of Accumulation		MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division
Units Outstanding	December 31, 2009	65,625,724	61,968,861	10,310,434	9,865,074
	December 31, 2008	74,524,571	69,732,601	12,020,219	11,580,402
	December 31, 2007	88,620,030	82,949,732	13,965,510	10,683,916
	December 31, 2006	104,360,294	99,480,908	17,329,367	10,899,146
	December 31, 2005	123,561,880	118,166,603	21,458,661	12,111,945
	December 31, 2004	144,669,799	138,352,736	25,726,813	15,281,427
	December 31, 2003	169,383,719	156,649,060	32,285,589	19,926,472
	December 31, 2002	199,170,562	178,418,831	39,876,693	29,504,754
	December 31, 2001	257,717,415	225,792,035	41,375,160	36,989,733
	December 31, 2000	320,385,214	269,154,285	40,353,261	37,702,354

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified) Number of Accumulation
Units Outstanding	December 31, 2009	18,317,790	17,845,074	4,492,754	3,224,560
	December 31, 2008	21,402,777	21,028,451	5,355,811	3,971,418
	December 31, 2007	25,670,419	25,364,497	6,482,176	3,804,231
	December 31, 2006	30,974,316	31,031,693	7,225,180	3,660,099
	December 31, 2005	38,418,789	37,511,703	9,213,925	3,825,799
	December 31, 2004	46,506,750	45,035,881	11,025,294	4,685,029
	December 31, 2003	55,314,980	52,025,146	13,359,746	7,234,202
	December 31, 2002	66,174,883	60,533,207	17,783,436	11,487,698
	December 31, 2001	84,914,795	75,526,868	19,026,852	14,983,099
	December 31, 2000	104,218,211	88,626,394	18,103,373	13,930,302

Accumulation Unit Values Separate Account 1 and Separate Account 2
	December 31, 2009	$3.60	$3.56	$3.64	$1.93
	December 31, 2008	3.02	2.76	3.34	1.96
	December 31, 2007	3.97	4.79	3.31	1.94
	December 31, 2006	3.79	4.66	3.13	1.88
	December 31, 2005	3.44	4.00	3.04	1.82
	December 31, 2004	3.33	3.93	3.01	1.80
	December 31, 2003	3.10	3.44	2.92	1.81
	December 31, 2002	2.65	2.73	2.80	1.82
	December 31, 2001	3.03	3.44	2.62	1.82
	December 31, 2000	3.26	4.09	2.46	1.78

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Massachusetts Mutual Variable Annuity Separate Account 1 – Flex Extra (Qualified) Number of Accumulation		Oppenheimer Global Securities Division	Oppenheimer MidCap Division[1]	Oppenheimer Strategic Bond Division[2]
Units Outstanding	December 31, 2009	42,950,970	51,843,287	9,926,149
	December 31, 2008	48,731,833	57,755,330	11,353,435
	December 31, 2007	59,868,897	69,313,794	13,535,663
	December 31, 2006	72,871,056	84,641,912	15,155,382
	December 31, 2005	85,231,941	101,410,076	18,307,403
	December 31, 2004	99,626,634	118,362,044	20,846,252
	December 31, 2003	114,125,583	135,063,664	24,835,589
	December 31, 2002	131,325,138	152,138,556	26,811,872
	December 31, 2001	167,159,057	192,166,139	32,281,235
	December 31, 2000	198,612,924	221,516,098	39,603,953

Massachusetts Mutual Variable Annuity Separate Account 2 – Flex Extra (Non-Qualified) Number of Accumulation
Units Outstanding	December 31, 2009	15,538,883	14,398,836	4,169,422
	December 31, 2008	17,893,333	16,617,107	5,052,819
	December 31, 2007	22,124,485	20,074,836	6,038,684
	December 31, 2006	26,854,072	25,359,565	7,648,830
	December 31, 2005	33,189,534	32,042,564	9,893,576
	December 31, 2004	40,184,943	39,537,683	11,935,022
	December 31, 2003	46,889,713	46,372,971	14,168,700
	December 31, 2002	56,433,864	53,756,539	16,563,493
	December 31, 2001	71,712,078	68,646,075	20,093,521
	December 31, 2000	85,795,579	82,173,002	24,221,994

Accumulation Unit Values Separate Account 1 and Separate Account 2
	December 31, 2009	$2.90	$1.67	$2.20
	December 31, 2008	2.10	1.28	1.87
	December 31, 2007	3.56	2.54	2.21
	December 31, 2006	3.39	2.42	2.04
	December 31, 2005	2.92	2.39	1.93
	December 31, 2004	2.58	2.15	1.90
	December 31, 2003	2.20	1.82	1.77
	December 31, 2002	1.56	1.47	1.52
	December 31, 2001	2.02	2.06	1.43
	December 31, 2000	2.33	3.04	1.38

[1]	This Division is now known as Oppenheimer Small- & Mid-Cap Growth Division.
[2]	This Division is now known as Oppenheimer Global Strategic Income Division.

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PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

FLEX EXTRA

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 1

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

(Registrants)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Massachusetts Mutual Variable Annuity Separate Accounts 1 and 2 dated May 1, 2010 (the Prospectus). The Prospectus is available upon written or oral request, from MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067, (800) 272-2216.

Dated May 1, 2010

1

GENERAL INFORMATION

Company

In this Statement of Additional Information, “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

On April 1, 2010, Fitch Ratings Ltd. (Fitch) lowered its insurance financial strength ratings on Massachusetts Mutual Life Insurance Company and its wholly-owned insurance subsidiaries to “AA+” from “AAA” and revised the ratings outlook to Stable from Negative.

On November 2, 2009, Moody’s Investors Service, Inc. (Moody’s) lowered its insurance financial strength ratings on Massachusetts Mutual Life Insurance Company and its domestic insurance subsidiaries (collectively, MassMutual) to “Aa2” with a stable outlook from “Aa1.” The rating action concludes the review for possible downgrade which was initiated on May 26, 2009.

On August 26, 2009, Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (Standard & Poor’s) lowered its counterparty credit and financial strength ratings on Massachusetts Mutual Life Insurance Company and its U.S. affiliates (collectively, MassMutual) to “AA+” with a stable outlook from “AAA” and removed the ratings from CreditWatch, where they had been placed with negative implications on June 17, 2009.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 1 (Separate Account 1) and Massachusetts Mutual Variable Annuity Separate Account 2 (Separate Account 2).

The Separate Accounts

Separate Account 1 was established as a separate investment account of MassMutual on April 8, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws. Separate Account 2 was established as a separate investment account of MassMutual on October 14, 1981 in accordance with the provisions of Chapter 175 of the Massachusetts General Laws.

Each Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Accounts or of MassMutual. Under Massachusetts law, however, both MassMutual and each Separate Account are subject to regulation by the Division of Insurance of the Commonwealth of Massachusetts.

Although the assets of each Separate Account are assets of MassMutual, assets of each Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MassMutual may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MassMutual. All obligations arising under the Flex Extra Contracts (the contracts), however, are general corporate obligations of MassMutual.

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ASSIGNMENT OF CONTRACT

MassMutual will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and the original or a true copy thereof is received at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

For qualified (Separate Account 1) contracts, the following exceptions and provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by MassMutual at its Home Office. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and (b) the Accumulated Value of the contract, and any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code;

4)  Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax exempt organizations pursuant to Section 403(b) of the Code (tax-sheltered annuities or TSAs) must be endorsed to provide that they are non-transferable. Non-ERISA TSA values may be pledged, however, as collateral for contract loans; and

5)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

RESTRICTIONS ON REDEMPTIONS

Redemptions of TSAs may be restricted as required by Section 403(b)(11) of the Internal Revenue Code (see “Withdrawals—Tax-Sheltered Annuities” in the prospectus for details). In restricting any such redemption, MassMutual relies on the relief from sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the No Action Letter). In relying on such relief, MassMutual hereby represents that it complies with the provisions of paragraphs (1)-(4) as set forth in the No Action Letter.

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SERVICE ARRANGEMENTS AND DISTRIBUTION

The contracts are no longer for sale to the public. While the contracts were offered for sale, registered representatives of MML Investors Services, Inc. (MMLISI), a subsidiary of MassMutual, sold the contracts. Pursuant to an underwriting agreement with MassMutual and the separate account, MMLISI serves as principal underwriter of the contracts.

MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. Commissions for sales of the contracts by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. MMLISI may also receive compensation for its actions as principal underwriter of the contracts.

Commissions for sales of the contract by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives and were as follows for the last three calendar years:

	2007	2008	2009
Massachusetts Mutual Variable Annuity Separate Account 1	$2,179,237	$1,565,967	$1,194,267
Massachusetts Mutual Variable Annuity Separate Account 2	261,942	226,783	392,584

MMLISI also receives compensation for its actions as principal underwriter of the contracts. Compensation amounts for the last three calendar years were as follows:

	2007	2008	2009
Massachusetts Mutual Variable Annuity Separate Account 1	$301,578	$236,610	$173,375
Massachusetts Mutual Variable Annuity Separate Account 2	33,509	34,266	56,992

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. The contract does not offer any special purchase plan or exchange programs not discussed in the prospectus.

CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO AN

INVESTMENT DIVISION OF A SEPARATE ACCOUNT

The Accumulation Phase

Valuation Date, Valuation Time and Valuation Period

Each day on which the net asset value of the shares of any of the Funds is determined is a “Valuation Date.” The value of shares of the Funds held in each Separate Account is determined as of the “Valuation Time,” which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) on a Valuation Date. A “Valuation Period” is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Accumulation Unit Value

The value of an Accumulation Unit (the Accumulation Unit Value) for each Division of the Separate Account will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.00000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the “Net Investment Factor” for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

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Purchase of Accumulation Units in a Division

of a Separate Account

You may allocate purchase payments among the available investment Divisions of a Separate Account and the GPA. At the end of each Valuation Period, MassMutual will apply Your purchase payment (after deducting any applicable premium taxes) to each Separate Account Division that you have allocated in order to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the contract on or prior to the maturity date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the Fund in which the assets of the Division are invested), any applicable taxes and the applicable asset charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date on which a purchase payment is received in good order in the mail or by wire transfer at MassMutual’s Service Center or a designated bank lockbox. If such date is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined as of the next Valuation Time following the date the payment is received. If an initial purchase payment is not applied to purchase Accumulation Units within five business days after receipt at MassMutual’s Service Center (due to incomplete or ambiguous application information, for example), the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser.

Net Investment Factor

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the gross investment rate for that Division (as defined below) for the Valuation Period and 1.00000000, decreased by the applicable asset charge. The Net Investment Factor may be greater than or less than 1.00000000.

Gross Investment Rate

The gross investment rate for each Division of a Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of each Division are equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The gross investment rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The gross investment rate may be positive or negative.

The policy of each Separate Account is to take dividends and capital gain distributions on shares of the Funds held by each Separate Account in additional shares and not in cash.

See the General Formulas section for the general formulas used to compute the value of an Accumulation Unit for any Division of a Separate Account, and for a hypothetical illustration using such formulas.

The Income Phase

When your contract approaches its maturity date, you may choose to have the contract value provide you at maturity with either fixed annuity payments (referred to as the Fixed Income Option in your contract), variable

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monthly annuity payments (referred to as the Variable Income Option in your contract), or a combination of the two. You also may elect to receive the contract value in one lump sum. A contingent deferred sales charge (as described in the Prospectus) may be deducted from the Accumulated Value of your contract at maturity. Fixed or variable monthly annuity payments may be received under several different payment options. If you have made no election within a reasonable time after the maturity date, the contract will provide you with the automatic payment of a variable monthly annuity under a life income option with payments guaranteed for 10 years.

Fixed Annuity

If you select a fixed annuity, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of a Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to the contracts.

Variable Monthly Annuity

If you select a variable monthly annuity, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a joint and survivor payment option with reduced survivor income is elected. Variable monthly annuity payments will be made by withdrawal of assets from the Separate Account.

Annuity Units and Monthly Payments

The number of Annuity Units in each Division to be credited to a contract is determined in the following manner. First, the value of amounts attributable to a contract to each Division of a Separate Account is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the contract by the Accumulation Unit Value of that Division on the payment calculation date for the first variable monthly annuity payment. Such value is then multiplied by the “purchase rate” (as defined below) to determine the amount of the first variable monthly annuity payment attributable to each Division. Finally, the amount of the first variable monthly annuity payment attributable to each Division is divided by the Annuity Unit Value for that Division on the payment calculation date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each variable monthly annuity payment (other than the first payment under a contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the contract by their value (the Annuity Unit Value) on the payment calculation date.

Purchase Rate

The purchase rate for each Division is the amount of variable monthly annuity payment purchased by $1,000 of Accumulated Value at maturity date applied to that Division. The purchase rates which will be applied will be those specified in the contract or those in use by MassMutual when the first variable monthly annuity payment is due, whichever provides the higher income. The interest rate used in calculating the purchase rates will be the assumed investment rate as described in the next section. The purchase rate will differ according to the payment option which you elect and takes into account the age and year of birth of the annuitant or annuitants. The sex of the annuitant or annuitants will also be considered unless the contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.

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Assumed Investment Rates

The assumed investment rate for each Separate Account Division will be 4% per annum unless a lower rate is required by state law. The assumed investment rate will affect the amount by which variable monthly annuity payments will vary from month to month. If the actual net investment performance for a Division for the period between the date any variable monthly annuity payment is determined and the date the next variable monthly annuity payment is determined is equivalent on an annual basis to an investment return at the assumed investment rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the assumed investment rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the assumed investment rate, then the next payment attributable to that Division will be smaller than the last.

Annuity Unit Value

The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. The initial Annuity Unit Value for each Division was set at $1.00000000. An Annuity Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.00000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the assumed investment rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

General Formulas

General Formulas to Determine Accumulation Unit Value and

Annuity Unit Value for any Division of a Separate Account

Gross Investment Rate	=	Net Earnings during Valuation Period
Value of Net Assets at beginning of Valuation Period

Net Investment Factor	=	Gross Investment Rate + 1.00000000 - Asset Charge

Accumulation Unit Value	=	Accumulation Unit Value on Preceding
Valuation Date × Net Investment Factor

Annuity Unit Value on Preceding
Annuity Unit Value	=	Valuation Date × Net Investment Factor
1.00000000 + rate of interest for number of days in current Valuation Period at Assumed Investment Rate

Illustration of Computation of Accumulation

and Annuity Unit Value Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the asset charge was 0.00003562 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.13500000 and $1.06700000, respectively, that the corresponding assumed investment rate was 4% and that the Valuation Period was one day.

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The gross investment rate for the Valuation Period would be .00039200 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.00035638 (.00039200 plus 1.00000000 minus .00003562). The new Accumulation Unit Value would be $1.13540449 ($1.13500000 × 1.00035638). At an effective annual rate of 4%, the rate of interest for one day is .00010746, and the new Annuity Unit Value would be $1.06726557 ($1.06700000 × 1.00035638 divided by 1.00010746).

General Formulas to Determine Variable Monthly Annuity

Payments and Number of Annuity Units for any Division of a Separate Account

Accumulation Units Applied × Accumulation Unit
First Variable Monthly Annuity Payment	=	Value on Payment Calculation Date for First
Variable Monthly Annuity Payment × Purchase Rate

First Variable Monthly Annuity Payment
Number of Annuity Units	=	Annuity Unit Value on Payment Calculation
Date for First Variable Monthly Annuity Payment

Amount of Subsequent Variable	=	Number of Annuity Units × Annuity Unit Value
Monthly Annuity Payments		on the Applicable Payment Calculation Date

Illustration of Computation of Variable Monthly Annuity

Payments for a Contract Using Hypothetical Example

The above computations may be illustrated by the following hypothetical example: Assume that 35,000 Accumulation Units in a Division of a Separate Account were to be applied; that the purchase rate for the assumed investment rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.35000000; and that the Annuity Unit Value of such Division on the payment calculation date for the first variable monthly annuity payment was $1.20000000 and for the second variable monthly annuity payment was $1.20050000.

The first variable monthly annuity payment would be $266.96 (35,000 × 1.35000000 × 0.00565). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.20000000). The amount of the second variable monthly annuity payment would be $267.07 (222.467 × $1.20050000). If the contract has Annuity Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the variable monthly annuity payment would be equal to the sum thereof.

FEDERAL TAX MATTERS

General

Note:  The following description is based upon the MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

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Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (Treasury Department), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg. 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

MassMutual intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

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The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, MassMutual reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as

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wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distributions from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The

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tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by MassMutual in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a)  Tax-Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (TSAs) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2010 is $16,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or older and those with 15 years of service with the same employer. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made if the TSA plan is terminated or when an employee: (1) attains age 59 1/2 ; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts.”)

Purchasers of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b)  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for

12

use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c)  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (IRA). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts.”) Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are limited to $5,000 for the 2010 tax year. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $105,000 and $120,000 in the case of single taxpayers, between $167,000 and $177,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $5,000 annual limitation applies to all of a taxpayer’s 2010 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a conversion contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. Starting on January 1, 2010, the $100,000 adjusted gross income limit for converting a non-Roth IRA to a Roth IRA has been removed.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d)  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the

13

particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and (j) distributions made on account of an IRS levy made on a qualified retirement plan or IRA. The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

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Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your sole designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457(b) Deferred Compensation (Section 457(b)) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation up to $16,500 in 2010. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a tax-sheltered annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with tax-exempt Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Other Tax Issues

While no attempt is being made to discuss the federal estate tax implications of the contract you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor or tax advisor for more information.

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

The IRS has concluded that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

15

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 1 and Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 2009 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2009 and 2008, and for each of the years in the three-year period ended December 31, 2009, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 19, 2010 includes explanatory language that states that the Company prepared the statutory financial statements of Massachusetts Mutual Life Insurance Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, that report refers to the Company’s change in its method of accounting for other-than-temporary impairments of structured securities in 2008 and 2009 and variable annuity reserves and deferred income tax assets in 2009. The Company also changed its method for valuing common stock of affiliates to include equity in noncontrolling interests in 2009. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

16

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 1:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 1 (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2009, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 1 as of December 31, 2009, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

February 23, 2010

F-1

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

ASSETS
Investments
Number of shares	18,025,908	13,817,310	3,292,934	22,473,863	4,701,209	2,378,816	4,136,100

Identified cost	$266,255,692	$313,594,691	$40,639,830	$22,454,997	$118,014,413	$120,499,678	$20,488,065

Value	$279,550,332	$240,497,728	$41,129,438	$22,459,457	$124,582,048	$86,874,368	$21,921,330
Dividends receivable	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	49

Total assets	279,550,332	240,497,728	41,129,438	22,459,457	124,582,048	86,874,368	21,921,379

LIABILITIES
Annuitant mortality fluctuation reserve	33,403	16,978	1,524	2,706	5,333	2,038	3,425
Payable to Massachusetts Mutual Life Insurance Company	43,642	33,881	10,667	62,415	25,261	11,450	-

Total liabilities	77,045	50,859	12,191	65,121	30,594	13,488	3,425

NET ASSETS	$279,473,287	$240,446,869	$41,117,247	$22,394,336	$124,551,454	$86,860,880	$21,917,954

Net Assets:
Accumulation units – value	$278,359,858	$239,880,932	$41,066,441	$22,304,149	$124,373,675	$86,792,940	$21,803,793
Contracts in payout (annuitization) period	1,113,429	565,937	50,806	90,187	177,779	67,940	114,161

Net assets	$279,473,287	$240,446,869	$41,117,247	$22,394,336	$124,551,454	$86,860,880	$21,917,954

Outstanding units
Contract owners	72,917,321	64,039,787	10,889,650	11,080,140	43,012,364	51,883,869	9,978,120

UNIT VALUE
Flex Extra (Qualified)	$3.60	$3.56	$3.64	$1.93	$2.90	$1.67	$2.20
Variable Annuity Fund 4	6.84	11.20	7.71	3.34	-	-	-
Flex-Annuity IV (Qualified)	5.98	9.74	6.17	2.70	-	-	-

See Notes to Financial Statements.

F-2

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2009

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Investment income
Dividends	$6,886,134	$5,768,144	$1,815,773	$15,260	$2,467,269	$-	$111,631

Expenses
Mortality and expense risk fees and administrative charges	3,355,947	2,788,176	544,636	318,722	1,406,871	996,158	272,027

Net investment income (loss)	3,530,187	2,979,968	1,271,137	(303,462)	1,060,398	(996,158)	(160,396)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(4,572,109)	(19,683,910)	(10,636)	2,803	(6,277,357)	(24,320,476)	235,932
Realized gain distribution	-	-	501,052	-	2,352,513	-	16,825

Realized gain (loss)	(4,572,109)	(19,683,910)	490,416	2,803	(3,924,844)	(24,320,476)	252,757

Change in net unrealized appreciation/depreciation of investments	46,358,150	72,277,230	1,784,221	(1,158)	38,142,040	46,499,898	3,229,597

Net gain (loss) on investments	41,786,041	52,593,320	2,274,637	1,645	34,217,196	22,179,422	3,482,354

Net increase (decrease) in net assets resulting from operations	45,316,228	55,573,288	3,545,774	(301,817)	35,277,594	21,183,264	3,321,958

Capital transactions:
Transfer of net premiums	5,156,959	5,611,094	1,012,921	1,065,328	2,992,552	3,358,992	544,846
Transfer due to death benefits	(2,403,618)	(1,153,287)	(412,234)	(49,797)	(568,478)	(254,314)	(70,942)
Transfers due to annuity benefit payments	(136,120)	(68,395)	(19,469)	(11,042)	(20,136)	(5,316)	(7,370)
Transfers due to withdrawal of funds	(31,605,431)	(26,822,800)	(6,792,896)	(6,169,597)	(14,897,737)	(10,588,969)	(3,238,481)
Transfers due to administrative and contingent deferred sales charges	(805,650)	(636,212)	(219,961)	(35,217)	(69,124)	(157,340)	(13,371)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	(75,705)	(18,319)	(8,310)	(2,733)	(9,454)	(7,876)	(5,343)
Transfers between divisions and to/from Guaranteed Principal Account	(1,984,818)	(889,631)	126,858	2,090,933	(527,830)	(581,209)	16,638

Net increase (decrease) in net assets resulting from capital transactions	(31,854,383)	(23,977,550)	(6,313,091)	(3,112,125)	(13,100,207)	(8,236,032)	(2,774,023)

Total increase (decrease)	13,461,845	31,595,738	(2,767,317)	(3,413,942)	22,177,387	12,947,232	547,935

NET ASSETS, at beginning of the year	266,011,442	208,851,131	43,884,564	25,808,278	102,374,067	73,913,648	21,370,019

NET ASSETS, at end of the year	$279,473,287	$240,446,869	$41,117,247	$22,394,336	$124,551,454	$86,860,880	$21,917,954

See Notes to Financial Statements.

F-3

Massachusetts Mutual Variable Annuity Separate Account 1

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2008

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Investment income
Dividends	$10,408,061	$-	$2,222,785	$503,557	$2,580,655	$-	$1,434,571

Expenses
Mortality and expense risk fees and administrative charges	4,402,501	4,189,225	605,976	315,450	2,061,448	1,686,237	359,101

Net investment income (loss)	6,005,560	(4,189,225)	1,616,809	188,107	519,207	(1,686,237)	1,075,470

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(9,487,233)	(22,473,466)	(94,251)	2,267	(6,312,149)	(36,791,656)	863,389
Realized gain distribution	-	-	-	-	11,339,105	-	331,498

Realized gain (loss)	(9,487,233)	(22,473,466)	(94,251)	2,267	5,026,956	(36,791,656)	1,194,887

Change in net unrealized appreciation/depreciation of investments	(86,249,035)	(138,836,214)	(1,073,232)	2,924	(84,443,614)	(40,496,740)	(6,454,003)

Net gain (loss) on investments	(95,736,268)	(161,309,680)	(1,167,483)	5,191	(79,416,658)	(77,288,396)	(5,259,116)

Net increase (decrease) in net assets resulting from operations	(89,730,708)	(165,498,905)	449,326	193,298	(78,897,451)	(78,974,633)	(4,183,646)

Capital transactions:
Transfer of net premiums	8,201,301	9,353,435	1,390,143	1,404,329	4,984,719	5,888,883	1,049,804
Transfers due to death benefits	(2,237,826)	(950,298)	(310,468)	(247,165)	(332,247)	(434,227)	(159,350)
Transfers due to annuity benefit payments	(189,143)	(92,540)	(9,838)	(8,790)	(14,733)	(5,135)	(8,478)
Transfers due to withdrawal of funds	(56,020,701)	(57,153,493)	(8,690,200)	(9,683,625)	(32,668,151)	(26,076,876)	(5,997,763)
Transfers due to administrative and contingent deferred sales charges	(931,094)	(736,266)	(254,727)	(48,059)	(88,505)	(197,472)	(13,796)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	40,269	22,700	(3,262)	3,341	(936)	(3,515)	2,614
Transfers between divisions and to /from Guaranteed Principal Account	(4,406,803)	(4,683,171)	1,017,615	10,261,867	(3,591,733)	(2,682,074)	612,788

Net increase (decrease) in net assets resulting from capital transactions	(55,543,997)	(54,239,633)	(6,860,737)	1,681,898	(31,711,586)	(23,510,416)	(4,514,181)

Total increase (decrease)	(145,274,705)	(219,738,538)	(6,411,411)	1,875,196	(110,609,037)	(102,485,049)	(8,697,827)

NET ASSETS, at beginning of the year	411,286,147	428,589,669	50,295,975	23,933,082	212,983,104	176,398,697	30,067,846

NET ASSETS, at end of the year	$266,011,442	$208,851,131	$43,884,564	$25,808,278	$102,374,067	$73,913,648	$21,370,019

See Notes to Financial Statements.

F-4

Massachusetts Mutual Variable Annuity Separate Account 1

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 1 (“Separate Account 1”) is a separate investment account established on April 8, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”).

MassMutual maintains three Segments within Separate Account 1, they are: Variable Annuity Fund 4 Segment, Flex-Annuity IV (Qualified) Segment and Flex Extra (Qualified) Segment.

Variable Annuity Fund 4 Segment, Flex-Annuity IV (Qualified) Segment and Flex Extra (Qualified) Segment are no longer offered for sale; however, Massachusetts Mutual will continue to administer the contracts.

Separate Account 1 is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account 1 are clearly identified and distinguished from MassMutual’s other assets and liabilities. Separate Account 1’s assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT 1’s ASSETS

Separate Account 1 consists of seven divisions which invest in the following mutual funds of the same name unless stated otherwise:

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with four of its separate Series (“MML II Trust Funds”) available to Separate Account 1: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual serves as investment adviser to each of the MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly owned subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. whereby AllianceBernstein and OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, each serve as investment sub-adviser to the MML Equity Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account 1: Oppenheimer Global Securities Fund/VA, Oppenheimer MidCap Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

In addition to the seven divisions, contract owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (herein referred to as “generally accepted accounting principles”) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to generally accepted accounting principles will be incorporated into the ASC through Accounting Standards Updates (ASU).

The following is a summary of significant accounting policies followed by Separate Account 1 in preparation of the financial statements in conformity with generally accepted accounting principles.

F-5

Notes To Financial Statements (Continued)

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 1 is part of MassMutual’s total operations and is not taxed separately. Separate Account 1 is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on Separate Account 1’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 1.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

Separate Account 1 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust Separate Account 1. Net transfers from Separate Account 1 to MassMutual totaled $117,855 for the year ended December 31, 2009. Net transfers from MassMutual to Separate Account 1 totaled $35,298 for the year ended December 31, 2008. The reserve is subject to a maximum of 3% of Separate Account 1’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM or 1994 MGDB table.

4.	FAIR VALUE OF FINANCIAL STATEMENTS

The Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, Separate Account 1 generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in Separate Account 1. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

F-6

Notes To Financial Statements (Continued)

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of Separate Account 1 are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2009.

Separate Account 1 does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under U.S. generally accepted accounting principles.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual and Separate Account 1, MML Investors Services, Inc. (“MMLISI”) serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of contracts by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

The contracts are no longer offered for sale. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and Separate Account 1.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Cost of purchases	$7,487,574	$6,080,410	$3,031,331	$4,763,417	$5,125,633	$279,224	$483,783
Proceeds from sales	(35,772,136)	(27,103,924)	(7,572,936)	(8,104,194)	(14,813,328)	(9,509,718)	(3,409,977)

F-7

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2009 were as follows:

December 31, 2009	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Units purchased	1,620,070	1,917,156	292,631	541,775	1,342,020	2,469,708	276,231
Units withdrawn	(9,685,426)	(8,424,776)	(1,943,608)	(2,643,812)	(5,980,345)	(7,175,026)	(1,500,120)
Units transferred between divisions and to/from GPA	(1,692,895)	(1,393,990)	(126,753)	472,120	(1,125,549)	(1,201,107)	(209,290)

Net increase (decrease)	(9,758,251)	(7,901,610)	(1,777,730)	(1,629,917)	(5,763,874)	(5,906,425)	(1,433,179)

December 31, 2008	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Units purchased	2,295,176	2,386,065	426,688	715,986	1,757,371	2,995,528	490,711
Units withdrawn	(14,785,401)	(13,468,121)	(2,531,276)	(4,415,061)	(10,780,044)	(12,135,473)	(2,699,977)
Units transferred between divisions and to /from GPA	(2,612,742)	(2,373,181)	83,981	4,573,846	(2,110,241)	(2,406,914)	23,982

Net increase (decrease)	(15,102,967)	(13,455,237)	(2,020,607)	874,771	(11,132,914)	(11,546,859)	(2,185,284)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2009 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Blend Division
2009	72,917,321	$3.60 to $6.84	$279,473,287	2.64%	0.73% to 1.30%	18.99% to 19.67%
2008	82,675,572	3.02 to 5.72	266,011,442	3.05	0.73 to 1.30	(23.73) to (23.30)
2007	97,778,539	3.97 to 7.45	411,286,147	3.00	0.73 to 1.30	4.53 to 5.13
2006	114,568,905	3.79 to 7.09	459,715,350	2.70	0.73 to 1.30	10.34 to 10.97
2005	135,173,600	3.44 to 6.39	490,598,940	2.69	0.73 to 1.30	3.32 to 3.91

MML Equity Division
2009	64,039,787	3.56 to 11.20	240,446,869	2.67	0.73 to 1.30	29.02 to 29.76
2008	71,941,397	2.76 to 8.63	208,851,131	-	0.73 to 1.30	(42.34) to (42.01)
2007	85,396,634	4.79 to 14.89	428,589,669	1.89	0.73 to 1.30	2.65 to 3.24
2006	102,307,561	4.66 to 14.42	499,335,679	1.34	0.73 to 1.30	16.48 to 17.15
2005	121,627,354	4.00 to 12.31	510,328,515	1.79	0.73 to 1.30	1.80 to 2.38

MML Managed Bond Division
2009	10,889,650	3.64 to 7.71	41,117,247	4.30	0.73 to 1.30	8.78 to 9.41
2008	12,667,380	3.34 to 7.05	43,884,564	4.74	0.73 to 1.30	1.06 to 1.63
2007	14,687,987	3.31 to 6.93	50,295,975	5.09	0.73 to 1.30	5.71 to 6.32
2006	18,161,342	3.13 to 6.52	58,684,970	4.54	0.73 to 1.30	2.77 to 3.35
2005	22,426,823	3.04 to 6.31	70,378,931	4.71	0.73 to 1.30	1.04 to 1.62

MML Money Market Division
2009	11,080,140	1.93 to 3.34	22,394,336	0.06	0.73 to 1.30	(1.23) to (0.66)
2008	12,710,057	1.96 to 3.37	25,808,278	2.05	0.73 to 1.30	0.78 to 1.36
2007	11,835,286	1.94 to 3.32	23,933,082	4.60	0.73 to 1.30	3.37 to 3.96
2006	12,055,832	1.88 to 3.19	23,575,509	4.44	0.73 to 1.30	3.20 to 3.79
2005	13,443,255	1.82 to 3.08	25,474,098	2.58	0.73 to 1.30	1.34 to 1.91

F-8

Notes To Financial Statements (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Global Securities Division
2009	43,012,364	$2.90	$124,551,454	2.28%	1.30%	37.97%
2008	48,776,238	2.10	102,374,067	1.63	1.30	(40.96)
2007	59,909,152	3.56	212,983,104	1.39	1.30	4.94
2006	72,915,837	3.39	247,023,893	1.05	1.30	16.18
2005	85,283,729	2.92	248,694,669	1.06	1.30	12.84

Oppenheimer MidCap Division
2009	51,883,869	1.67	86,860,880	-	1.30	30.89
2008	57,790,294	1.28	73,913,648	-	1.30	(49.73)
2007	69,337,153	2.54	176,398,697	-	1.30	4.95
2006	84,670,844	2.42	205,245,813	-	1.30	1.63
2005	101,442,990	2.39	241,959,858	-	1.30	10.88

Oppenheimer Strategic Bond Division
2009	9,978,120	2.20	21,917,954	0.53	1.30	17.30
2008	11,411,299	1.87	21,370,019	5.20	1.30	(15.32)
2007	13,596,583	2.21	30,067,846	3.73	1.30	8.27
2006	15,219,989	2.04	31,088,134	4.50	1.30	6.10
2005	18,376,789	1.93	35,376,961	4.64	1.30	1.34

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized contract expenses of Separate Account 1, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

B.	Separate Account 1 assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account 1.

Mortality and Expense Risk Charge This charge is assessed through a reduction in unit values.	0.73% - 1.25% of the daily value of the assets invested in each fund.

Administrative Expense Charge This charge is assessed through a reduction in unit values.	0.00% - 0.15% of the daily value of the assets invested in each fund.

Annual Administrative Charge This charge is assessed through the redemption of units.	$30 - $35 per contract year invested in each fund.

Contingent Deferred Sales Charge This charge is assessed through the redemption of units.	0.00% - 11.00% on the value of the accumulation units purchased with the first $3,000 of purchase payments.

Sales and Administrative Charges This charge is assessed through a reduction in unit values.	8.75% - 9.00% on periodic purchase payments.

9.	SUBSEQUENT EVENTS

The Account’s management has reviewed events occurring through February 23, 2010, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

F-9

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and

Contract Owners of Massachusetts Mutual Variable Annuity Separate Account 2:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Annuity Separate Account 2 (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2009, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Annuity Separate Account 2 as of December 31, 2009, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

February 23, 2010

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

ASSETS
Investments
Number of shares	4,613,907	3,794,600	1,330,587	7,423,323	1,701,126	661,552	1,739,844

Identified cost	$68,029,843	$84,558,421	$16,372,356	$7,417,319	$43,193,639	$29,499,431	$8,632,203

Value	$71,553,636	$66,047,052	$16,619,308	$7,418,564	$45,079,830	$24,159,861	$9,221,171
Dividends receivable	-	-	-	-	-	-	-

Total assets	71,553,636	$66,047,052	16,619,308	7,418,564	45,079,830	24,159,861	9,221,171

LIABILITIES
Annuitant mortality fluctuation reserve	14,561	11,674	2,989	578	2,039	1,306	1,797
Payable to Massachusetts Mutual Life Insurance Company	5,959	24,688	785	266	13,687	9,347	913

Total liabilities	$20,520	36,362	3,774	844	15,726	10,653	2,710

NET ASSETS	$71,533,116	$66,010,690	$16,615,534	$7,417,720	$45,064,104	$24,149,208	$9,218,461

Net Assets:
Accumulation units – value	$71,047,753	$65,621,560	$16,507,663	$7,398,453	$44,996,143	$24,105,674	$9,158,557
Contracts in payout (annuitization) period	485,363	389,130	107,871	19,267	67,961	43,534	59,904

Net assets	$71,533,116	$66,010,690	$16,615,534	$7,417,720	$45,064,104	$24,149,208	$9,218,461

Outstanding units
Contract owners	19,277,362	18,162,656	4,545,179	3,661,698	15,562,354	14,424,840	4,196,693

UNIT VALUE
Flex-Extra (Non-Qualified)	$3.60	$3.56	$3.64	$1.93	$2.90	$1.67	$2.20
Flex-Annuity IV (Non-Qualified)	6.13	9.40	6.58	2.73	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2009

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Investment income
Dividends	$1,794,630	$1,609,085	$734,242	$5,292	$895,195	$-	$49,457

Expenses
Mortality and expense risk fees and administrative charges	882,414	786,862	223,920	114,399	510,761	280,025	118,406

Net investment income (loss)	912,216	822,223	510,322	(109,107)	384,434	(280,025)	(68,949)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(932,507)	(7,879,418)	(41,443)	1,304	(527,467)	(2,127,930)	138,697
Realized gain distribution	-	-	211,309	-	853,558	-	7,454

Realized gain (loss)	(932,507)	(7,879,418)	169,866	1,304	326,091	(2,127,930)	146,151

Change in net unrealized appreciation/depreciation of investments	11,838,498	22,286,572	761,705	(708)	12,024,287	8,296,065	1,360,196

Net gain (loss) on investments	10,905,991	14,407,154	931,571	596	12,350,378	6,168,135	1,506,347

Net increase (decrease) in net assets resulting from operations	11,818,207	15,229,377	1,441,893	(108,511)	12,734,812	5,888,110	1,437,398

Capital transactions:
Transfer of net premiums	451,893	691,550	135,718	73,125	463,812	355,516	73,396
Transfers due to death benefits	(930,295)	(649,479)	(193,574)	(93,172)	(391,397)	(330,369)	(224,202)
Transfers due to annuity benefit payments	(114,120)	(66,709)	(18,468)	(2,018)	(11,743)	(11,095)	(5,203)
Transfers due to withdrawal of funds	(8,540,699)	(8,162,800)	(2,995,285)	(3,750,143)	(5,199,095)	(2,901,170)	(1,410,158)
Transfers due to administrative and contingent deferred sales charges	(155,307)	(136,901)	(49,297)	(7,145)	(14,872)	(36,185)	(2,083)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(49,271)	(3,605)	(11,907)	(17,335)	(16,941)	343	(3,325)
Transfers between divisions and to/from Guaranteed Principal Account	(1,065,911)	(1,830,099)	92,575	2,475,961	(121,979)	(108,872)	(143,996)

Net increase (decrease) in net assets resulting from capital transactions	(10,403,710)	(10,158,043)	(3,040,238)	(1,320,727)	(5,292,215)	(3,031,832)	(1,715,571)

Total increase (decrease)	1,414,497	5,071,334	(1,598,345)	(1,429,238)	7,442,597	2,856,278	(278,173)

NET ASSETS, at beginning of the year	70,118,619	60,939,356	18,213,879	8,846,958	37,621,507	21,292,930	9,496,634

NET ASSETS, at end of the year	$71,533,116	$66,010,690	$16,615,534	$7,417,720	$45,064,104	$24,149,208	$9,218,461

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2008

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division
Investment income
Dividends	$2,752,026	$-	$925,588	$208,690	$950,819	$-	$641,327

Expenses
Mortality and expense risk fees and administrative charges	1,173,076	1,237,296	255,279	129,720	759,027	486,898	158,208

Net investment income (loss)	1,578,950	(1,237,296)	670,309	78,970	191,792	(486,898)	483,119

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	846,943	(5,666,501)	(41,935)	795	(1,319,706)	(8,512,215)	486,550
Realized gain distribution	-	-	-	-	4,177,793	-	148,197

Realized gain (loss)	846,943	(5,666,501)	(41,935)	795	2,858,087	(8,512,215)	634,747

Change in net unrealized appreciation/depreciation of investments	(26,202,448)	(41,686,373)	(438,337)	1,321	(32,131,644)	(13,750,777)	(2,917,620)

Net gain (loss) on investments	(25,355,505)	(47,352,874)	(480,272)	2,116	(29,273,557)	(22,262,992)	(2,282,873)

Net increase (decrease) in net assets resulting from operations	(23,776,555)	(48,590,170)	190,037	81,086	(29,081,765)	(22,749,890)	(1,799,754)

Capital transactions:
Transfer of net premiums	1,009,643	1,065,866	384,435	482,544	526,470	557,045	229,149
Transfers due to death benefits	(1,261,471)	(829,809)	(585,478)	(20,495)	(371,183)	(259,852)	(137,296)
Transfers due to annuity benefit payments	(107,947)	(92,015)	(16,981)	(3,182)	(13,711)	(19,638)	(4,956)
Transfers due to withdrawal of funds	(14,955,695)	(16,219,709)	(3,412,701)	(4,185,067)	(11,232,609)	(6,946,952)	(2,333,771)
Transfers due to administrative and contingent deferred sales charges	(188,021)	(159,920)	(57,960)	(6,738)	(17,340)	(44,192)	(2,286)
Transfers due to net charge (credit) to annuitant mortality fluctuation	28,534	23,209	5,835	315	4,298	3,651	(265)
Transfers between divisions and to/from Guaranteed Principal Account	(716,530)	(1,221,596)	(166,874)	2,501,188	(972,953)	(419,855)	158,423

Net increase (decrease) in net assets resulting from capital transactions	(16,191,487)	(17,433,974)	(3,849,724)	(1,231,435)	(12,077,028)	(7,129,793)	(2,091,002)

Total increase (decrease)	(39,968,042)	(66,024,144)	(3,659,687)	(1,150,349)	(41,158,793)	(29,879,683)	(3,890,756)

NET ASSETS, at beginning of year	110,086,661	126,963,500	21,873,566	9,997,307	78,780,300	51,172,613	13,387,390

NET ASSETS, at end of the year	$70,118,619	$60,939,356	$18,213,879	$8,846,958	$37,621,507	$21,292,930	$9,496,634

See Notes to Financial Statements.

Massachusetts Mutual Variable Annuity Separate Account 2

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Annuity Separate Account 2 (“Separate Account 2”) is a separate investment account established on October 14, 1981 by Massachusetts Mutual Life Insurance Company (“MassMutual”).

MassMutual maintains two Segments within Separate Account 2, they are: Flex-Annuity IV (Non-Qualified) Segment, and Flex-Extra (Non-Qualified) Segment.

Flex-Annuity IV (Non-Qualified) Segment and Flex Extra (Non-Qualified) Segment are no longer offered for sale; however, Massachusetts Mutual will continue to administer the contracts.

Separate Account 2 is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account 2 are clearly identified and distinguished from MassMutual’s other assets and liabilities. Separate Account 2’s assets are not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT 2’s ASSETS

Separate Account 2 consists of seven divisions which invest in the following mutual funds of the same name unless stated otherwise:

MML Series Investment Fund II (“MML II Trust”) is an open-end, investment company registered under the 1940 Act with four of its separate Series (“MML II Trust Funds”) available to Separate Account 2: MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund. MassMutual serves as investment adviser to each of the MML II Trust Funds pursuant to an investment management agreement. MassMutual has entered into sub-advisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly owned subsidiary of MassMutual, pursuant to which Babson Capital serves as the investment sub-adviser to the MML Blend Fund, MML Managed Bond Fund and MML Money Market Fund. MassMutual has entered into sub-advisory agreements with AllianceBernstein L.P. (“AllianceBernstein”) and OppenheimerFunds, Inc. whereby AllianceBernstein and OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, each serve as investment sub-adviser to the MML Equity Fund (prior to January 27, 2006, Babson Capital and Alliance Capital Management L.P. each served as investment sub-adviser to a portion of this Fund).

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account 2: Oppenheimer Global Securities Fund/VA, Oppenheimer MidCap Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

In addition to the seven divisions, contract owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (herein referred to as “generally accepted accounting principles”) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to generally accepted accounting principles will be incorporated into the ASC through Accounting Standards Updates (ASU).

Notes To Financial Statements (Continued)

The following is a summary of significant accounting policies followed by Separate Account 2 in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying Funds which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 2 is part of MassMutual’s total operations and is not taxed separately. Separate Account 2 is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on Separate Account 2’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 2.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

G.	Annuitant Mortality Fluctuation

Separate Account 2 maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust Separate Account 2. Net transfers from Separate Account 2 to MassMutual totaled $99,199 for the year ended December 31, 2009. Net transfers from MassMutual to Separate Account 2 totaled $43,014 for the year ended December 31, 2008. The reserve is subject to a maximum of 3% of Separate Account 2’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 83 IAM, Annuity 2000, or 1994 MGDB table.

Notes To Financial Statements (Continued)

4.	FAIR VALUE OF FINANCIAL STATEMENTS

The Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, Separate Account 2 generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in Separate Account 2. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of Separate Account 2 are measured at fair value on a recurring basis. All the net assets are categorized as Level 1 as of December 31, 2009.

Separate Account 2 does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under U.S. generally accepted accounting principles.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

Pursuant to separate underwriting agreements with MassMutual and Separate Account 2, MML Investors Services, Inc. (“MMLISI”) serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLISI and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. Commissions for sales of contracts by MMLISI registered representatives are paid on behalf of MMLISI to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLISI and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

The contracts are no longer offered for sale to the public. Contract owners may continue, however, to make purchase payments under existing contracts.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and Separate Account 2.

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Cost of purchases	$2,007,847	$1,757,323	$1,412,015	$2,446,335	$2,255,445	$196,034	$265,937
Proceeds from sales	(11,519,959)	(11,138,637)	(3,731,463)	(3,868,008)	(6,439,685)	(3,574,366)	(2,041,787)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2009 were as follows:

December 31, 2009	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Units purchased	168,129	238,614	39,454	37,721	200,485	260,829	48,188
Units withdrawn	(2,690,424)	(2,576,773)	(845,818)	(1,787,374)	(2,022,515)	(2,009,533)	(696,934)
Units transferred between divisions and to/from GPA	(707,289)	(990,777)	(68,580)	1,044,712	(540,425)	(474,594)	(225,633)

Net increase (decrease)	(3,229,584)	(3,328,936)	(874,944)	(704,941)	(2,362,455)	(2,223,298)	(874,379)

December 31, 2008	MML Blend Division	MML Equity Division	MML Managed Bond Division	MML Money Market Division	Oppenheimer Global Securities Division	Oppenheimer MidCap Division	Oppenheimer Strategic Bond Division

Units purchased	278,674	270,861	120,569	246,934	180,421	292,161	109,430
Units withdrawn	(4,216,891)	(4,098,382)	(1,176,188)	(1,800,510)	(3,824,486)	(3,326,789)	(1,088,989)
Units transferred between divisions and to/from GPA	(520,949)	(561,426)	(92,152)	1,156,433	(590,917)	(431,688)	(3,103)

Net increase (decrease)	(4,459,166)	(4,388,947)	(1,147,771)	(397,143)	(4,234,982)	(3,466,316)	(982,662)

8. FINANCIAL	HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each of the five years in the period ended December 31, 2009 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blend Division
2009	19,277,362	$3.60 to $6.13	$71,533,116	2.64%	1.25% to 1.30%	18.99% to 19.05%
2008	22,506,946	3.02 to 5.15	70,118,619	3.05	1.25 to 1.30	(23.73) to (23.69)
2007	26,966,112	3.97 to 6.74	110,086,661	2.99	1.25 to 1.30	4.53 to 4.58
2006	32,456,235	3.79 to 6.45	126,564,862	2.68	1.25 to 1.30	10.34 to 10.39
2005	40,139,724	3.44 to 5.84	141,629,413	2.67	1.25 to 1.30	3.32 to 3.37

MML Equity Division
2009	18,162,656	3.56 to 9.40	66,010,690	2.65	1.25 to 1.30	29.02 to 29.09
2008	21,491,592	2.76 to 7.28	60,939,356	-	1.25 to 1.30	(42.34) to (42.31)
2007	25,880,539	4.79 to 12.63	126,963,500	1.88	1.25 to 1.30	2.65 to 2.71
2006	31,591,019	4.66 to 12.29	150,475,034	1.33	1.25 to 1.30	16.48 to 16.54
2005	38,132,310	4.00 to 10.55	155,619,443	1.77	1.25 to 1.30	1.80 to 1.85

MML Managed Bond Division
2009	4,545,179	3.64 to 6.58	16,615,534	4.26	1.25 to 1.30	8.78 to 8.84
2008	5,420,123	3.34 to 6.05	18,213,879	4.72	1.25 to 1.30	1.06 to 1.11
2007	6,567,894	3.31 to 5.98	21,873,566	5.15	1.25 to 1.30	5.71 to 5.77
2006	7,315,274	3.13 to 5.65	23,033,954	4.52	1.25 to 1.30	2.77 to 2.82
2005	9,340,705	3.04 to 5.50	28,662,896	4.70	1.25 to 1.30	1.04 to 1.09

MML Money Market Division
2009	3,661,698	1.93 to 2.73	7,417,720	0.06	1.25 to 1.30	(1.23) to (1.18)
2008	4,366,639	1.96 to 2.76	8,846,958	2.07	1.25 to 1.30	0.78 to 0.83
2007	4,763,782	1.94 to 2.74	9,997,307	4.60	1.25 to 1.30	3.37 to 3.42
2006	4,697,785	1.88 to 2.65	9,604,959	4.44	1.25 to 1.30	3.20 to 3.25
2005	4,876,338	1.82 to 2.56	9,643,788	2.60	1.25 to 1.30	1.34 to 1.39

Notes To Financial Statements (Continued)

8. FINANCIAL	HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Securities Division
2009	15,562,354	$2.90	$45,064,104	2.28%	1.30%	37.97%
2008	17,924,809	2.10	37,621,507	1.63	1.30	(40.96)
2007	22,159,791	3.56	78,780,300	1.38	1.30	4.94
2006	26,893,598	3.39	91,109,992	1.07	1.30	16.18
2005	33,226,837	2.92	96,892,307	1.08	1.30	12.84

Oppenheimer MidCap Division
2009	14,424,840	1.67	24,149,208	-	1.30	30.89
2008	16,648,138	1.28	21,292,930	-	1.30	(49.73)
2007	20,114,454	2.54	51,172,613	-	1.30	4.95
2006	25,408,286	2.42	61,590,791	-	1.30	1.63
2005	32,092,142	2.39	76,545,559	-	1.30	10.88

Oppenheimer Strategic Bond Division
2009	4,196,693	2.20	9,218,461	0.54	1.30	17.30
2008	5,071,072	1.87	9,496,634	5.28	1.30	(15.32)
2007	6,053,734	2.21	13,387,390	3.82	1.30	8.27
2006	7,665,395	2.04	15,657,228	4.58	1.30	6.10
2005	9,911,746	1.93	19,080,995	4.68	1.30	1.34

1	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

2	The expense ratios represent the annualized contract expenses of Separate Account 2, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

3	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts.

B.	Separate Account 2 assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account 2.

Mortality and Expense Risk Charge	1.15% - 1.25% of the daily value of the assets
This charge is assessed through a reduction in unit values.	invested in each fund.

Administrative Charge	0.00% - 0.15% of the daily value of the assets
This charge is assessed through a reduction in unit values.	invested in each fund.

Annual Administrative Charge	$30 - $35 per contract year invested in each fund.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 11.00% on the value of the accumulation
This charge is assessed through the redemption of units.	units purchased with the first $3,000 of purchase payments.

9.	SUBSEQUENT EVENTS

The Account’s management has reviewed events occurring through February 23, 2010, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2009 and 2008, and the related statutory statements of income (loss), changes in surplus, and cash flows for each of the years in the three-year period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2009. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2009, on the basis of accounting described in Note 2.

As discussed in the notes to the statutory financial statements, the Company changed its accounting for other-than-temporary impairments of structured securities (Notes 2c and 3) in 2008 and 2009 and variable annuity reserves (Note 2c) and deferred income tax assets (Notes 2c and 3) in 2009. In addition, the Company changed its method for valuing common stock of affiliates to include equity in noncontrolling interests (Note 4d) in 2009.

/s/ KPMG LLP

February 19, 2010

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2009	2008
	(In Millions)

Assets:

Bonds	$46,722	$45,165
Preferred stocks	128	126
Common stocks - subsidiaries and affiliates	3,618	2,200
Common stocks - unaffiliated	241	265
Mortgage loans	11,090	11,876
Policy loans	8,486	8,885
Real estate	1,095	1,085
Partnerships and limited liability companies	4,813	5,220
Derivatives and other invested assets	2,503	3,616
Cash, cash equivalents and short-term investments	2,251	2,621

Total invested assets	80,947	81,059

Investment income due and accrued	668	690
Federal income taxes	—	220
Deferred income taxes	1,106	512
Other than invested assets	842	864

Total assets excluding separate accounts	83,563	83,345

Separate account assets	37,766	30,949

Total assets	$121,329	$114,294

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2009	2008
	(In Millions)

Liabilities:

Policyholders’ reserves	$61,953	$60,570
Liabilities for deposit-type contracts	2,809	3,921
Contract claims and other benefits	286	258
Policyholders’ dividends	1,236	1,355
General expenses due or accrued	720	768
Federal income taxes	57	—
Asset valuation reserve	1,142	395
Securities sold under agreements to repurchase	3,439	3,414
Commercial paper	250	250
Derivative collateral	1,809	2,903
Other liabilities	611	1,145

Total liabilities excluding separate accounts	74,312	74,979

Separate account liabilities	37,758	30,852

Total liabilities	112,070	105,831

Surplus	9,259	8,463

Total liabilities and surplus	$121,329	$114,294

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME (LOSS)

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Revenue:

Premium income	$12,392	$13,238	$12,837
Net investment income	4,071	4,863	4,617
Reserve adjustments on reinsurance ceded	82	61	41
Fees and other income	489	258	414

Total revenue	17,034	18,420	17,909

Benefits and expenses:

Policyholders’ benefits	11,364	11,032	10,564
Change in policyholders’ reserves	2,021	4,400	3,572
General insurance expenses	1,270	1,028	1,063
Commissions	522	535	523
State taxes, licenses and fees	131	121	124

Total benefits and expenses	15,308	17,116	15,846

Net gain (loss) from operations before dividends and federal income taxes	1,726	1,304	2,063

Dividends to policyholders	1,211	1,332	1,373

Net gain (loss) from operations before federal income taxes	515	(28)	690

Federal income tax (benefit) expense	(57)	(268)	119

Net gain (loss) from operations	572	240	571

Net realized capital gains (losses) after tax and transfers to interest maintenance reserve	(861)	(1,233)	(431)

Net income (loss)	$(289)	$(993)	$140

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Surplus, beginning of year	$8,463	$8,008	$7,027

Increase (decrease) due to:
Net income (loss)	(289)	(993)	140
Change in net unrealized capital gains (losses), net of tax	737	(9)	455
Change in net unrealized foreign exchange capital gains (losses), net of tax	112	(78)	56
Change in net deferred income taxes	59	278	319
Change in nonadmitted assets	(108)	365	(96)
Change in reserve valuation basis	—	98	—
Change in asset valuation reserve	(747)	1,120	179
Change in surplus notes	740	—	—
Cumulative effect of accounting changes	(70)	(7)	—
Prior period adjustments	(25)	(33)	(87)
Aggregate write-ins for deferred income taxes	293	—	—
Change in minimum liability included in surplus	148	(343)	16
Other	(54)	57	(1)

Net increase (decrease)	796	455	981

Surplus, end of year	$9,259	$8,463	$8,008

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Cash from operations:
Premium and other income collected	$12,982	$13,535	$13,270
Net investment income	3,814	4,801	4,605
Benefit payments	(11,236)	(10,906)	(10,416)
Net transfers from (to) separate accounts	(796)	(366)	(1,585)
Commissions and other expenses	(1,756)	(2,211)	(1,694)
Dividends paid to policyholders	(1,330)	(1,367)	(1,227)
Federal and foreign income taxes recovered (paid)	484	(10)	(205)

Net cash from operations	2,162	3,476	2,748

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	14,846	16,004	14,683
Common stocks - unaffiliated	379	526	903
Mortgage loans	1,222	1,133	1,652
Real estate	13	142	379
Other	668	1,550	857

Total investment proceeds	17,128	19,355	18,474

Cost of investments acquired:
Bonds	(16,373)	(21,520)	(14,657)
Common stocks - unaffiliated	(232)	(300)	(528)
Mortgage loans	(542)	(1,776)	(2,962)
Real estate	(121)	(100)	(186)
Other	(1,151)	(1,890)	(2,219)

Total investments acquired	(18,419)	(25,586)	(20,552)
Net (increase) decrease in policy loans	400	(581)	(505)

Net cash from investments	(891)	(6,812)	(2,583)

Cash from financing and other sources:
Net deposits (withdrawals) on deposit-type contracts	(1,217)	(391)	492
Cash provided from surplus notes	740	—	249
Net securities sold (bought) under agreements to repurchase	25	1,363	868
Change in derivative collateral	(1,094)	2,349	267
Other cash provided (applied)	(95)	70	(131)

Net cash from financing and other sources	(1,641)	3,391	1,745

Net change in cash, cash equivalents and short-term investments	(370)	55	1,910
Cash, cash equivalents and short-term investments, beginning of year	2,621	2,558	656
Cash, cash equivalents and short-term investments nonadmitted	—	8	(8)

Cash, cash equivalents and short-term investments, end of year	$2,251	$2,621	$2,558

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of Massachusetts Mutual Life Insurance Company (“the Company”), which is organized as a mutual life insurance company.

MassMutual Financial Group (“MMFG”) is comprised of the Company and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and income products, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the “Division”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (“U.S.”) generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon prescribed methodologies, such as the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, persistency and interest assumptions; (c) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (d) beginning with the third quarter of 2008 and through the second quarter of 2009, the Company utilized undiscounted cash flows to determine impairments on structured securities, whereas U.S. GAAP would require the use of discounted cash flows; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) payments received for universal and variable life insurance products and variable annuities are reported as premium income and change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (g) majority-owned noninsurance subsidiaries and variable interest entities where the Company is the primary beneficiary and certain other controlled entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (h) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (i) assets are reported at admitted asset value and nonadmitted assets are excluded through a charge against surplus, whereas U.S. GAAP records these assets net of any valuation allowance; (j) reinsurance reserve credits, unearned ceded premium, and unpaid ceded claims are reported as a reduction of policyholders’ reserves or liabilities for deposit-type contracts whereas U.S. GAAP would report these balances as an asset; (k) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability companies (“LLC”) as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (l) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (m) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (n) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

and losses and foreign currency translations as other comprehensive income; (o) a prepaid asset and/or a liability is recorded for the difference between the fair value of the pension and other postretirement (“Plan”) assets and the accumulated benefit obligation (which excludes nonvested employees) with the change recorded in surplus, whereas for U.S. GAAP purposes, the over/underfunded status of a plan, which is the difference between the fair value of the plan assets and the projected benefit obligation, is recorded as an asset or liability on the Statements of Financial Position with the change recorded through accumulated other comprehensive income; (p) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; and (q) certain group annuity and variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts in the general investments of the company.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments, the liabilities for future policyholders’ reserves and deposit-type contracts, the amount of mortgage loan investment valuation reserves, real estate held for sale, other-than-temporary impairments (“OTTI”) and the liability for taxes. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency and asset valuations and defaults, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in surplus on a pretax basis. The following summarizes corrections of prior year errors as of December 31, 2009:

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
	(In Millions)

Policyholders’ reserves	$(29)	$—	$(29)	$29
Partnership income	—	(8)	(8)	8
Reinsurance	3	—	3	(3)
Prepaid commission	1	—	1	(1)

Total	$(25)	$(8)	$(33)	$33

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2009, a net decrease of $25 million through prior period adjustments and a net decrease of $8 million through the change in net unrealized capital gains (losses).

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes corrections of prior year errors as of December 31, 2008:

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
	(In Millions)

Separate account guarantee reserve	$(52)	$—	$(52)	$52
Nonadmitted prepaid commission	—	(33)	(33)	33
Investment income recognition	(21)	—	(21)	21
Cumulative overstatement of partnerships and LLCs net unrealized capital gains	(6)	6	—	—
Capitalized software asset impairment	(2)	—	(2)	2
Prepaid commission	33	—	33	(33)
Policyholders’ reserves	6	—	6	(6)
Intangible asset	5	—	5	(5)
Reinsurance	2	—	2	(2)
Policy loan	2	—	2	(2)

Total	$(33)	$(27)	$(60)	$60

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2008, a net decrease of $33 million through prior period adjustments, a net decrease of $33 million through the change in nonadmitted assets and a net increase of $6 million through the change in net unrealized capital gains (losses).

The following summarizes corrections of prior year errors as of December 31, 2007:

	Correction of Prior Years’ Income	Corrections of Prior Years’ Statement of Changes to Surplus	Impact on Surplus of Error Correction	Correction of Asset or Liability Balances
	(In Millions)

Cumulative overstatement of partnerships and LLCs net unrealized capital gains	$(100)	$100	$—	$—
Annuity reserve	(5)	—	(5)	5
Postemployment benefits for employee severance plans	(3)	—	(3)	3
Tax settlement	5	—	5	(5)
Policyholders’ reserves	5	—	5	(5)
Dividend accumulation liability	5	—	5	(5)
Reinsurance	4	—	4	(4)
Other	2	—	2	(2)

Total	$(87)	$100	$13	$(13)

As reflected in the preceding table, the Company incorrectly recorded $100 million of distributions from partnerships and LLCs as income rather than as a return of capital. In addition, unrealized losses were incorrectly recorded for the related changes in the values of partnerships due to distributions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As a result of the net activity above, the Company recorded, in the Statutory Statements of Changes in Surplus for the year ended December 31, 2007, a net decrease of $87 million through prior period adjustments and a net increase of $100 million through the change in net unrealized capital gains (losses).

Certain 2008 and 2007 balances have been reclassified to conform to the current year presentation.

c.	Change in accounting principles and methodology

Pursuant to confirmation from the Division, the Company began utilizing undiscounted cash flows to determine OTTI for structured securities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 43, “Loan-backed and Structured Securities,” prospectively beginning with the quarter ended September 30, 2008. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with the structured and loan-backed security market’s weakness and the uncertainty around the magnitude and timing of cash flows. Had this change to SSAP No. 43 not been made, the Company’s total assets, net income and surplus for the year ended December 31, 2008 under the previous approach would have been reduced by approximately $275 million.

In 2009, the NAIC issued additional guidance related to OTTI. Refer to Note 3 “New accounting standards” for discussion of SSAP 43R.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued new guidance for employers’ accounting for defined benefit pension and other postretirement plans. One provision of this guidance required an employer to measure the funded status of pension and other postretirement plans as of the date of its year end statement of financial position and to modify disclosures. This provision was effective December 31, 2008. For statutory reporting, the Company elected to use the alternative method for the change in measurement date which takes the fifteen month change in net periodic benefit cost, which is consistent with U.S. GAAP. The Company estimated the three month portion applicable to the preceding year as three fifteenths of the total amount related to the change in measurement date and recorded $7 million as a change in accounting principle through prior year surplus. The remaining twelve month portion of the net periodic benefit cost is reflected in the Statutory Statements of Income (Loss) as part of general insurance expenses for the year ended December 31, 2008.

During 2008, the Company, in accordance with accepted actuarial methods, requested and received permission from the Division to use: (a) Company specific experience X factors and 20-year select factors for certain individual life insurance policies; and (b) the 1980 Commissioners’ Standard Ordinary 4.5% mortality valuation table rather than the 1980 Commissioners’ Standard Ordinary 4.0% mortality valuation table for certain individual life policies. As a result of these changes in reserve valuation basis, the Company recorded a reduction to policyholders’ reserves of $98 million as of December 31, 2008 and a corresponding increase in the Statutory Statements of Changes in Surplus for the year ended December 31, 2008.

The AVR includes four subcomponents. The equity subcomponents include common stock and real estate and the default subcomponents include bonds and mortgage loans. Beginning in the first quarter of 2009, the Company changed its calculation of the AVR to include the transfer of a portion of any subcomponent that is negative to its corresponding subcomponent, as permitted by the Annual Statement instructions. The cumulative impact of this change in accounting is less than $1 million as of December 31, 2009 and is recorded as an increase to surplus.

Effective December 31, 2009, new statutory guidance was issued applying to variable annuity reserves. This new guidance sets forth a principle-based reserve standard designed to improve statutory reserving for variable annuity products with guaranteed death and living benefits. The scope of this guidance includes all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance applies to in force contracts issued after January 1, 1981.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The NAIC is currently using a similar approach to calculate risk-based capital for these products. The methodology of this guidance is based on that approach and facilitates a framework so companies may determine both reserve and risk-based capital in a consistent calculation.

Actuarial Guideline 43 (“CARVM for Variable Annuities”) became effective December 31, 2009 and was used in the calculation of reserves for guaranteed minimum death, accumulation, income and withdrawal benefits as of December 31, 2009. This guideline replaced Actuarial Guideline 34 (“Variable Annuity Minimum Guaranteed Death Benefit Reserves”) and Actuarial Guideline 39 (“Reserves for Variable Annuities with Guaranteed Living Benefits”), which were used in the calculation of reserves prior to December 31, 2009. The reserves held for guaranteed minimum death, accumulation, income and withdrawal benefits were $505 million and $732 million, as of December 31, 2009 and 2008, respectively.

During the fourth quarter of 2009, the Company reviewed its reversal pattern with respect to the gross deferred tax asset that relates to the deferred and uncollected premium reserve. Historically, this gross deferred tax asset was not treated as reversing within one year of the balance sheet date. Upon further review, it was determined that this deferred tax asset reverses in its entirety within one year. The effect of this change is included in surplus on the Company’s Statutory Statements of Financial Position as of December 31, 2009 totaling approximately $204 million.

See additional disclosures regarding change in methodology in Note 4d. “Common stocks - subsidiaries and affiliates” and changes in accounting in Note 3 “New accounting standards.”

d.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method with the exception of NAIC category 6 bonds which are carried at the lower of amortized cost or fair value and residential mortgage-backed securities (“RMBS”), which were rated by an outside modeler. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (“ABS”), mortgage-backed securities (“MBS”), including RMBS and commercial mortgage-backed securities (“CMBS”), and structured securities, including Collateralized Debt Obligations (“CDOs”), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates, and collateral values, among others. Structure characteristics and results of cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Preferred stocks

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing, those which are rated four through six by the Securities Valuation Office (“SVO”), are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on quoted market prices, when available. For preferred stocks without readily ascertainable market values, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs that are not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation, and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

f.	Common stocks - subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily MassMutual Holding LLC (“MMHLLC”), are accounted for using the statutory equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP net equity, including controlling and noncontrolling interest beginning January 1, 2009, adjusted for certain nonadmitted and intangible assets. Operating results, less dividend distributions, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividend distributions received from MMHLLC are recorded in net investment income. Dividend distributions to the Company are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks - subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

g.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. Typical inputs integrated in the Company’s internal models include estimates based upon comparable company analysis, fundamental impact analysis, broker quotes and last traded price.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

h.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens but are underwritten to maximize the control and/or remedies available to the mezzanine lender. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The Company performs annual internal reviews and appraisals to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable the Company will obtain an appraisal from an external appraiser.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over the net value of its collateral. Collectability and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in surplus. If there is a significant change in the net value of the collateral, the valuation allowance will be adjusted. At no time will the net carrying amount of the loan exceed the recorded investment in the loan. When an event occurs resulting in an OTTI, previously recorded valuation allowance adjustments are reversed from unrealized capital losses and a direct write-down is recorded as OTTI in realized capital losses.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original or modified mortgage loan agreement.

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

i.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts were less than $1 million as of December 31, 2009 and $1 million as of December 31, 2008, which were nonadmitted. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Variable rate policy loans are adjusted at least annually and their carrying value approximates the fair value. For loans issued with a fixed interest rate, fair value is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

j.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

When an investment in real estate, held for the production of income is transferred to real estate, held for sale, it is transferred at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure and is classified as held for sale.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties on an annual basis. If an external appraisal is not obtained, an internal appraisal is performed.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

k.	Partnerships and limited liability companies

Partnerships and limited liability companies (“LLCs”), except for partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2cc “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

l.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and other miscellaneous investments.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. In addition, the Company models a limited number of these instruments internally. These quotations are compared to internally derived prices and a price challenge is lodged with the independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. Ultimately, the Company utilizes the internally derived value as its measurement of fair value for these instruments. When quotes from independent sources are not reliable, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

m.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds, commercial paper, and securities purchased under agreements to resell are classified as short-term investments.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has entered into contracts for securities purchased under agreements to resell whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Securities purchased under agreements to resell are accounted for as collateralized loans, with the cash paid for the securities included in the Statutory Statements of Cash Flows as a short-term investment. The underlying securities are not recorded as investments owned by the Company, but instead serve as collateral related to these short-term investments. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income in net investment income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

n.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

o.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium, reinsurance receivables, other receivable items and fixed assets.

Fixed assets are included in other than invested assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range up to fifteen years for leasehold improvements and up to ten years for all other fixed assets. Most unamortized software and office equipment are nonadmitted assets.

Goodwill, which consisted of a management contract assumed when the ownership of an affiliate was transferred to the Company, was fully amortized as of December 31, 2008. Goodwill of $3 million was amortized as an unrealized capital loss in 2008. In those instances when goodwill results from the purchase of a subsidiary, it shall be amortized as an unrealized capital loss over the period in which the acquiring entity benefits economically, not to exceed ten years. Alternatively, when the goodwill results from certain types of assumption reinsurance, it would be amortized to operations over the period in which the assuming entity benefits economically, not to exceed ten years.

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset (subject to certain limitations) that will not be realized by the end of the third calendar year, the pension plan asset, the disallowed interest maintenance reserve (when in a net asset position), certain investments in partnerships for which audits are not performed, certain intangible assets, certain other receivables, advances and prepayments, and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual and group variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for seed money as noted below, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts, including administrative and investment advisory fees.

Assets may be transferred from the general investments of the Company to seed products within the separate accounts. Assets transferred to separate accounts are transferred at fair market value on the date the transaction occurs. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the separate account sells the underlying asset during the normal course of business. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the contract/policyholder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees either a minimum return or minimum account value to the contract/policyholder. For certain guaranteed separate account products such as interest rate guarantee and indexed separate accounts, reserve adequacy is performed on a contract by contract basis using, as applicable, prescribed interest rates, mortality rates, and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in Policyholders’ reserves or Liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as Change in policyholders’ reserves or Policyholders’ benefits in the Statutory Statements of Income (Loss).

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income (Loss). Investment income and realized capital gains and losses on the assets of separate accounts, other than seed money, accrue to contract/policyholders and are not recorded in the Statutory Statements of Income (Loss). Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

r.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or the Commissioners’ Reserve Valuation Method bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. The primary risk for fixed payout annuities is the risk that the company may have insufficient investment income to fund the required interest and for those which have a life contingent element, that the annuitant might live longer than the mortality tables predict.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual and group deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. The primary risk for fixed deferred annuities is that insufficient investment income is earned to fund the minimum guarantees or that customers may choose to withdraw funds in an environment where interest rates have increased significantly in a very short period of time.

New statutory guidance applying to variable annuity reserves became effective December 31, 2009. This new guidance sets forth a principle-based reserve interpretation designed to clarify statutory reserving, particularly CARVM for variable annuity products with guaranteed death and living benefits. The scope of this guidance includes all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance supersedes the existing statutory reserve requirements and applies to in force contracts issued after January 1, 1981.

As of December 31, 2009, reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. Hedging has generally improved standard scenario results and worsened stochastic results. The Company holds the higher of the standard or stochastic scenarios. In addition, the Company elected to hold additional reserves above those indicated based on the standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario results is the composition of the in force, with the key factor being the extent to which the guarantees are “in the money.” Being “in the money” is driven primarily by equity markets and interest rates.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization, and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, policyholder elections for guaranteed minimum income benefits (“GMIBs”), currently held applicable hedge asset cash flows, expenses and discount interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

Long-term care claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unpaid claims and claim expense reserves are related to disability and long-term care claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, permanent and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula which applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity), a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for substandard reserve calculations based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $373,967 million and $365,078 million as of December 31, 2009 and 2008, respectively. Of this total, the Company had $25,319 million and $31,692 million of life insurance in force as of December 31, 2009 and 2008, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (“GMDBs”), or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Certain individual variable annuity products issued by the Company offer GMDBs and variable annuity guaranteed living benefits (“VAGLBs”). The primary types of VAGLBs offered by the Company are guaranteed minimum accumulation benefits (“GMABs”), GMIBs, and guaranteed minimum withdrawal benefits (“GMWBs”). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves. The Company’s GMDB and VAGLB reserves are calculated in accordance with actuarial guidelines.

Variable annuity GMDBs provide a death benefit if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death while others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset), or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

GMABs provide the annuity contract holder with a guaranteed minimum account value at the end of the product’s guarantee period. If the account value is below that guarantee at the end of the period, the account value is increased to the guaranteed level and the contract continues from that point. Options for the guarantee period are ten and twenty years.

GMIBs provide the annuity contract holder with a guaranteed minimum payment when the contract is annuitized. The GMIB would be beneficial to the contract holder if the contract holder’s account value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIB benefits generally anticipate payout between ages 60 and 90. The Company first issued GMIBs in 2002 and suspended issuing contracts with GMIBs by March 2009. GMIBs cannot be exercised within seven years of contract issuance. Contracts issued since September 2007 cannot be exercised within ten years of contract issuance.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value. Reserves for GMWBs are based on actuarial principles for these types of guarantees. In 2009 the Company suspended issuing contracts with GMWBs. The number of variable annuity contracts with GMWBs is not material.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

t.	Policyholders’ dividends

The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends expected to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statutory Statements of Income (Loss). Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. Settlement dividends are an extra dividend payable at termination of a policy upon maturity, death, or surrender.

u.	Asset valuation reserve

The Company maintains an AVR. The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

v.	Interest maintenance reserve

The Company maintains an IMR. The IMR is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities on the Company’s Statutory Statements of Financial Position, or if negative, is nonadmitted and excluded from the Statutory Statements of Financial Position.

w.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold with agreement to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is reported in net investment income on the Statutory Statements of Income (Loss). The Company utilizes the proceeds from these agreements to make investments in short-term or cash equivalent investments.

The Company provides collateral as dictated by the agreements to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

x.	Commercial paper

The Company issues commercial paper in the form of unsecured notes (“Notes”) and interest on the Notes is calculated using a 360-day year based on the actual number of days elapsed. Commercial paper is reported as a liability on the Company’s Statutory Statements of Financial Position. Due to the short-term nature of the Notes, the carrying value is assumed to approximate fair value.

y.	Other liabilities

Other liabilities primarily include liabilities related to amounts held for agents, other payable items, derivative payables, and unsettled suspense balances.

z.	Participating contracts

Participating contracts are those contracts that share in the equity of the Company. Participating contracts issued by the Company represented 71% and 68% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2009 and 2008, respectively.

aa.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million.

Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

bb.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

cc.	Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and include OTTI, which are determined using the specific identification method.

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. When a bond is other-than-temporarily impaired, a new cost basis is established. Any difference between the new amortized cost basis and any increases in the present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

As of July 1, 2009, if the Company has the intent to sell or the inability or lack of intent to retain the investment in a loan-backed or structured security for a period of time sufficient to recover the amortized cost basis, OTTI are recognized in earnings as realized losses equal to the entire difference between the investments’ amortized cost bases and their fair values at the balance sheet date. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. For the period from July 1, 2008 through June 30, 2009, the Company utilized undiscounted cash flows to determine OTTI for structured securities. Internal inputs used in determining the amount of the OTTI on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority. Prior to July 1, 2008, resulting cash flows were discounted at spreads consistent with their fair values. This review process provided a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure were critical elements in determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - ABS and MBS

ABS and MBS are evaluated for OTTI on a periodic basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage, and position in the structure. Where applicable, assumptions include prepayment speeds, default rates and severity, weighted average maturity, collateral values, and changes in the collateral values.

Bonds - CDOs

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic), and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI are recorded if this sixth scenario results in the default of any principal or interest payments due.

For the most subordinated noncoupon bearing junior tranches (CDO tranches), the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, then OTTI are taken in an amount sufficient to produce their effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other than temporary, a new cost basis is established.

Mortgage loans

When it is probable that the Company will be unable to collect all amounts due, according to contractual terms of the mortgage loan agreement, the valuation allowance adjustment is reversed from unrealized capital losses and recorded as OTTI in realized capital losses. When an event occurs resulting in an OTTI, a new cost basis is established at the fair value of the collateral. An impairment is deemed other than temporary when the acquisition of the collateral is probable. The amount recorded reflects a reasonable estimate of the collateral value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recognized if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the uses and dispositions. The impairment loss is measured as the amount by which the carrying value exceeds its fair value.

For real estate held for sale, the fair value is determined by an appraisal based on relevant market data and net sale price. Any subsequent declines in value are recorded as an impairment included in realized capital losses.

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.9% for future benefits of two years to 3.7% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains and losses

Unrealized capital gains and losses are recorded as a change in surplus.

dd.	Employee compensation plans

The Company’s long-term incentive compensation plan was effective as of January 1, 2008 under this plan certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards. These awards include Phantom Stock Appreciation Rights (“PSAR”) and Phantom Restricted Stock (“PRS”). These awards do not grant an equity or ownership interest in the Company.

PSAR provide the participant the right to receive the appreciation in phantom stock price over the award period, providing an individual with the opportunity to share in the value created in the total enterprise. Awards can only be settled in cash equal to the gain, if any, related to the number of PSAR exercised. PSAR cliff vest at the end of three years and expire five years after the date of grant. Vested PSAR may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provides the participant with the opportunity to receive the full phantom share value (grant price plus/minus any change in share price) over the award period. PRS vests on a graded basis over five years, one third per year after years three, four and five and are paid upon vesting. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All awards granted under the Company plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSAR and PRS considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death, or disability with a one year exercise period after termination. A formula has been established, which serves as the basis for the phantom share price, based on the core operating earnings of the Company and its subsidiaries. This phantom share price will be calculated and communicated to all participants quarterly and used in calculating the liability of the Company based on intrinsic value.

ee.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in nonadmitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within that caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

3.	New accounting standards

In November 2009, the NAIC issued new guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of deferred tax assets. It provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized. The valuation allowance is required whether or not an insurer can admit a higher deferred tax asset based on the new standard, i.e. whether its risk-based capital (“RBC”) exceeds the minimum threshold. Significant disclosures are required, including splitting the deferred tax asset and deferred tax liability by character, regardless of whether the company is eligible for the enhanced deferred tax asset admissibility standard. This guidance was issued as Statement of Statutory Accounting Principles (“SSAP”) No. 10R, “Income Taxes – Revised, A Temporary Replacement of SSAP No. 10,” and is effective for 2009 annual statements and 2010 interim and annual statements. In the event subsequent deferred tax asset admission guidance is not adopted by the end of this statement’s effective period, SSAP No. 10 is reinstated as authoritative guidance for accounting and reporting of income taxes for statutory financial statements. The effect, as of December 31, 2009, of adopting this pronouncement was an increase to deferred tax assets of approximately $293 million.

In September 2009, the NAIC issued new guidance pertaining to loan-backed and structured securities, which supersedes existing guidance regarding treatment of cash flows when quantifying changes in valuation and impairments of loan-backed and structured securities. This revised guidance provides information on accounting for structured securities and beneficial interests with the primary impact related to OTTI. It requires the bifurcation of impairment losses into interest and noninterest related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date. If there is no intent to sell and the company has the intent and the ability to retain the investment to recovery, then only the noninterest loss is recognized through earnings. However, if there is an intent to sell or the company does not have the intent and ability to hold the investment for a period of time

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

sufficient to recover the amortized cost basis, the security must be written down to fair value and the loss recognized through earnings. This guidance requires a cumulative effect adjustment to statutory surplus as of July 1, 2009. For any previously other-than-temporarily impaired structured security to be included in the cumulative effect adjustment, the company must still hold the security as of September 30, 2009, must not have the intent to sell the security and must have the intent and ability to hold the security for a period of time sufficient to recover the security’s amortized cost basis. It further requires additional disclosures, including a listing of all investments where the present value of cash flows is less than amortized cost for securities with a recognized OTTI. This guidance was issued as SSAP No. 43R, “Loan-backed and Structured Securities,” and is effective September 30, 2009. The cumulative effect, as of July 1, 2009, of adopting this pronouncement was a decrease to surplus of approximately $70 million, net of the impact of AVR and income taxes. In December 2009, the NAIC amended SSAP No. 43R to incorporate new guidance to determine the designation and carrying value for non-agency Residential Mortgage Backed Securities (“RMBS”). The NAIC contracted with PIMCO, an independent third party, to model the RMBS. To establish the initial NAIC designation, the current book price is compared to the range of values generated by PIMCO’s analysis and assigned to the six NAIC designations for each CUSIP to determine the security’s carrying value method (amortized cost or fair value). For Life companies, securities with NAIC designation 1-5 are held at amortized cost, securities with NAIC designation 6 are held at fair value. When it is initially determined that a security is an NAIC 6 designation that should be held at fair value, then the process is repeated comparing the new carrying value (fair value instead of amortized cost) to the modeled value and basing the final designation on that result. This modification was effective for year end 2009. This new value was used to determine the final NAIC rating to be reported in the Annual Statement and the RBC charge for each residential mortgage backed security.

In December 2008, the NAIC issued new guidance pertaining to accounting for transfers and servicing of financial assets and extinguishments of liabilities. This guidance requires that all servicing assets and servicing liabilities should initially be measured at fair value. It also requires the inclusion of separately recognized servicing assets and servicing liabilities in the calculation of proceeds from the sale of assets and modifies the illustrations included within previously issued guidance. It further revises the accounting measurement method for such items to a fair value measurement method. It confirms guidance regarding servicing assets and servicing liabilities established from the transfer of financial assets to a qualifying special purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities. It also continues nonsubstantive revisions in which the term “retained interests” is replaced with “interests that continue to be held by the transferor,” and amends the definition to exclude servicing assets and servicing liabilities. This guidance was issued as SSAP No. 91(R), “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities,” and was effective January 1, 2009. Adoption of this statement did not have a significant impact on the Company.

In September 2008, the NAIC issued guidance pertaining to accounting for certain securities subsequent to an OTTI. This guidance establishes the statutory accounting principles for the treatment of premium or discount applicable to certain securities subsequent to the recognition of an OTTI. It requires that, after recognizing an OTTI, the fair value on the impairment date becomes the new cost basis, and the insurer must amortize any premium or accrete any discount to the par value by the maturity date, or to realizable value if the anticipated recovery is less than par. The unaccrued discount would be accrued over the remaining life of the security based on the amount and timing of future estimated cash flows. It also clarifies that for reporting entities required to maintain such reserves, credit related OTTI losses are to be recorded through the AVR, while interest related OTTI losses are to be recorded through the IMR. This guidance was issued as SSAP No. 99, “Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment,” and was effective January 1, 2009. The Company has recorded an impact of approximately $12 million of additional income.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2009
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)

U. S. government	$13,192	$159	$1,001	$12,350
All other governments	116	17	—	133
States, territories and possessions	1,152	108	9	1,251
Special revenue	1,474	108	—	1,582
Industrial and miscellaneous	27,628	1,263	1,824	27,067
Credit tenant loans	107	10	—	117
Parent, subsidiaries and affiliates	3,053	76	256	2,873

Total	$46,722	$1,741	$3,090	$45,373

Note: The unrealized loss column does not include $98 million in unrealized losses which are embedded in the carrying value column. These unrealized losses embedded in the carrying value column include $69 million from NAIC category 6 bonds and $12 million reclassified from NAIC category 6 for RMBS with ratings obtained from future losses modeling performed by an outside modeler and, $17 million from other bonds.

	December 31, 2008
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)

U. S. government	$9,401	$1,697	$5	$11,092
All other governments	115	34	—	149
States, territories and possessions	1,062	38	14	1,086
Special revenue	3,065	169	16	3,219
Public utilities	1,528	25	101	1,452
Industrial and miscellaneous	26,722	662	4,635	22,747
Credit tenant loans	170	7	—	177
Parent, subsidiaries and affiliates	3,102	29	542	2,589

Total	$45,165	$2,661	$5,313	$42,511

Note: The unrealized loss column does not include $84 million in unrealized losses from NAIC category 6 bonds which are embedded in the carrying value column.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the Securities Valuation Office (“SVO”) ratings for the bond portfolio as of December 31, 2009, along with what the Company believes were the equivalent rating agency designations, for all bonds except RMBS, which were rated by an outside modeler:

		December 31, 2009
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total
		($ In Millions)

1	Aaa/Aa/A	$31,202	67%
2	Baa	11,588	25
3	Ba	1,593	4
4	B	1,520	3
5	Caa and lower	596	1
6	In or near default	223	—

	Total	$46,722	100%

The table below sets forth RMBS securities as of December 31, 2009 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by an outside modeler:

	December 31, 2009
NAIC Class	Carrying Value	% of Total
	($ In Millions)

1	$3,074	79%
2	141	4
3	255	7
4	369	9
5	55	1
6	7	—

Total	$3,901	100%

Note: The table above excludes $11 million of RMBS securities that were not modeled.

The table below sets forth the SVO ratings for the total bond portfolio as of December 31, 2008, along with what the Company believes were the equivalent rating agency designations:

		December 31, 2008
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total
		($ In Millions)

1	Aaa/Aa/A	$31,504	70%
2	Baa	10,004	22
3	Ba	1,504	3
4	B	1,438	3
5	Caa and lower	521	1
6	In or near default	194	1

	Total	$45,165	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the carrying value and fair value of bonds as of December 31, 2009 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value
	(In Millions)

Due in one year or less	$2,181	$2,193
Due after one year through five years	10,610	10,746
Due after five years through ten years	12,896	13,115
Due after 10 years	21,035	19,319

Total	$46,722	$45,373

The proceeds from sales of bonds were $8,034 million for the year ended December 31, 2009 and $6,582 million for the year ended December 31, 2008.

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2009 and 2008.

	December 31, 2009
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)

U. S. government	$5,822	$315	18	$3,008	$703	1
All other governments	38	—	5	—	—	—
States, territories and possessions	106	3	12	30	5	2
Special revenue	12	—	13	—	—	3
Industrial and miscellaneous	2,909	183	531	6,612	1,676	792
Parent, subsidiaries and affiliates	723	55	8	761	248	11

Total	$9,610	$556	587	$10,411	$2,632	809

Note: The unrealized losses in this table include $98 million of losses embedded in the carrying value of bonds. These unrealized losses include $69 million from NAIC category 6 bonds, $12 million reclassified from NAIC 6 for RMBS with ratings obtained from future losses modeling performed by an outside modeler and $17 million from other bonds.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)

U. S. government	$202	$4	37	$20	$1	28
States, territories and possessions	367	10	29	24	3	1
Special revenue	209	12	36	41	4	9
Industrial and miscellaneous	11,254	1,847	1,327	5,430	2,970	682
Credit tenant loans	58	4	6	—	—	—
Parent, subsidiaries and affiliates	849	249	8	429	293	7

Total	$12,939	$2,126	1,443	$5,944	$3,271	727

Note: The unrealized losses in this table include $84 million of unrealized losses from NAIC category 6 bonds which are embedded in the carrying value of bonds.

For industrial and miscellaneous, the decrease in unrealized loss for the current period, for the less than twelve months category, is due to asset sales, OTTI and market recovery. In addition, the unrealized loss includes a $14 million increase in unrealized losses from NAIC category 6 bonds. For industrial and miscellaneous, the majority of the unrealized losses are due to a reduction in fair value since the bonds were issued, resulting from the decline in the credit markets, liquidity, and other uncertainties that are reflected in current market values. These factors continue to impact the value of residential mortgage-backed securities (“RMBS”) and have now spread to the broader bond market significantly affecting values in leveraged loans and commercial mortgage-backed securities (“CMBS”). Deterioration of underlying collateral, downgrades of credit ratings, or other factors may lead to further declines in value.

As of December 31, 2009, investments in structured and loan-backed securities, including holdings for which an OTTI has not been recognized in earnings and which are in an unrealized loss position, had a fair value of $5,987 million which were in an unrealized loss position of $332 million. These investments in an unrealized loss position greater than 12 months of $1,222 million had a fair value of $4,911 million. These investments were primarily U.S. government and industrial and miscellaneous.

Based on the Company’s policies, as of December 31, 2009 and 2008, the Company has not deemed these investments to be other-than-temporarily impaired because the carrying value of the investments is expected to be realized based on our analysis of fair value or, for loan-backed and structured securities based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

The Company did not sell any securities at a loss or in a loss position with the NAIC’s designation 3 or below through the years ended December 31, 2009 or 2008, that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $44 million as of December 31, 2009 and $43 million as of December 31, 2008.

Residential mortgage-backed exposure

As of December 31, 2009, of the $42,294 million of U.S. government, special revenue, and industrial and miscellaneous bonds, the Company had $5,579 million of RMBS bonds and Collateralized Debt Obligations (“CDOs”) with residential mortgage exposure, of which $2,202 million was prime, $2,324 million was Alt-A and $1,053 million was subprime. As of December 31, 2008, of the $39,188 million of U.S. government, special revenue, and industrial and miscellaneous bonds, the Company had $10,027 million of RMBS bonds and CDOs with residential mortgage exposure, of which $5,400 million was prime, $3,109 million was Alt-A and $1,518 million was subprime. The Alt-A category includes option adjustable rate mortgages, and the subprime category includes “scratch and dent” or reperforming pools,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

high loan to value pools, and pools where the borrowers have very impaired credit but the average loan to value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

Beginning in 2007, market conditions for Alt-A and subprime investments deteriorated due to higher delinquencies, reduced home prices, and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to more liquid market conditions.

The actual cost, carrying value and fair value of the Company’s bond investments with significant prime, Alt-A or subprime exposure were as follows:

	December 31, 2009
	Actual Cost	Carrying Value	Fair Value
	(In Millions)
Prime:
Agency	$1,608	$1,667	$1,786
Non Agency	606	535	453

Total prime	2,214	2,202	2,239

Alt-A:
Residential mortgage-backed securities	3,049	2,324	1,528
Collateralized debt obligations	—	—	—

Total Alt-A	3,049	2,324	1,528

Subprime:
Residential mortgage-backed securities	1,335	1,053	865
Collateralized debt obligations	7	—	—

Total subprime	1,342	1,053	865

Total prime, Alt-A and subprime	$6,605	$5,579	$4,632

	December 31, 2008
	Actual Cost	Carrying Value	Fair Value
	(In Millions)
Prime
Agency	$4,322	$4,417	$4,655
Non Agency	1,012	983	702

Total Prime	5,334	5,400	5,357

Alt-A:
Residential mortgage-backed securities	3,778	3,027	1,625
Collateralized debt obligations	88	82	82

Total Alt-A	3,866	3,109	1,707

Subprime:
Residential mortgage-backed securities	1,779	1,517	1,139
Collateralized debt obligations	13	1	1

Total subprime	1,792	1,518	1,140

Total Prime, Alt-A and subprime	$10,992	$10,027	$8,204

Note: The actual cost in these tables is reduced by paydowns.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables show the percentage by statement value of Alt-A and subprime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2009	—%	—%	—%	—%	0.1%	0.1%
2008	—	0.2	—	—	—	0.2
2007	0.8	0.1	0.3	0.4	7.3	8.9
2006	2.0	1.7	1.1	3.9	27.4	36.1
2005 and prior	12.6	12.8	5.8	10.8	12.7	54.7

Total	15.4%	14.8%	7.2%	15.1%	47.5%	100.0%

Note: The mandated adjustments to NAIC designations from future loss modeling performed by the outside modeler do not impact the vintage tables.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2008	0.2%	—%	—%	—%	—%	0.2%
2007	5.9	1.3	0.1	0.7	1.7	9.7
2006	32.3	2.3	1.0	0.9	0.9	37.4
2005 and prior	39.9	10.2	1.3	0.9	0.4	52.7

Total	78.3%	13.8%	2.4%	2.5%	3.0%	100.0%

During 2009, there were significant credit downgrades for the securities held by the Company which were backed by residential mortgage pools. The majority of these downgrades occurred during the quarter ended March 31, 2009. Subsequent to December 31, 2009, there were no significant additional downgrades.

The following tables show the percentage by statement value of prime RMBS by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2008	1.0%	—%	—%	—%	—%	1.0%
2007	1.3	—	—	—	1.7	3.0
2006	8.4	—	—	0.2	5.6	14.2
2005 and prior	70.5	5.1	2.3	0.8	3.1	81.8

Total	81.2%	5.1%	2.3%	1.0%	10.4%	100.0%

Note: No loans are held with a 2009 origination date.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2008	3.6%	—%	—%	—%	—%	3.6%
2007	7.0	0.5	—	—	—	7.5
2006	8.6	0.5	0.3	0.1	—	9.5
2005 and prior	78.1	0.9	0.3	0.1	—	79.4

Total	97.3%	1.9%	0.6%	0.2%	—%	100.0%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Leveraged loan exposure

Leveraged loans are loans extended to companies or individuals that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates that are higher than typical loans that reflect the additional risk of default from issuers with high debt-to-equity ratios. The actual cost, carrying value and fair value of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2009
	Actual Cost	Carrying Value	Fair Value
	(In Millions)

Domestic leveraged loans	$1,554	$1,494	$1,430
Domestic leveraged loan CDOs	1,314	1,248	1,084

Total domestic leveraged loans and CDOs	2,868	2,742	2,514

European leveraged loans	1,175	1,039	845

Total leveraged loans and CDOs	$4,043	$3,781	$3,359

	December 31, 2008
	Actual Cost	Carrying Value	Fair Value
	(In Millions)

Domestic leveraged loans	$1,802	$1,728	$1,304
Domestic leveraged loan CDOs	929	881	447

Total domestic leveraged loans and CDOs	2,731	2,609	1,751

European leveraged loans	911	888	388

Total leveraged loans and CDOs	$3,642	$3,497	$2,139

Note: The actual cost in these tables is reduced by paydowns.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had actual cost of $3,221 million and fair value of $3,046 million as of December 31, 2009. These investments had actual cost of $3,422 million and fair value of $2,720 million as of December 31, 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table shows the percentage by statement value of commercial mortgage-backed securities by vintage (representing the year the pool of loans was originated) and nationally recognized credit quality ratings as of December 31, 2009 and 2008:

December 31, 2009
Year	AAA	AA	A	BBB	BB and Below	Total
2008	1.6%	0.7%	0.5%	0.6%	0.4%	3.8%
2007	10.8	0.3	3.5	1.0	—	15.6
2006	23.1	0.4	0.2	—	—	23.7
2005 and prior	51.2	2.4	0.9	1.3	1.1	56.9

Total	86.7%	3.8%	5.1%	2.9%	1.5%	100.0%

Note: No loans are held with a 2009 origination date.

December 31, 2008
Year	AAA	AA	A	BBB	BB and Below	Total
2008	3.1%	0.3%	0.2%	—%	—%	3.6%
2007	14.5	0.2	—	—	—	14.7
2006	22.0	0.3	—	—	—	22.3
2005 and prior	54.1	2.2	0.9	1.2	1.0	59.4

Total	93.7%	3.0%	1.1%	1.2%	1.0%	100.0%

b.	Preferred stocks

The Company held preferred stocks with a carrying value of $128 million and fair value of $138 million as of December 31, 2009. The Company held preferred stocks with a carrying value of $126 million and fair value of $91 million as of December 31, 2008.

As of December 31, 2009 and 2008, the Company had no preferred stock with Alt-A, subprime or prime exposure.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $125 million as of December 31, 2009 and $124 million as of December 31, 2008.

c.	Common stocks - unaffiliated
The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2009	2008
	(In Millions)

Adjusted cost basis	$222	$338
Gross unrealized gains	47	37
Gross unrealized losses	(28)	(110)

Carrying value	$241	$265

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2009, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $29 million in 164 issuers. These holdings were in an unrealized loss position of $28 million, $26 million of which were in an unrealized loss position more than 12 months. As of December 31, 2008, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $137 million in 554 issuers. These holdings were in an unrealized loss position of $110 million, $50 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2cc.“Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses”, the decline in value of these securities was not considered to be other than temporary as of December 31, 2009 or 2008.

The Company held $1 million of common stocks with exposure to RMBS as of December 31, 2009 and none as of December 31, 2008.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $178 million as of December 31, 2009 and $67 million as of December 31, 2008.

d.	Common stocks - subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), a subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and MML Bay State Life Insurance Company (“Bay State”), a subsidiary of C.M. Life which primarily writes variable life and bank owned life insurance business.

Summarized below is combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2009	2008	2007
	(In Millions)

Total revenue	$1,367	$1,257	$1,088
Net income (loss)	52	(67)	97
Assets	12,516	11,716	13,262
Liabilities	11,640	10,816	12,471
Equity	876	900	791

One of the Company’s wholly owned subsidiaries, MassMutual Holding LLC (“MMHLLC”), is the parent of subsidiaries which include retail and institutional asset management, registered broker dealers, and international life and annuity operations.

Summarized below is U.S. GAAP financial information for MMHLLC:

	As of and for the Years Ended December 31,
	2009	2008	2007
	(In Millions)

Total revenue	$8,109	$201	$6,725
Net income (loss)	161	132	523
Assets	43,828	36,832	43,426
Liabilities	37,500	34,563	40,187
Equity	6,328	2,269	3,239

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The U.S. GAAP equity values of $6,328 million, $2,269 million and $3,239 million in the preceding table consist of MMHLLC statutory carrying values of $2,627 million, $1,185 million and $2,001 million as of December 31, 2009, 2008 and 2007, respectively, plus the carrying value of MMHLLC that is nonadmitted under statutory accounting principles. MMHLLC’s primary investments are in businesses such as its investment in the asset management operations and the related consolidated investment funds of OppenheimerFunds, Inc., Babson Capital Management LLC, Cornerstone Real Estate Advisers, LLC, Baring Asset Management, Inc. and its investment in international life insurance operations in Japan, Hong Kong and Taiwan.

Common stocks of unconsolidated subsidiaries, primarily MMHLLC, are accounted for using the statutory equity method. The Company accounts for the value of its investment in its subsidiary, MMHLLC, at its underlying U.S. GAAP net equity, adjusted for certain nonadmitted and intangible assets. A new guideline requiring U.S. GAAP reporting entities to reclassify noncontrolling interests as part of equity became effective January 1, 2009. As of December 31, 2009, the statutory value of MMHLLC increased by $1,442 million from December 31, 2008. Of this increase, $1,699 million was attributable to the change in the U.S. GAAP equity of MMHLLC as a result of the reclassification of noncontrolling interests as part of equity. The Division has affirmed the statutory recognition of the Company’s application of the noncontrolling interest guidelines in regards to MMHLLC’s equity value. The current statutory carrying amount of MMHLLC, based on its U.S. GAAP equity including noncontrolling interests, remains significantly below its fair value.

Legal matters at the Company’s subsidiaries, to the extent they develop adversely, may have a negative impact on the Company’s investment in MMHLLC. OppenheimerFunds Inc., an indirect subsidiary of MMHLLC, is currently involved in discussions regarding the performance of certain funds within certain states’ respective 529 college tuition savings plans. An accrual representing the amount that management believes is sufficient to cover these matters is included in the valuation of the Company’s investment in MMHLLC. Since 2009, approximately 34 federal lawsuits have been filed as putative class actions in connection with the performance of certain funds distributed and advised by Oppenheimer Acquisition Corporation’s subsidiaries, indirect subsidiaries of MMHLLC. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of these funds contained misrepresentations and omissions, that the investment policies of these funds were not followed, and that these funds and other defendants violated federal securities laws and regulations and certain state laws. The cases have been consolidated into nine groups, one for each of the funds, and are currently pending in federal district court in Colorado. Lead plaintiff and counsel have been appointed in each of the nine groups, and motions to dismiss on behalf of the co-defendants have been filed or will be filed in these actions. The Company believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. Beyond these matters, MMHLLC’s subsidiaries are involved in litigation arising in the ordinary course of the subsidiaries’ businesses. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, because of the uncertainties involved with some of these matters, future revisions to the estimates of the potential liability could materially affect the Company’s financial position.

The Company recognized $71 million of OTTI on affiliated investment funds for the year ended December 31, 2009, of which $6 million is offset by the change in the Company’s non-qualified benefit plan liability. OTTI of $18 million on affiliated investment funds were based on internal models. The Company recognized $40 million of OTTI on affiliated investment funds for the year ended December 31, 2008, $7 million of which were based on internal models.

As of December 31, 2009 and 2008, the Company had no affiliated common stocks for which the transfer of ownership was restricted by contractual requirements.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For C.M. Life, substantially all of the statutory shareholder’s equity of approximately $718 million as of December 31, 2009 was subject to dividend restrictions imposed by various state regulations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

International insurance subsidiaries primarily include operations in Japan, Hong Kong and Taiwan. Historically, the Company has reinvested a substantial portion of its unrestricted earnings in these operations.

In 2009, the Company contributed capital of $60 million to C.M. Life. In 2008, the Company contributed capital of $9 million to its subsidiaries, including MMHLLC.

The Company received $130 million of cash dividends, recorded in net investment income, from MMHLLC through December 2009. The Company received $635 million of cash and cash equivalent dividends from MMHLLC through December 2008. The Company received an $18 million non-cash dividend from MMHLLC in January 2008 for the ownership transfer of Invicta Holdings, LLC from MMHLLC to the Company.

The Company issued debt to MMHLLC and its subsidiaries that amounted to $1,493 million as of December 31, 2009 and 2008. The Company recorded interest income on MMHLLC debt of $91 million, $63 million and $75 million in 2009, 2008 and 2007 respectively.

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loan pools. The carrying value of mortgage loans was $11,090 million, net of valuation allowances of $173 million as of December 31, 2009. The carrying value of mortgage loans was $11,876 million, net of valuation allowances of $58 million as of December 31, 2008.

On occasion, the Company advances funds for the payment of taxes, assessments and other amounts such as real estate taxes, legal bills, and appraisals prepared by a designated external appraiser to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments, and other amounts advanced on behalf of a third party, not included in the mortgage loan carrying value total, were less than $1 million as of December 31, 2009 and 2008.

Commercial mortgage loans

The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender, often for a commercial property in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

The following table sets forth the commercial mortgage loan portfolio by property type:

	December 31,
	2009		2008
	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)
Office	$3,317	39%	$3,627	39%
Apartments	2,376	27	2,618	28
Industrial and other	1,698	19	1,643	18
Retail	731	8	727	8
Hotels	647	7	654	7

Total	$8,769	100%	$9,269	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The loan-to-value ratio by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2009
	Less than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total
	(In Millions)
Office	$1,081	$485	$817	$288	$646	$3,317
Apartments	605	330	586	201	654	2,376
Industrial and other	397	225	368	308	400	1,698
Retail	320	105	25	6	275	731
Hotels	293	163	—	—	191	647

Total	$2,696	$1,308	$1,796	$803	$2,166	$8,769

	December 31, 2008
	Less than 71%	71% to 80%	81% to 90%	91% to 95%	Above 95%	Total
	(In Millions)
Office	$2,426	$1,003	$138	$60	$—	$3,627
Apartments	1,188	963	151	22	294	2,618
Industrial and other	590	1,035	18	—	—	1,643
Retail	358	284	85	—	—	727
Hotels	603	46	5	—	—	654

Total	$5,165	$3,331	$397	$82	$294	$9,269

Residential mortgage loan pools

Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (“FHA”) and Veterans Administration (“VA”) guarantees. The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. As of December 31, 2009 and 2008, the Company had no direct subprime exposure through the purchases of unsecuritized whole-loan pools. The Company had mortgages with residential mortgage-backed exposure with a carrying value of $2,321 million as of December 31, 2009 and $2,607 million as of December 31, 2008, most of which were FHA insured or VA guaranteed.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amortized cost, carrying value, fair value, and related gross realized losses from other-than-temporary impairments of the Company’s mortgage loans were as follows:

	December 31, 2009			Year Ended December 31, 2009
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairments	Change in Provision for Loan Losses
	(In Millions)
Commercial mortgage loans
Primary lender	$8,743	$8,697	$8,361	$7	$95
Mezzanine loans	127	72	71	56	20

Total commercial mortgage loans	8,870	8,769	8,432	63	115

Residential mortgage loans
FHA and VA guaranteed	2,293	2,293	2,133	—	—
Other residential loans	28	28	28	—	—

Total residential mortgage loans	2,321	2,321	2,161	—	—

Total mortgage loans	$11,191	$11,090	$10,593	$63	$115

Note: As of December 31, 2009, changes in provision for loan losses included $160 million of additions, $42 million of direct write-downs and $3 million of recoveries.

	December 31, 2008			Year Ended December 31, 2008
	Amortized Cost	Carrying Value	Fair Value	Other-Than- Temporary Impairment	Change in Provision for Loan Losses
	(In Millions)
Commercial mortgage loans
Primary lender	$9,158	$9,125	$8,935	$1	$23
Mezzanine loans	180	144	128	—	35

Total commercial mortgage loans	9,338	9,269	9,063	1	58

Residential mortgage loans
FHA and VA guaranteed	2,577	2,577	2,586	—	—
Other residential loans	30	30	31	—	—

Total residential mortgage loans	2,607	2,607	2,617	—	—

Total mortgage loans	$11,945	$11,876	$11,680	$1	$58

Note: As of December 31, 2008, changes in provision for loan losses included $58 million of additions. There were no direct write-downs or recoveries.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2009, scheduled mortgage loan maturities, net of valuation allowances, were as follows (in millions):

2010	$1,061
2011	1,148
2012	1,565
2013	734
2014	832
Thereafter	3,429

Commercial mortgage loans	8,769
Residential mortgage loan pools	2,321

Total mortgage loans	$11,090

As of December 31, 2009 and 2008, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2009			December 31, 2008
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	1.0%	12.0%	5.7%	1.9%	10.4%	5.7%
Residential mortgage loan pools	3.6%	13.7%	6.5%	4.0%	13.7%	6.5%
Mezzanine mortgage loans	3.0%	17.0%	8.7%	4.0%	18.0%	10.4%

During the years ended December 31, 2009 and 2008, mortgage loan lending rates, including fixed and variable, on new issues were:

	December 31, 2009			December 31, 2008
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	1.2%	12.0%	7.5%	1.9%	6.6%	5.5%
Residential mortgage loan pools	—	—	—	5.9%	6.8%	6.4%
Mezzanine mortgage loans	15.0%	15.0%	15.0%	9.0%	12.0%	10.3%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2009 and 2008. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% as of December 31, 2009 and 2008.

As of December 31, 2009 and 2008, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2009 or 2008.

As of December 31, 2009, no interest was deferred to future periods from mortgage loans on properties under development and $6 million was deferred for the year ended December 31, 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Mortgage loans with valuation allowances consisted of the following:

	December 31,
	2009	2008
	(In Millions)

Mortgage loans with valuation allowance	$849	$276
Less valuation allowance on impaired loans	(173)	(58)

Net carrying value of mortgage loans with valuation allowances	$676	$218

Average recorded investment mortgage loans with valuation allowances	$666	$160

There was $47 million in interest income on impaired loans as of December 31, 2009 and no interest income on impaired loans as of December 31, 2008.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2009 or 2008.

The geographic distribution of mortgage loans was as follows:

	December 31,
	2009		2008
	Carrying Value	Average Loan-to-value Ratio	Carrying Value	Average Loan-to-value Ratio
	($In Millions)

California	$2,160	83%	$2,362	69%
Texas	841	79%	998	57%
Massachusetts	613	73%	658	69%
Illinois	510	90%	527	74%
Washington	362	79%	385	71%
Arizona	340	85%	316	67%
All other states	3,358	78%	3,512	62%
Canada	585	74%	511	68%

Total commercial mortgage loans	8,769	80%	9,269	65%
Residential mortgage loan pools	2,321	—	2,607	—

Total mortgage loans	$11,090	80%	$11,876	65%

Note: The All other states in this table consist of 35 states with individual mortgage loan exposures of $338 million or less.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. Surplus was not materially impacted by the geographical concentrations for the years ended December 31, 2009 or 2008.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2009	2008
	(In Millions)

Held for the production of income	$2,008	$1,898
Accumulated depreciation	(779)	(694)
Encumbrances	(277)	(282)

Held for the production of income, net	952	922

Held for sale	27	38

Occupied by the Company	217	215
Accumulated depreciation	(101)	(90)

Occupied by the Company, net	116	125

Total real estate	$1,095	$1,085

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held for sale. Properties acquired through foreclosure are classified as held for sale.

The carrying value of non-income producing real estate was $31 million as of December 31, 2009, including one residential complex for $25 million, an office complex under renovation for $6 million and two land parcels for less than $1 million. The carrying value of non-income producing real estate was $40 million as of December 31, 2008, including a residential complex for $34 million, an office complex for $6 million, and two land parcels for less than $1 million.

Of the eight properties classified as held for sale as of December 31, 2008, seven single family residences and units of a condominium complex were sold for a net loss of $3 million. One property, a condominium complex, remained classified as held for sale as of December 31, 2009.

Through 2009, nine single family residences were acquired as part of an employee relocation program and classified as held for sale. Of these residences, six were sold for a net loss of $1 million. As of December 31, 2009, the Company held four properties classified as held for sale.

Of the fourteen properties classified as held for sale as of December 31, 2007, five single family residences, two hotels, two office complexes and a parcel of land were sold in 2008 for a net gain of $42 million. Also in 2008, one residential complex was reclassified as held for the production of income.

Through 2008, eight single family residences were acquired as part of an employee relocation program and classified as held for sale. Of these residences, three were sold for a loss of less than $1 million. As of December 31, 2008, the Company held eight properties classified as held for sale.

Depreciation expense on real estate was $94 million, for the year ended December 31, 2009, $89 million for the year ended December 31, 2008, and $87 million for the year ended December 31, 2007.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2009	2008
	(In Millions)

Common stocks	$2,395	$2,943
Real estate	1,203	1,176
Fixed maturities/preferred stock	814	730
Low income housing tax credits (“LIHTCs”)	211	235
Mortgage loans	140	89
Other	50	47

Total	$4,813	$5,220

Residential mortgage-backed exposure

As of December 31, 2009 and 2008, the Company did not hold any partnerships or LLCs with significant Alt-A or subprime exposure.

Low income housing tax credit properties

The Company invests in partnerships which generate LIHTCs. These investments currently have unexpired tax credits which range from one to ten years and have an initial 15 year holding period requirement.

The OTTI for LIHTC investments were as follows:

	Years Ended December 31,
	2009	2008
	(In Millions)

NHT XXV Tax Credit Fund LP	$3	$—
Boston Financial Equity Tax Credit I	1	—
Countryside Corp Tax 3	1	—
Boston Capital Corp Tax X	1	—
Countryside Corp Tax V	1	—
Countryside VI	1	—
Raymond James Gateway II	1	—
Raymond James XXVII LP	1	—
Citi GTCG IV	1	—
Boston Financial Equity Tax Credit III	—	2
MM Guilford Fund	—	1

Total	$11	$3

There were no write-downs or reclassifications made during the years ended December 31, 2009 or 2008 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTCs currently subject to regulatory review.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Bonds	$2,349	$2,435	$2,448
Preferred stocks	4	6	18
Common stocks - subsidiaries and affiliates	136	660	390
Common stocks - unaffiliated	5	27	52
Mortgage loans	665	712	702
Policy loans	681	657	606
Real estate	163	213	221
Partnerships and LLCs	244	290	445
Derivatives	202	253	139
Cash, cash equivalents and short-term investments	13	74	89
Other	4	14	18

Subtotal investment income	4,466	5,341	5,128
Amortization of the IMR	28	(37)	(24)
Net gains (losses) from separate accounts	(1)	2	—
Less investment expenses	(422)	(443)	(487)

Net investment income	$4,071	$4,863	$4,617

i.	Net realized capital gains and losses

Net realized capital gains (losses) were comprised of the following:

	Year Ended December 31, 2009
	Realized Gains	Realized Losses	OTTI	Net Realized Gains / Losses
	(In Millions)

Bonds	$420	$(130)	$(613)	$(323)
Preferred stocks	5	—	—	5
Common stocks - subsidiaries and affiliates	14	(4)	(71)	(61)
Common stocks - unaffiliated	116	(20)	(67)	29
Mortgage loans	—	(18)	(63)	(81)
Real estate	—	(4)	—	(4)
Partnerships and LLCs	—	—	(251)	(251)
Derivatives and other	598	(838)	—	(240)

	$1,153	$(1,014)	$(1,065)	(926)

Federal and state taxes				131

Net realized capital gains (losses) before deferral to the IMR				(795)

Net (gains) losses deferred to the IMR				(308)
Less taxes				242

Net after tax (gains) losses deferred to the IMR				(66)

Net realized capital gains (losses)				$(861)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2008
	Realized Gains	Realized Losses	OTTI	Net Realized Gains / Losses
	(In Millions)

Bonds	$684	$(431)	$(1,018)	$(765)
Preferred stocks	2	(10)	(36)	(44)
Common stocks - subsidiaries and affiliates	20	(53)	(69)	(102)
Common stocks - unaffiliated	105	(86)	(34)	(15)
Mortgage loans	15	(10)	(1)	4
Real estate	53	(12)	—	41
Partnerships and LLCs	18	(1)	(397)	(380)
Derivatives and other	976	(683)	(55)	238

	$1,873	$(1,286)	$(1,610)	(1,023)

Federal and state taxes				29

Net realized capital gains (losses) before deferral to the IMR				(994)

Net (gains) losses deferred to the IMR				(361)
Less taxes				122

Net after tax (gains) losses deferred to the IMR				(239)

Net realized capital gains (losses)				$(1,233)

	Year Ended December 31, 2007
	Realized Gains	Realized Losses	OTTI	Net Realized Gains / Losses
	(In Millions)

Bonds	$95	$(43)	$(504)	$(452)
Preferred stocks	5	—	(24)	(19)
Common stocks - subsidiaries and affiliates	21	(17)	—	4
Common stocks - unaffiliated	184	(39)	(38)	107
Mortgage loans	17	(23)	—	(6)
Real estate	208	(17)	—	191
Partnerships and LLCs	9	—	(98)	(89)
Derivatives and other	109	(256)	(15)	(162)

	$648	$(395)	$(679)	(426)

Federal and state taxes				(45)

Net realized capital gains (losses) before deferral to the IMR				(471)

Net (gains) losses deferred to the IMR				31
Less taxes				9

Net after tax (gains) losses deferred to the IMR				40

Net realized capital gains (losses)				$(431)

Portions of realized capital gains and losses, which were determined to be interest related, were deferred into the IMR. The IMR balance was a liability of $37 million as of December 31, 2009 and a liability of $5 million as of December 31, 2008.

Refer to Note 2v. “Interest maintenance reserve” for information on the Company’s policy for IMR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bond impairments were comprised of the following:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Structured and loan-backed securities
Alt-A RMBS	$(202)	$(579)	$(205)
Alt-A CDOs	(2)	(19)	(97)
Subprime RMBS	(123)	(151)	(123)
Subprime CDOs	—	(4)	(23)
Prime RMBS	(34)	(23)	—
All other CDOs	(22)	(30)	(17)
CMBS	(1)	(2)	(3)

Total structured and loan-backed securities	(384)	(808)	(468)

Leveraged loans
Domestic leveraged loans	(52)	(56)	(3)
European leveraged loans	(89)	(51)	—

Total leveraged loans	(141)	(107)	(3)

Corporate bonds	(88)	(103)	(33)

Total bonds	$(613)	$(1,018)	$(504)

Of the $613 million of OTTI for the year ended December 31, 2009, 62% were determined using internally developed models. Of the $1,018 million of OTTI for the year ended December 31, 2008, 30% were determined using internally developed models.

Loan-backed and structured securities

For the first two quarters of 2009, statutory OTTI of structured and other loan-backed securities were based on undiscounted cash flow models which produced $173 million of impairments, significantly less than impairing to fair value which was the method used in the first two quarters of 2008. As discussed in Note 3 “New accounting standards,” the Company adopted a new accounting standard for determining whether or not an impairment is other than temporary for structured and loan-backed securities. The effect of adopting the new standard, as of July 1, 2009, was a $107 million decrease in the book value of the associated bonds. This adjustment was recorded in surplus as a cumulative effect of an accounting change, with an offsetting tax adjustment of $37 million and a corresponding adjustment to AVR of under $1 million.

The following table contains loan-backed and structured securities that recognized OTTI, through the six months ended December 31, 2009 as described in Note 2cc. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses,” classified on the following bases for recognizing OTTI (in millions):

Period from July 1, 2009 through December 31, 2009

Reason for impairment	OTTI

Intent to sell	$—
Inability or lack of intent to retain for a period of time sufficient to recover amortized cost basis	—
Present value of cash flows expected to be collected than amortized cost basis	(203)

Total	$(203)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Refer to Note 22 “Impairment listing for loan-backed and structured securities” for CUSIP level detail of impaired structured securities (present value of cash flows is less than cost or amortized cost), including securities with a recognized OTTI for noninterest related declines for which a nonrecognized interest related impairment remains.

j.	Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with total carrying values of $3,439 million as of December 31, 2009 and $3,414 million as of December 31, 2008. As of December 31, 2009, the maturities of these agreements were January 5, 2010 through February 18, 2010 and the interest rates ranged from 0.1% to 0.2%. The outstanding amounts were collateralized by bonds with a fair value of $3,396 million as of December 31, 2009 and $3,460 million as of December 31, 2008.

k.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. The Company held synthetic assets, which were considered replicated asset transactions as defined under statutory accounting principles, of $90 million as of December 31, 2009 and $140 million as of December 31, 2008. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the actual bond is not available or the market price is more expensive.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company purchases these options in order to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties that allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $2,175 million as of December 31, 2009 and $3,158 million as of December 31, 2008. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $229 million as of December 31, 2009 and $188 million as of December 31, 2008 based on NAIC prescribed rules. The Company’s net amount at risk including interest on collateral on the full market value used to settle with counterparties was $65 million as of December 31, 2009 and $115 million as of December 31, 2008. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2009
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)

Interest rate swaps	$1,890	$46,506	$92	$3,238
Currency swaps	113	972	80	622
Options	335	7,657	(46)	740
Asset and credit default swaps	52	1,064	—	68
Interest rate caps and floors	3	340	—	—
Forward contracts	1	1,445	(10)	1,751
Financial futures - long positions	—	420	—	—

Total	$2,394	$58,404	$116	$6,419

	December 31, 2008
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)

Interest rate swaps	$2,068	$34,204	$405	$3,706
Currency swaps	237	1,170	35	629
Options	1,146	5,708	(81)	752
Asset, equity and credit default swaps	87	817	(7)	89
Interest rate caps and floors	3	750	—	—
Forward contracts	6	1,459	28	1,089
Financial futures - long positions	—	517	—	—
Financial futures - short positions	—	93	—	—

Total	$3,547	$44,718	$380	$6,265

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	One year or less	One through five years	Five through ten years	After ten years	December 31,
					2009	2008
					Total	Total
	(In Millions)

Interest rate swaps	$11,926	$7,927	$9,630	$20,261	$49,744	$37,910
Currency swaps	82	1,059	429	24	1,594	1,799
Options	—	502	675	7,220	8,397	6,460
Other derivatives	3,732	817	239	300	5,088	4,814

Total	$15,740	$10,305	$10,973	$27,805	$64,823	$50,983

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2009	2008
	(In Millions)

Open interest rate swaps in a fixed receive position	$19,920	$18,511
Open interest rate swaps in a fixed pay position	22,578	17,414
Other interest related swaps	7,246	1,985

Total interest rate swaps	$49,744	$37,910

The following tables summarize the Company’s change in net realized gains (losses) on closed contracts and change in unrealized gains (losses) on the mark to market of open contracts by derivative type:

	December 31, 2009
	Change In Net Realized Gains (Losses) Closed Contracts	Change In Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(70)	$135
Currency swaps	67	(169)
Asset, equity and credit default swaps	12	(69)
Options	(32)	(836)
Interest rate caps and floors	—	1
Forward contracts	63	32
Financial futures - long positions	(39)	—
Financial futures - short positions	(168)	—

Total	$(167)	$(906)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008
	Change In Net Realized Gains (Losses) Closed Contracts	Change In Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$63	$749
Currency swaps	(37)	180
Asset, equity and credit default swaps	93	58
Options	(15)	945
Interest rate caps and floors	—	1
Forward contracts	94	(15)
Financial futures - long positions	49	—
Financial futures - short positions	53	—

Total	$300	$1,918

	December 31, 2007
	Change In Net Realized Gains (Losses) Closed Contracts	Change In Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(40)	$338
Currency swaps	(18)	(97)
Asset, equity and credit default swaps	—	42
Options	(41)	28
Forward contracts	(7)	2
Financial futures - long positions	(4)	—
Financial futures - short positions	(30)	—

Total	$(140)	$313

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2009		2008
	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Financial assets:
Bonds	$46,722	$45,373	$45,165	$42,511
Preferred stocks	128	138	126	91
Common stocks - unaffiliated	241	241	265	265
Mortgage loans	11,090	10,593	11,876	11,680
Policy loans	8,486	10,435	8,885	10,839
Derivative financial instruments	2,394	2,394	3,547	3,547
Cash, cash equivalents and short-term investments	2,251	2,251	2,621	2,621

Financial liabilities:
Derivative financial instruments	$116	$116	$380	$380
Commercial paper	250	250	250	250
Securities sold under agreements to repurchase	3,439	3,439	3,414	3,414
Funding agreements	1,525	1,599	2,632	2,691
Investment-type insurance contracts:
Group annuity investment contracts	6,953	7,317	7,202	7,233
Individual annuity investment contracts	3,391	3,437	2,461	2,519
Guaranteed investment contracts	26	27	325	329
Supplementary investment contracts	1,020	1,021	1,010	1,010

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

Level 3 bonds as defined below were 25.0% of the total fair value of bonds as of December 31, 2009 and 28.5% as of December 31, 2008.

The average fair value of outstanding derivative financial instrument assets over the course of the year was $2,971 million in 2009 and $2,457 million in 2008. The average fair value of outstanding derivative financial instrument liabilities over the course of the year was $248 million in 2009 and $243 million in 2008.

Fair value hierarchy

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in an inactive market. Investments which are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs that are not directly observable or correlated with observable market data. Typical inputs which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings, benchmark yields such as the London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes depreciation and amortization estimates. Investments which are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The fair value for investment-type insurance contracts and funding agreements is determined as follows:

The fair value of group annuity investment contracts is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay's Aggregate Bond Index and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the market value. For contracts with longer durations, GICs, Funding Agreements, and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Participating annuities are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. Nonparticipating deferred annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

The fair value of short-term debt instruments, a maturity less than 30 days, is assumed to be equal to the book value. The Company generally uses unadjusted quotable market prices from independent brokers, when available, to determine the fair value of debt instruments with a maturity greater than 30 days. The fair value of real estate encumbrances is determined by discounting the future contractual cash flows plus any final balloon payment to the present value using a current market interest rate.

For the year ended December 31, 2009, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assets that are carried at fair value on a recurring basis are marked to market at regular intervals and exclude NAIC category 6 rated bonds. The following tables present the Company’s financial instruments carried at fair value on a recurring basis:

	December 31, 2009
	Level 1	Level 2	Level 3	Netting (1)	Total
	(In Millions)

Financial assets:
Preferred stocks NAIC 4-6	$—	$3	$12	$—	$15
Common stocks - unaffiliated	61	24	156	—	241
Common stocks - subs and affiliates (2)	—	209	64	—	273
Derivative financial instruments	—	3,398	1	(1,005)	2,394
Cash equivalents and short-term investments	—	1,789	—	—	1,789
Separate account assets (3)	29,284	6,858	645	—	36,787

Total financial assets carried at fair value	$29,345	$12,281	$878	$(1,005)	$41,499

Financial liabilities:
Derivative financial instruments	$—	$1,119	$2	$(1,005)	$116

Total financial liabilities carried at fair value	$—	$1,119	$2	$(1,005)	$116

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Common stocks – subs and affiliates does not include $2,627 million of MMHLLC equity value and $718 million of C.M. Life equity value.
(3)	$425 million of book value separate account assets and $554 million of market value separate account assets are not carried at fair value and therefore, not included in this table.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2008
	Level 1	Level 2	Level 3	Netting (1)	Total
	(In Millions)

Financial assets:
Preferred stocks NAIC 4-6	$—	$—	$7	$—	$7
Common stocks - unaffiliated	196	2	67	—	265
Common stocks - subs and affiliates (2)	—	182	125	—	307
Derivative financial instruments	—	6,459	8	(2,920)	3,547
Cash equivalents and short-term investments	—	1,556	—	—	1,556
Separate account assets (3)	22,721	6,738	356	—	29,815

Total financial assets carried at fair value	$22,917	$14,937	$563	$(2,920)	$35,497

Financial liabilities:
Derivative financial instruments	$—	$3,295	$5	$(2,920)	$380

Total financial liabilities carried at fair value	$—	$3,295	$5	$(2,920)	$380

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Common stocks – subs and affiliates does not include $1,185 million of MMHLLC equity value and $708 million of C.M. Life equity value.
(3)	Book value separate account assets of $665 million and market value separate account assets of $469 million are not carried at fair value and therefore, not included in this table.

Assets that are carried at fair value on a non-recurring basis are marked to market at the time of a specified event. The following tables present the Company’s bonds designated as NAIC category 6 which are carried at fair value on a non-recurring basis:

	December 31, 2009
	Level 1	Level 2	Level 3	Total
	(In Millions)

Bonds NAIC 6:
Industrial and miscellaneous	$—	$51	$90	$141
Parents, subsidiaries and affiliates	—	2	12	14

Total assets carried at fair value on a non-recurring basis	$—	$53	$102	$155

	December 31, 2008
	Level 1	Level 2	Level 3	Total
	(In Millions)
Bonds NAIC 6:
Industrial and miscellaneous	$—	$33	$92	$125
Credit tenant loans	—	—	1	1

Total assets carried at fair value on a non-recurring basis	$—	$33	$93	$126

Note: Bonds in these tables include NAIC category 6 bonds that are carried at the lower of amortized cost or market or fair value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables present changes in the Company’s Level 3 financial instruments which are carried at fair value on a recurring basis, excluding NAIC category 6 rated bonds:

	Balance 12/31/2008	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfers into (out of) Level 3	Balance 12/31/2009

	(In Millions)

Financial assets:
Preferred stocks NAIC 4-6	$7	$2	$6	$(3)	$—	$12
Common stocks - unaffiliated	67	—	13	90	(14)	156
Common stocks - subs and affiliates	125	(6)	6	(45)	(16)	64
Derivative financial instruments	8	(7)				1
Separate account assets	356	(30)	76	146	97	645

Total financial assets carried at fair value	$563	$(41)	$101	$188	$67	$878

Financial liabilities:
Derivative financial instruments	$5	$(3)	$—	$—	$—	$2

Total financial liabilities carried at fair value	$5	$(3)	$—	$—	$—	$2

	Balance 12/31/2007	Gains and (losses) in net income	Gains and (losses) in surplus	Acquisitions and dispositions	Transfers into (out of) Level 3	Balance 12/31/2008

	(In Millions)

Financial assets:
Preferred Stocks NAIC 4-6	$23	$(7)	$3	$(7)	$(5)	$7
Common stocks - unaffiliated	152	37	(75)	(48)	1	67
Common stocks - subs and affiliates	952	(71)	(739)	(17)	—	125
Derivative financial instruments	7	1	—	—	—	8
Cash equivalents and short-term investments	—	4	—	(4)	—	—
Separate account assets	455	(3)	(71)	(3)	(22)	356

Total financial assets carried at fair value	$1,589	$(39)	$(882)	$(79)	$(26)	$563

Financial liabilities:
Derivative financial instruments	$3	$2	$—	$—	$—	$5

Total financial liabilities carried at fair value	$3	$2	$—	$—	$—	$5

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Fixed assets

The Company’s fixed assets, admitted and nonadmitted, are comprised primarily of internally developed and purchased software, operating software, electronic data processing equipment, office equipment and furniture. The following summarizes fixed assets:

	December 31, 2009		Year Ended December 31, 2009
	Carrying Amount	Accumulated Depreciation	Depreciation

	(In Millions)

Data processing	$15	$68	$8
Workstations	2	30	2
Connectivity	3	39	3

Subtotal EDP	20	137	13

Internally developed software	60	164	31
Leasehold improvements	9	14	2
Furniture	2	65	9
Other	1	1	—

Total fixed assets	$92	$381	$55

	December 31, 2008		Year Ended December 31, 2008
	Carrying Amount	Accumulated Depreciation	Depreciation

	(In Millions)

Data processing	$11	$60	$7
Workstations	3	29	2
Connectivity	5	36	5

Subtotal EDP	19	125	14

Internally developed software	171	206	24
Leasehold improvements	8	13	2
Furniture	25	85	10
Other	1	1	—

Total fixed assets	$224	$430	$50

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2007		Year Ended December 31, 2007
	Carrying Amount	Accumulated Depreciation	Depreciation

	(In Millions)
Data processing	$11	$53	$7
Workstations	4	29	2
Connectivity	8	32	5

Subtotal EDP	23	114	14

Internally developed software	139	191	22
Leasehold improvements	8	10	2
Furniture	26	75	10
Other	—	2	—

Total fixed assets	$196	$392	$48

7.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading.

	December 31,
	2009		2008
	Gross	Net	Gross	Net
	(In Millions)
Ordinary new business	$58	$23	$55	$24
Ordinary renewal	528	580	521	573
Group life	16	16	15	15

Total	$602	$619	$591	$612

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Refer to Note 2r. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2009:

Issue Year	Face Amount	Carrying Value	Interest Rate	Maturity Date
($ In Millions)
1993	$250	$250	7.625%	2023
1994	100	100	7.500%	2024
2003	250	249	5.625%	2033
2009	750	740	8.875%	2039

Total	$1,350	$1,339

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Commonwealth of Massachusetts Division of Insurance (the “Division”). Surplus notes are included in surplus on the Statutory Statements of Financial Position.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003 and 2009. Scheduled interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Scheduled interest on the note issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Scheduled interest on the note issued in 2009 is payable on June 1 and December 1 of each year to holders of record on the preceding May 15 and November 15, respectively. Interest expense is not recorded until approval for payment is received from the Division. Through December 31, 2009, the unapproved interest was $12 million. As of December 31, 2009, the Company has paid cumulative interest of $546 million on surplus notes. Interest of $74 million, $41 million and $41 million was approved and paid during the years ended December 31, 2009, 2008 and 2007, respectively.

9.	Related party transactions

The following transactions are between the Company and related parties.

The Company provided short-term financing to five affiliated investment funds as of December 31, 2007 by entering into contracts for securities purchased under agreement to resell. As of December 31, 2007, the total carrying value in these contracts was $1,151 million. In 2008, the Company took possession of securities that collateralized certain of these contracts as the agreements unwound, resulting in a decrease in these contracts of $762 million and an increase in bonds.

As of December 31, 2009 and 2008, the Company reported $27 million and $47 million, respectively, as amounts due from subsidiaries and affiliates and $15 million and $35 million, respectively, as amounts due to subsidiaries and affiliates. Terms require settlement of these amounts within 30 to 90 days.

The Company has an outstanding amount due to Cornerstone Real Estate Advisers, LLC of $5 million. The note matures December 31, 2011. Interest is payable semi-annually in arrears at a 3.5% interest rate as of December 31, 2009. Interest accrued and paid was less than $1 million for the years ended December 31, 2009, 2008 and 2007.

The Company has modified coinsurance (“Modco”) agreements with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Under these Modco agreements, the Company is the reinsurer and the Japanese affiliate retains the reserve and associated assets on

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

traditional individual life insurance policies. The predominant contract types are whole life, endowments and term insurance. The Modco agreements are used to allow the Japanese affiliate to keep control of the investment and management of the assets supporting the reserves. The Modco adjustment is the mechanism by which the Company funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Japanese affiliate holding the reserves on the ceded coverage rather than the Company. The net amounts due from the Japanese affiliate were $2 million as of December 31, 2009 and 2008. These outstanding balances are due and payable within 90 days.

The following table summarizes the related party reinsurance transactions between the Company and the Japanese affiliate:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Premium assumed	$33	$43	$47
Modified coinsurance adjustments, included in fees and other income (expense)	47	17	(6)
Expense allowances on reinsurance assumed, included in fees and other income (expense)	(3)	(4)	(5)
Policyholders’ benefits	(69)	(50)	(31)

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies. As of December 31, 2009 and 2008, the amounts due to C.M. Life and Bay State were $7 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following table summarizes reinsurance transactions for these agreements:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Premium assumed	$88	$97	$100
Modified coinsurance adjustments, included in fees and other income (expense)	38	49	51
Expense allowances on reinsurance assumed, included in fees and other income (expense)	(25)	(26)	(25)
Policyholders’ benefits	(107)	(91)	(97)
Experience refunds paid	(1)	(4)	(9)

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. The majority of these fees were from C.M. Life, which accounted for $74 million in 2009, $72 million in 2008 and $79 million in 2007.

The Company has agreements with its subsidiaries and affiliates, including OppenheimerFunds, Inc., where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has agreements with its subsidiaries, Babson Capital Management LLC (“Babson Capital”) and Cornerstone Real Estate Advisors, LLC, which provide investment advisory services to the Company.

The following table summarizes the transactions between the Company and the related parties

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Fee income:
Management and service contracts and cost-sharing arrangements	$163	$182	$170
Recordkeeping and other services	30	23	25
Fee expense:
Investment advisory services	131	135	175
Employee benefit plans administrative services	—	9	11

MassMutual Benefits Management, Inc. (“MMBMI”), a wholly owned subsidiary of MassMutual Holding LLC (“MMHLLC”) which held the obligation to pay the Company’s other postretirement benefits was liquidated on August 31, 2009. This liquidation resulted in an increase to surplus of $105 million in 2009 related to deferred tax assets.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life (including Bay State) where certain variable annuity contract holders of MassMutual, C.M. Life or Bay State can make a nontaxable exchange of their contract for an enhanced variable annuity contract of MassMutual or C.M. Life. The Company recorded premium income of $24 million, $115 million and $90 million, and surrender benefits of $2 million, $2 million and $8 million in 2009, 2008 and 2007, respectively, related to these exchange programs. C.M. Life recorded premium income of $2 million, $2 million and $8 million and surrender benefits of $24 million, $114 million and $90 million in 2009, 2008 and 2007, respectively, related to these exchange programs. The Company has an agreement with C.M. Life to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company has paid net commissions to C.M. Life of less than $1 million for the years ended December 31, 2009 and 2008 and $1 million for the year ended December 31, 2007.

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 17f. “Commitments” for information on the Company’s accounting policies regarding these related party commitments.

As of and for the year ended December 31, 2008, goodwill and other intangible assets of approximately $150 million were written off in the financial statements of Tremont Group Holdings, Inc., a wholly owned subsidiary of Oppenheimer Acquisition Corporation and an indirect subsidiary of the Company.

10.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The Company also reinsures a portion of its disability and long-term care business. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis.

Refer to Note 9 “Related party transactions” for more information about the Company’s affiliated reinsurance transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2009, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $1,766 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income (Loss) were as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Direct premium	$12,910	$13,709	$13,251
Premium assumed	122	138	140
Less: Premium ceded	(640)	(609)	(554)

Total net premium	$12,392	$13,238	$12,837

Reinsurance recoveries
Assumed	$(66)	$(69)	$(66)
Ceded	372	313	260

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2009	2008
	(In Millions)
Reinsurance reserves
Assumed	$732	$719
Ceded	(2,003)	(1,794)
Amounts recoverable from reinsurers
Assumed	(20)	(22)
Ceded	121	100

Reinsurance reserves ceded include $1,418 million and $1,309 million associated with life insurance policies as of December 31, 2009 and 2008, respectively. The remaining balance as of December 31, 2009 includes $488 million for long-term care, $80 million for disability and $17 million for group life and health. The remaining balance as of December 31, 2008 includes $381 million for long-term care, $86 million for disability and $18 million for group life and health.

As of December 31, 2009, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 16% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2009				2008
	Amount	Interest Rates			Amount	Interest Rates
	( $ In Millions)
Individual life	$33,372	2.5%	-	6.0%	$32,317	2.5%	-	6.0%
Group life	9,253	2.5%	-	4.5%	9,946	2.5%	-	4.5%
Group annuities	9,109	2.3%	-	11.3%	9,156	2.3%	-	11.3%
Individual annuities	4,772	2.3%	-	11.3%	3,758	2.3%	-	11.3%
Individual universal and variable life	2,851	3.5%	-	6.0%	2,553	3.5%	-	6.0%
Disabled life claim reserves	1,825	3.5%	-	6.0%	1,781	3.5%	-	6.0%
Disability active life reserves	574	3.5%	-	6.0%	576	3.5%	-	6.0%
Other	171	2.5%	-	4.5%	158	2.5%	-	4.5%
Guaranteed investment contracts	26	4.0%	-	13.0%	325	3.0%	-	13.0%

Total	$61,953				$60,570

Individual life includes whole life and term insurance. Group life includes corporate owned life insurance, bank owned life insurance, group universal life, group variable universal life and private client group products. Group annuities include group annuities and single premium annuity contracts. Individual annuities include individual annuity contracts and structured settlements. Individual universal and variable life products include universal life, variable life and long-term care products. Disabled life claim reserves include disability income and long-term care contracts that have been incurred but not reported. Disability active life reserves include disability income and long-term care contracts that have been reported. Other is comprised of disability life and accidental death insurance.

b.	Liabilities for deposit-type contracts

The following table summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2009				2008
	Amount	Interest Rates			Amount	Interest Rates
	( $ In Millions)
Funding agreements	$1,525	0.4%	-	10.2%	$2,632	0.4%	-	10.2%
Dividend accumulations	594	3.4%	-	4.8%	600	4.3%	-	4.9%
Supplementary contracts	576	0.3%	-	8.0%	576	0.3%	-	8.0%
Other	114	4.0%	-	8.0%	113	4.0%	-	8.0%

Total	$2,809				$3,921

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Funding agreements are investment contracts sold to domestic and international institutional investors. The terms of the funding agreements do not give the holder the right to terminate the contract prior to the contractually stated maturity date. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes. Assets received for funding agreements may be invested in either the general investments of the Company or in a separate account. As of December 31, 2009 and 2008, respectively, funding agreement balances in the general investments of the Company totaled $1,525 million and $2,632 million, consisting of $1,496 million and $2,595 million in note programs and $29 million and $37 million in various other agreements.

Under most of the Company’s funding agreement programs, the Company creates an investment vehicle or trust for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these unconsolidated affiliates are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2 billion European Medium-Term Note Program, with approximately $476 million remaining in run-off, and are now issued from its $8 billion Global Medium-Term Note Program.

As of December 31, 2009, the Company’s funding agreement balances by maturity year were as follows (in millions):

2010	$505
2011	2
2012	313
2013	348
Thereafter	357

Total	$1,525

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2009	2008
	(In Millions)
Claim reserves, beginning of year	$1,893	$1,853
Less reinsurance recoverables	(84)	(99)

Net claim reserves, beginning of year	1,809	1,754

Claims paid related to:
Current year	(16)	(19)
Prior years	(280)	(241)

Total claims paid	(296)	(260)

Incurred related to:
Current year’s incurred	246	234
Current year’s interest	6	5
Prior years’ incurred	(2)	(3)
Prior years’ interest	81	79

Total incurred	331	315

Adjustments through surplus	6	—

Net claim reserves, end of year	1,850	1,809
Plus reinsurance recoverables	110	84

Claim reserves, end of year	$1,960	$1,893

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $2 million and $3 million decreases in the prior years’ incurred claims for 2009 and 2008, respectively, were due to actual claim terminations being more than those anticipated by the morbidity table.

The following table reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2009	2008
	(In Millions)
Disabled life claim reserves	$1,825	$1,781
Accrued claim liabilities	25	28

Net claim reserves, end of year	$1,850	$1,809

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as guaranteed minimum death benefits (“GMDBs”), guaranteed minimum accumulation benefits (“GMABs”), guaranteed minimum income benefits (“GMIBs”), and guaranteed minimum withdrawal benefits (“GMWBs”). In general, these benefit guarantees require the contract or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits on annuity contracts is generally only available at contract issue. As of March 31, 2009, the Company suspended issuing contracts with GMIBs and GMWBs.

The following table shows the liabilities for guaranteed minimum death, accumulation, income and withdrawal benefits as required by the actuarial guidelines (in millions):

December 31, 2007	$34
Incurred guarantee benefits in 2008	703
Paid guarantee benefits in 2008	(5)

December 31, 2008	732
Incurred guarantee benefits in 2009	(219)
Paid guarantee benefits in 2009	(8)

December 31, 2009	$505

The following table summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with guaranteed minimum death, accumulation, income and withdrawal benefits classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2009			December 31, 2008
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)
Annuity:
GMDB	$8,117	$504	61	$6,112	$1,484	60
GMIB	3,868	661	61	2,524	1,023	60
GMAB	1,050	77	58	687	217	58
GMWB	147	11	66	78	21	65

Account balances of variable annuity contracts with GMDB, GMIB, GMAB and GMWB guarantees are summarized in the table below:

	December 31, 2009				December 31, 2008
	GMDB	GMIB	GMAB	GMWB	GMDB	GMIB	GMAB	GMWB
	(In Millions)
Separate account	$7,403	$3,854	$988	$147	$5,436	$2,510	$652	$78
Company’s general investments	714	14	62	—	676	14	35	—

Total	$8,117	$3,868	$1,050	$147	$6,112	$2,524	$687	$78

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs, or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2009	2008
	(In Millions)

Beginning balance	$981	$800
Net liability increase	188	181

Ending balance	$1,169	$981

12.	Debt

The Company issues commercial paper in the form of unsecured notes (“Notes”) in minimum denominations of $250 thousand up to a total aggregation of $1 billion. These Notes have maturities up to a maximum of 270 days from the date of issue and are sold at par less a discount representing an interest factor or, if interest bearing, at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. Commercial paper had a carrying value and face amount of $250 million as of December 31, 2009 and 2008. The commercial paper issued in 2009 had interest rates ranging from 0.15% to 0.50% with maturity dates ranging from 1 day to 42 days. Interest expense for the commercial paper, for the years ended December 31, 2009, 2008 and 2007 was $1 million, $7 million and $6 million respectively.

The Company has a $500 million 5-year credit facility with a syndicate of lenders that could be used for general corporate purposes and to support the commercial paper borrowings. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates, and adjusted statutory surplus. As of and for the years ended December 31, 2009 and 2008, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2009 and 2008, there were no draws on the credit facility. For the years ended December 31, 2009, 2008 and 2007, there were credit facility fees of less than $1 million.

13.	Employee benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

During 2008, the Company changed the measurement date for determining benefit obligations and the fair value of plan assets for the pension and other postretirement plans to December 31. The Company previously used a September 30 measurement date.

a.	Pension and savings plans

The Company has funded and unfunded non-contributory defined benefit pension plans that cover substantially all employees and agents. For participants, benefits are calculated as the greater of a formula based on either final average earnings and length of service or a cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. In 2009, the Company contributed $150 million to its qualified defined benefit plan; in 2008 the Company did not contribute to its qualified defined benefit plan.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (non-qualified deferred compensation thrift savings) defined contribution plans for all of its employees and agents.

In 2008, the Board of Directors of the Company approved a change to the Company’s qualified pension plan’s cash balance formula plan for agents. This change will be effective January 1, 2010. The change revises the cash balance pay credit schedule for agents from 3%-11% to 3.5%-7%. The change was determined to have no impact on the benefit obligations.

In 2007 and 2008, the Company’s Board of Directors approved increasing the matching contribution to the Company’s 401(k) thrift savings plan from 4% to 5% and changes to the defined benefit pension plan cash balance formula for the Company’s home office employees, including certain domestic subsidiaries and agents. All changes are to be effective January 1, 2010. The changes to the defined benefit pension plan cash balance formula were reviewed by the independent actuary and determined to have no impact on the projected benefit obligation of the plans.

The total matching thrift savings contributions by the Company were $22 million for the years ended December 31, 2009 and 2008, and $20 million for the year ended December 31, 2007, and were included in general insurance expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

b.	Other postretirement and postemployment benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and covered dependents. MassMutual Benefits Management, Inc., (“MMBMI”), a wholly owned subsidiary of MassMutual Holding LLC (“MMHLLC”) which held the obligation to pay the Company’s other postretirement benefits was liquidated on August 31, 2009. Therefore, as of September 1, 2009, MMHLLC has the obligation to pay the Company’s other postretirement benefits. Even though MMHLLC holds the obligation to pay the Company’s other postretirement and postemployment benefits, this transfer does not relieve the Company of its primary liability.

MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains and losses and expected return on plan assets, whereas service cost and amortization of the transition obligation are recorded by the Company.

The health care plan is contributory; a portion of the basic life insurance plan is noncontributory. Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

In 2008, the Company’s Board of Directors approved changes to other postretirement benefit plans for the Company’s home office employees, including certain domestic subsidiaries and agents. The changes are as follows: Implementing a retirement health reimbursement account in place of the current subsidized program, eliminating retiree life insurance coverage and maintaining the current program design for those employees who, as of January 1, 2010, are age 50 with at least 10 years of service or have attained 75 points, generally age plus service, with a minimum 10 years of service. All changes are to be effective January 1, 2010 for participants retiring on or after January 1, 2010. The changes to the plans were determined to have an immaterial impact to the benefit obligations.

Accrued Postemployment Benefits

The Company provides postemployment benefits for home office employees for severance. The net accumulated liability recorded for these benefits was $25 million and $20 million as of December 31, 2009 and 2008, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company accrues postemployment benefits for agents’ health benefits for those agents that qualify for long-term disability and are not retired. The net accumulated liability for these benefits was $12 million and $11 million as of December 31, 2009 and 2008, respectively.

c.	Benefit obligations

The initial transition obligation for other postretirement benefits of $138 million is being amortized over 20 years through 2012. The initial transition obligation represents the phased recognition on the Statutory Statements of Income (Loss) of the differences between the plan’s funded status and the accrued cost on the Company’s Statutory Statements of Financial Position when the Company first transitioned to statutory guidance regarding postretirement benefits other than pensions. See Section e. of this Note, “Amounts recognized in the Statutory Statements of Financial Position,” for details on the Plan’s funded status.

Accumulated benefit obligations represent the present value of pension benefits earned as of a December 31 measurement date based on service and compensation and do not take into consideration future salary.

Projected benefit obligations for pension benefits represent the present value of pension benefits earned as of a December 31 measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Accumulated postretirement benefit obligations and projected postretirement benefit obligations for other postretirement benefits represent the present value of postretirement medical and life insurance benefits earned as of a December 31 measurement date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

The following table sets forth the change in the projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)

Change in projected benefit obligation:
Projected benefit obligation, beginning of year	$1,547	$1,341	$285	$271
Net effect of changing measurement date	—	14	—	—
Service cost	54	49	8	8
Interest cost	87	81	16	16
Contributions by plan participants	—	—	9	9
Plan amendments	—	—	(1)	—
Actuarial (gains)/losses	71	62	18	(8)
Medicare prescription drug direct subsidy	—	—	1	2
Benefits paid	(84)	(77)	(26)	(26)
Change in discount rate	(28)	77	1	13

Projected benefit obligation, end of year	$1,647	$1,547	$311	$285

Actuarial (gains)/losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation and current year expense. A few of the major assumptions used in this calculation include: expected future compensation levels, healthcare cost trend, mortality and expected retirement age.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Accumulated benefit obligation for:
Vested employees	$1,626	$1,477	$311	$285
Non-vested employees	10	13	31	39

Total accumulated benefit obligation	$1,636	$1,490	$342	$324

Projected benefit obligation for:
Vested employees	$1,647	$1,547	$311	$285
Non-vested employees	25	24	31	39

Total projected benefit obligation	$1,672	$1,571	$342	$324

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of a measurement date of December 31, 2009. A spot yield curve is developed from this data that is then used to determine the present value for the obligation. A 25 basis point increase in the discount rate results in a decrease of approximately $47 million in the projected pension benefit obligation. A 25 basis point decrease in the discount rate results in an increase of approximately $47 million in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits as required by current statutory accounting guidance regarding retirement benefits. For active participants, service is projected to the end of 2009 and pensionable earnings are projected to the date of probable termination. The projected plan cash flows are discounted to the measurement date based on the spot yield curve. A single discount rate is then computed so that the present value of the benefits cash flow equals the present value computed using the spot yield curve.

d.	Plan assets

The change in plan assets represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets:

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Change in plan assets:
Fair value of plan assets, beginning of year	$964	$1,486	$6	$8
Net effect of changing measurement date	—	(46)	—	(1)
Actual return on plan assets	197	(415)	—	—
Employer contributions	167	16	16	16
Contributions by plan participants	—	—	9	9
Benefits paid	(84)	(77)	(26)	(26)

Fair value of plan assets, end of year	$1,244	$964	$5	$6

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s pension plan assets were invested in group annuity contracts in the Company’s general assets and separate accounts as follows:

	December 31,
	2009	2008
	(In Millions)
General Investment Account option	$275	$325
MM Premier Capital Appreciation Fund	140	97
Oppenheimer Small Capitalization Core Fund	116	130
MM Premier International Equity Fund	68	48
Babson Enhanced Index Value Fund	52	45
Oppenheimer Large Capitalization Value Fund	29	22
MM Premier High Yield Fund	21	14
MM Premier Value Fund	17	12
Oppenheimer Real Estate Fund	15	12
MM Premier Enhanced Value Equity Fund	6	5
Oppenheimer Tremont Core Diversified Hedge Fund	5	37

	$744	$747

The remaining balance of the Company’s pension plan assets were invested with unaffiliated parties. The approximate amount of annual benefits to plan participants covered by group annuity contracts issued by the employer or related parties is estimated at $56 million in 2010.

The target range allocations for plan assets are 25% to 35% domestic equity securities, 20% to 30% long bond securities, 15% to 25% General Investment Account option, 13% to 18% international equity securities, and 5% to 15% alternative investments. Domestic equities primarily include investments in large-capitalization and small capitalization companies. Long bond securities invest in a long duration bond exchange traded fund. International equities include investments in American Depository Receipts and limited partnerships which trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan asset’s General Investment Account option earns fixed interest, primarily comprised of an investment in an unallocated insurance contract held by the Company. As of December 31, 2009 and 2008, approximately 22% of the assets of the Company’s pension plan are invested in the Company’s General Investment Account option through an unallocated insurance contract.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset and liability studies. The hedge fund of funds began a liquidation process during early 2009 and is expected to make its final distribution in 2010. Prior to the liquidation process the hedge fund of funds offered quarterly liquidity provisions.

Plan assets have increased $280 million, or 29%, from $964 million as of December 31, 2008 to $1,244 million as of December 31, 2009. Of the $280 million increase, the actual return on plan assets was a gain of $197 million in 2009 compared to a loss of $415 million in 2008. This increase reflects the continuing positive performance of both equity and credit markets.

The Company’s fair value hierarchy is defined in Note 5 “Fair value of financial instruments.”

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table presents the fair value hierarchy of the Company’s pension plan assets as of December 31, 2009 by asset category:

	Level 1	Level 2	Levels 3	Total
	(In Millions)
Asset category:
Cash	$6	$—	$—	$6
Equity securities:
U.S. large-capitalization	503	169	—	672
U.S. small-capitalization	101	1	—	102
International large-capitalization value	4	69	66	139
International small/mid-capitalization	4	—	—	4
U.S. fixed income: High yield	—	22	—	22
Other types of investments:
Multi-strategy hedge funds	—	—	5	5
Money market fund	—	4	—	4
General Investment Account option	—	—	275	275
Real estate	—	—	15	15

Total	$618	$265	$361	$1,244

The assets in the preceding table are held in the following funds:

General Investment Account option

The General Investment Account option is not a separate account and is only available through a group annuity contract issued by the Company.

The General Investment Account option is designed to provide stable, long-term investment growth. The option is backed by the Company’s general investments, which is a diversified portfolio composed primarily of high-quality, fixed-income investments, including public bonds, private placements, commercial mortgage loans and short-term investments.

The following table presents the General Investment Account option allocation by type of investment as of December 31, 2009:

General Investment Account Option Allocation

Bonds	65%
Mortgage loans	15
Partnerships and limited liability companies	7
Common stocks - subsidiaries and affiliates	5
Derivatives	3
Short term investments	1
Cash and cash equivalents	2
Real estate	2

100%

Alternative Investment Separate Account

This separate account holds interests in several mutual funds. Holdings include equities of large capitalization companies, high yield bonds, real estate investment trusts and hedge fund of funds. The hedge fund of funds is currently being liquidated.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Domestic Fixed Income - High Yield Fund

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Trinity Large Core Fund

The Fund invests in large-capitalization (“large-cap”) domestic equities with a primary objective of long term capital appreciation. This option combines quantitative techniques with fundamental analysis to identify investment opportunities. It develops sector specific models to enhance risk/reward ratios and designs portfolios to have benchmark-like characteristics and applies proprietary stock ranking methodology to attempt to outperform the index.

MM Premier Capital Appreciation Fund

The Fund invests primarily in common stocks of growth companies. The focus of the Fund is on companies in rapidly expanding industries. These companies may be newer or established companies of any capitalization range that the subadviser believes may appreciate in value over the long term. It does not expect to invest more than 35% of assets in foreign securities, although it has the ability to invest in them without limit.

Oppenheimer Small Capitalization Core Fund

The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying risk controls for both sector and position size. The Fund’s strategy uses separate fundamental research and quantitative models to select portfolio securities. The fundamental approach analyzes issuers on factors such as company’s financial performance and prospects, position in the industry, and strength of business model and management. OFI Institutional Asset Management (“OFI Institutional”) may also consider an industry’s outlook, market trends and general economic conditions. The quantitative approach uses models to rank securities within each sector to identify potential buy and sell candidates. A number of company specific factors are analyzed in constructing the models, including valuation, fundamentals and price and earnings momentum. The combined portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

MM Premier International Equity Fund

The Fund seeks a high total rate of return over the long term. The Fund invests at least 80% of assets in stocks traded primarily in foreign markets, including markets in Europe, Latin America and Asia. It focuses on well positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity. The Fund also considers the macroeconomic outlook for various regional economies. The Fund tends to have less than 20% of assets invested in U.S. stocks.

Harris International

The Fund seeks to achieve its objective by investing at least 80% of its net assets in stocks of foreign companies, including companies located in Europe, Latin America and Asia. The Fund may invest in securities of issuers in emerging markets. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks.

Harris International (“Harris”) utilizes a fundamental, bottom-up investment strategy. Harris seeks out companies that it believes to be trading in the market at significant discounts to their underlying values. These businesses must offer, in Harris’ opinion, significant profit potential and be run by managers who think and act as owners. Harris’ research analysts are generalists and search for value in the stock market wherever it may be, regardless of industry, as well as in both established and emerging markets. This structure provides analysts with a much broader perspective and allows them to assess relative values among companies in different industry sectors.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Harris’ portfolio managers and analysts also look for value based on a company’s normalized earnings, after adjusting for cyclical influences and asset value. A company must be selling at a significant discount to its value to be a candidate for purchase. Stocks are analyzed in terms of financial strength, the position of the company in its industry and the attractiveness of the industry. Stocks are generally sold when Harris believes that the market price has reached its intrinsic value, when Harris believes a better investment opportunity is available or when Harris loses confidence in the company’s management.

Babson Enhanced Index Value Fund

The Fund normally invests substantially all (but not less than 80%) of its net assets in common stocks of companies whose market capitalizations, at the time of purchase, are included in the range of companies in the Russell 1000® Value Index, the Fund’s benchmark index.

The Fund’s subadviser, Babson Capital Management LLC (“Babson Capital”), believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund’s benchmark index while maintaining risk characteristics similar to the benchmark. Babson Capital will not automatically sell the stock of a company it already owns just because the company’s market capitalization grows or falls outside the range of companies in the index. Babson Capital uses quantitative analysis to identify groups of stocks included within the Fund’s benchmark index that Babson Capital believes will outperform or underperform the index over time. Babson Capital identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company’s valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, Babson Capital constructs a broadly diversified portfolio by (a) overweighting high ranking stocks, (b) underweighting low-ranking stocks (or not holding them at all), and (c) market-weighting those stocks that do not have especially high or low rankings.

Bernstein Diversified Value Fund

The goal of the Fund is to provide 1.5% to 2.0% excess performance versus the Russell 1000® Value index with a 3% to 4% tracking error. To limit stock-specific risk relative to the benchmark, security and sector over/under weights are constrained. Portfolio characteristics are kept in line with the index, thus the strategy’s performance is expected to track closer to the benchmark than many other value approaches.

Oppenheimer Large Capitalization Value Fund

The Fund invests mainly in common stocks of companies with varying market capitalizations. The Fund can also buy other investments, including preferred stocks, rights and warrants and convertible debt securities. The Fund invests in both U.S. and foreign companies, although the Fund generally will not invest more than 25% of its total assets in foreign securities, including securities of issuers based in emerging markets.

In selecting securities for purchase or sale, the Fund’s subadviser, OFI Institutional, selects securities one at a time. This is called a “bottom up approach.” OFI Institutional uses fundamental analyses to select securities for the Fund that it believes are undervalued. While this process and the interrelationship of the factors used may change over time and its implementation may vary in particular cases, OFI Institutional generally may consider one or more of the following factors when assessing a company’s business prospects: future supply/demand conditions for its key products, product cycles, quality of management, competitive position in the market place, reinvestment plans for cash generated and better-than-expected earnings reports. Not all factors are relevant for every individual security. OFI Institutional may consider selling a stock for one or more of the following reasons: the stock price has reached OFI Institutional’s target, the company’s fundamentals appear to be deteriorating, or better stock selections are believed to have been identified.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Davis Large Value Fund

The Davis Large Value Fund (“Davis”) represents a relative value Fund that is either an alternative or complement to a more traditional or deep value Fund. Because of the Fund’s combination of a growth orientation and price discipline, it has historically participated in both growth and value oriented markets. The Fund’s advantage is that it provides investors the return and diversification benefits of a value Fund, while participating in the upside potential of growth. Davis employs a strong price discipline with a focus on growing companies selling at value prices.

The table below sets forth a summary of changes in the fair value of the Plan’s Level 3 investment assets as of and for the year ended December 31, 2009:

	General Investment Account Option	Multi- Strategy Hedge Funds	International Large Cap	Real Estate	Total

	(In Millions)
Balance, January 1, 2009	$325	$37	$42	$12	$416
Realized gains and losses	18	(13)	—	—	5
Unrealized gains and losses	—	9	24	3	36
Purchase and sales	(68)	(28)	—	—	(96)

Balance, December 31, 2009	$275	$5	$66	$15	$361

Postretirement Investments

The fair value of postretirement benefit investments of $5 million are categorized as Level 1 type investments and are invested in the domestic fixed-income fund. The Fund is a money market mutual fund that seeks the maximum current income that is consistent with stability of principal. The Fund seeks to achieve this objective by investing in money market securities meeting specific credit quality standards.

The Company invests in cash, cash equivalents and liquid fixed-income securities to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional funds sufficient to satisfy reasonably unanticipated spikes in such liability activity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Amounts recognized in the Statutory Statements of Financial Position

The following table sets forth the funded status of the plans and then shows how the funded status is reconciled to the net asset and/or liability recognized in the Statutory Statements of Financial Position:

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Fair value of plan assets, end of year	$1,244	$964	$5	$6
Less projected benefit obligations, end of year	1,647	1,547	311	285

Funded status	$(403)	$(583)	$(306)	$(279)

Funded status	$(403)	$(583)	$(306)	$(279)
Unrecognized prior service cost	—	—	2	2
Unrecognized net actuarial loss	852	936	49	31
Unrecognized net transition obligation	4	5	14	20

Net amount recognized prior to nonadmitted asset	453	358	(241)	(226)
Less assets nonadmitted	609	510	—	—

Net amount recognized	$(156)	$(152)	$(241)	$(226)

The qualified pension plan was underfunded by $166 million and $367 million for the years ended December 31, 2009 and 2008, respectively. The nonqualified pension plans are not funded and have total projected benefit obligations of $237 million and $216 million for the years ended December 31, 2009 and 2008, respectively.

f.	Prepaid and accrued benefit costs

The net pension amount recognized is broken into its respective prepaid and accrued benefit costs which are included in other invested assets and other liabilities, respectively, in the Company’s Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The status of these plans is summarized below:

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Amounts recognized in the Statutory
Statements of Financial Position:
Prepaid benefit cost*	$609	$510	$—	$—
Intangible assets	4	4	—	—
Less assets nonadmitted	(609)	(510)	—	—

Total assets	$4	$4	$—	$—

Accrued benefit cost recognized	$(156)	$(152)	$(241)	$(226)
Minimum pension liability	(226)	(374)	—	—

Total liabilities	$(382)	$(526)	$(241)	$(226)

*Prepaid benefit cost represents the accumulated excess contributions over amounts expensed by the Company for the Qualified Pension Plan.

The change in the net amount recognized for net pension benefits is as follows:

	December 31,
	2009	2008
	Pension Benefits
	(In Millions)
Net amount recognized, including nonadmitted asset, beginning of year	$358	$378
Employer contributions	167	16
Periodic cost	(72)	(29)
Periodic cost effect due to change in measurement date	—	(7)

Subtotal net amount recognized, including nonadmitted asset	453	358
Nonadmitted asset	(609)	(510)

Accrued benefit cost recognized, end of year	$(156)	$(152)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Net periodic (benefit) cost

The net periodic (benefit) cost represents the annual accounting expense or income that the Company recognized and included in general insurance expenses. The net periodic (benefit) cost in the Statutory Statements of Income (Loss) is as follows:

	Years Ended December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$54	$49	$8	$8
Interest cost	87	81	16	16
Expected return on plan assets	(103)	(112)	—	—
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized net actuarial and other losses	33	10	1	—

Total net periodic cost	$72	$29	$30	$29

Increase (decrease) in minimum liability included in surplus	$(148)	$343	$—	$—

The Company anticipates that it will spend $84 million to meet its expected obligations under its qualified and nonqualified pension plans, and other postretirement benefit plans in 2010.

The expected future pension and other postretirement benefit payments and Medicare prescription drug direct government subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Government Subsidy

	(In Millions)
2010	$72	$22	$2
2011	76	23	3
2012	80	23	3
2013	84	24	3
2014	87	25	3
2015-2019	499	133	19

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense to operations for all employee and agent benefit plans are as follows:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
Pension	$72	$29	$47
Health	60	53	39
Postretirement	30	29	29
Thrift	22	22	20
Postemployment	5	1	(2)
Life	3	3	2
Disability	2	2	2
Other benefits	6	6	10

Total	$200	$145	$147

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

	December 31,
	2009	2008	2009	2008
	Pension Benefits		Other Postretirement Benefits
Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	5.95%	5.80%	5.75%	5.80%
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%

Net periodic benefit cost:
Discount rate	5.80%	6.25%	5.80%	6.25%
Expected long-term rate of return on plan assets	8.00%	8.00%	3.00%	3.00%
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%

Assumed health care cost trend rates:
Health care cost trend rate	—	—	7.00%	7.00%
Ultimate health care cost trend rate after gradual decrease until 2016 and 2013 for 2009 and 2008, respectively	—	—	5.00%	5.00%

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is then determined based on target allocations for each asset class.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in the assumed health care cost trend rate would have had the following effects in 2009:

	One Percentage Point Increase	One Percentage Point Decrease

	(In Millions)
Effect on total service and interest cost	$2	$(2)
Effect on other postretirement benefit obligation	27	(22)

14.	Employee compensation plans

The Company’s long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom share-based compensation awards was effective as of January 1, 2008. These awards include Phantom Stock Appreciation Rights (“PSAR”) and Phantom Restricted Stock (“PRS”). These awards do not grant an equity or ownership interest in the Company.

PSAR provide the participant the right to receive the appreciation in phantom stock price over the award period, providing an individual with the opportunity to share in the value created in the total enterprise. Awards can only be settled in cash equal to the gain, if any, related to the number of PSAR exercised. PSAR cliff vest at the end of three years and expire five years after the date of grant. Vested PSAR may be exercised during quarterly two-week exercise periods prior to expiration. The compensation expense for an individual award is recognized over the service period.

PRS provides the participant with the opportunity to receive the full phantom share value (grant price plus/minus any change in share price) over the award period. PRS vests on a graded basis over five years, one third per year after years three, four and five and are paid upon vesting. On each vesting date, a lump sum cash settlement is paid to the participant based on the number of shares vested multiplied by the most recent phantom stock price. Compensation expense is recognized on the accelerated attribution method. The accelerated attribution method recognizes compensation expense over the vesting period by which each separate payout year is treated as if it were, in substance, a separate award.

All awards granted under the Company’s plans are compensatory classified awards. Compensation costs are based on the most recent quarterly calculated intrinsic value of the PSAR and PRS considering vesting provisions, net of forfeiture assumptions and are included in the Statutory Statements of Financial Position as a liability in general expenses due or accrued. The compensation expense for an individual award is recognized over the service period. The cumulative compensation expense for all outstanding awards in any period is equal to the change in calculated liability period over period. The requisite service period for the awards is the vesting period. Awards contain vesting conditions, whereby employees’ unvested awards immediately vest at the time of retirement, death, or disability with a one year exercise period after termination. A formula has been established, which serves as the basis for the phantom share price, based on the core operating earnings of the Company and its subsidiaries. This phantom share price will be calculated and communicated to all participants quarterly and used in calculating the liability of the Company based on intrinsic value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of PSAR vested and nonvested shares as of December 31, 2009 and 2008 is as follows:

	PSAR			PRS
		Weighted Average			Weighted Average
	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms
	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding, January 1, 2008	—	$—		—	$—
Granted	1,519	60.86		123	61.24
Forfeited	(36)	61.24		—	—

Outstanding, December 31, 2008	1,483	60.86	1.3	123	61.24	4.7
Granted	1,991	33.00		602	33.00
Exercised	(128)	32.56		(4)	32.12
Forfeited	(44)	31.45		(16)	32.28

Outstanding, December 31, 2009	3,302	44.62	2.2	705	37.62	4.1

Exercisable, December 31, 2009	55	$50.11	—	—	$—	—

The preceding table also represents the amounts of the nonvested liability classified shares as of December 31, 2009 and 2008.

A summary of share-based payment details is as follows:

	As of and for the Years Ended
	December 31,
	2009	2008

Weighted average grant date fair value:
PSAR granted during the year (whole $)	$33.00	$60.86
PRS granted during the year (whole $)	33.00	61.24
Intrinsic value:
PSAR options exercised (in thousands)	42	—
PRS liabilities paid (in thousands)	133	—
Fair value of shares vested during the year (in thousands)	21,092	773

The compensation expense and accrued compensation liability for PSAR was $13 million for the year ending December 31, 2009. The current share price is less than the grant price for all 2008 PSAR awards resulting in no compensation expense or corresponding liability recognized for PSAR awards for the year ending December 31, 2008. Unrecognized compensation expense related to nonvested PSAR awards was $143 million as of December 31, 2009. There was no unrecognized compensation expense as of December 31, 2008. The PSAR unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current share price, minus current compensation expense. Nonadmitted related tax benefits were $4 million and less than $1 million for the years ending December 31, 2009 and 2008, respectively.

The compensation expense and accrued compensation liability for PRS was $8 million and less than $1 million for the years ending December 31, 2009 and 2008, respectively. Unrecognized compensation expense related to nonvested PRS awards was $25 million as of December 31, 2009 and $3 million as of December 31, 2008. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at current share price, minus current compensation expense. Nonadmitted related tax benefits were $2 million and less than $1 million for the years ending December 31, 2009 and 2008, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

All PSAR and PRS shares were canceled and reissued on June 29, 2009 in order to implement a change in formula calculation of enterprise value used to determine the phantom stock price. Original grant prices and vesting schedules remained unchanged.

15.	Federal income taxes

As discussed in Note 3 “New accounting standards,” the Company adopted new guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of deferred tax assets. It provides an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. This guidance is effective for 2009 Annual Statements and 2010 interim and Annual Statements. The cumulative effect, as of December 31, 2009, of adopting this pronouncement was an increase to deferred tax assets of $293 million.

The net deferred tax asset, (“DTA”) or net deferred tax liability, (“DTL”) recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2009			2008
	Ordinary	Capital	Total	Total	Change
	(In Millions)
Total gross DTAs	$2,370	$540	$2,910	$2,875	$35
Statutory valuation allowance adjustment	—	—	—	—	—

Total adjusted gross DTAs	2,370	540	2,910	2,875	35
Total gross DTLs	(610)	(757)	(1,367)	(1,771)	404

Net DTA(L)	1,760	(217)	1,543	1,104	439
Total DTAs nonadmitted	(654)	217	(437)	(592)	155

Net admitted DTA	$1,106	$—	$1,106	$512	$594

As permitted under the new guidance, the Company has chosen to admit deferred tax assets for the current reporting period in accordance with the NAIC approved revisions effective for 2009 and 2010. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2009
	Ordinary	Capital	Total
	(In Millions)
Admitted DTA 1 year:
Federal income taxes that can be recovered	$160	$27	$187
Remaining adjusted gross DTAs expected to be realized within 1 year	653	(27)	626
Total gross DTLs	610	757	1,367

Total admitted DTA realized within 1 year	1,423	757	2,180

Admitted DTA 3 years:
Federal income taxes that can be recovered	160	27	187
Remaining adjusted gross DTAs expected to be realized within 3 years	946	(27)	919
Total gross DTLs	610	757	1,367

Total admitted DTA realized within 3 years	1,716	757	2,473

Increase in net admitted DTA 1 year versus 3 years	$293	$—	$293

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s authorized control level risk based capital is $1 billion and total adjusted capital is $11 billion. Total admitted assets and statutory surplus at December 31, 2009 were $121 billion and $9 billion respectively. Admitted assets and statutory surplus increased by $293 million as disclosed in the previous table.

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2009	2008
	(In Millions)
Federal income tax expense (benefit) on operating earnings	$(71)	$(283)
Foreign income tax expense (benefit) on operating earnings	14	15

	(57)	(268)
Federal income tax expense (benefit) on net realized capital gains (losses)	(131)	(29)

Total federal and foreign income tax expense (benefit)	$(188)	$(297)

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2009	2008	Change
	(In Millions)
DTAs:
Reserve items	$758	$856	$(98)
Investment items	633	406	227
Policy acquisition costs	480	480	—
Nonadmitted assets	330	341	(11)
Policyholders’ dividends	305	290	15
Pension and compensation related items	163	189	(26)
Unrealized investment losses	125	247	(122)
Tax credits	39	—	39
Expense items	37	42	(5)
Other	40	24	16

Total DTAs	2,910	2,875	35
Nonadmitted DTAs	(437)	(592)	155

Admitted DTAs	2,473	2,283	190

DTLs:
Unrealized investment gains	757	1,238	(481)
Pension items	212	177	35
Deferred and uncollected premium	206	201	5
Reserve for audits and settlements	76	58	18
Other	116	97	19

Total DTLs	1,367	1,771	(404)

Net admitted DTA	$1,106	$512	$594

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this assessment.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes before the exclusion of amounts nonadmitted, less the deferred tax portions of the components of the Statutory Statements of Changes in Surplus shown below which are reported net of taxes, results in the reported change in net deferred income taxes.

	Years Ended December 31,
	2009			2008
	Ordinary	Capital	Total	Total
	(In Millions)
Net DTA(L)	$(147)	$586	$439	$(156)
Less items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized losses	—	122	122	(131)
Tax-effect of unrealized gains	—	(481)	(481)	537
Cumulative effect of adoption of accounting principles	—	(21)	(21)	—
Investment transferred from subsidiary, net of tax	—	—	—	27

Change in net deferred income taxes	$(147)	$206	$59	$277

As of December 31, 2009, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has total tax credit carryforwards of $41 million in deferred taxes.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income (Loss) and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2009	2008
	(In Millions)
Provision computed at statutory rate	$(144)	$(368)
Investment items	(72)	(190)
Tax credits	(44)	(55)
Change in reserve valuation basis	(11)	30
Nonadmitted assets	11	(7)
Foreign governmental income taxes	7	9
Other	6	7

Total statutory income tax expense (benefit)	$(247)	$(574)

Federal and foreign income tax expense (benefit)	$(188)	$(297)
Change in net deferred income taxes	(59)	(277)

Total statutory income tax expense (benefit)	$(247)	$(574)

During the year ended December 31, 2009 the Company received refunds of federal income taxes in the amount of $484 million. During the year ended December 31, 2008, the Company paid federal income taxes in the amount of $10 million. Federal income taxes paid in prior years that will be available for recovery of the current year or future net losses are as follows: $63 million in 2007 and $69 million in 2006.

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies generally are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities in order to provide users of financial statements more information regarding potential liabilities. For statutory purposes, the NAIC is still evaluating this disclosure requirement. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements. The Company continues to recognize tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2009	$264
Gross change related to positions taken in prior years	71
Gross change related to positions taken in current year	39
Gross change related to settlements	(4)
Gross change related to lapse of statutes of limitations	—

Balance, December 31, 2009	$370

Included in the liability for unrecognized tax benefits as of December 31, 2009, are $340 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for unrecognized tax benefit balance as of December 31, 2009 includes $23 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate. The Company does not expect the total amount of unrecognized tax benefits to decrease over the next 12 months.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest and penalties recognized in the Company’s financial statements as of December 31, 2009 and 2008 were $56 million and $31 million, respectively.

The Internal Revenue Service (“IRS”) has completed its examination of the years 2001—2003. The IRS is currently auditing the years 2004 and 2005. The Company does not expect a material change in its financial position or liquidity as a result of these audits. As of December 31, 2009 and 2008, the Company had no protective deposits recognized as admitted assets.

The Economic Stimulus Act of 2008, enacted in February 2008, allowed businesses to claim a bonus first year depreciation deduction of 50% for most personal property placed in service after 2007 and before 2009. The Housing Assistance Tax Act, enacted in July 2008, allowed low income housing tax credits to offset the alternative minimum tax (“AMT”), effective for low income housing tax credits attributable to buildings placed in service after December 31, 2007. The Housing Assistance Tax Act also provided the option for corporations to treat certain unused research and AMT credits as allowable and refundable in lieu of claiming the bonus and accelerated depreciation deductions. The American Recovery and Reinvestment Act of 2009, enacted in February 2009, provided a one year extension of the 50% first year bonus depreciation. In addition, a deferral of up to five years is provided for income from reacquisition of business debt at a discount for 2009 and 2010. The Worker, Homeownership, and Business Assistance Act, enacted in November 2009, allows life insurance companies to carryback losses from operations in one taxable year beginning after December 31, 2007 and beginning before January 1, 2010, for up to five years, instead of three years as previously allowed. The amount of the loss that can be carried back to the fifth preceding year is limited to 50% of the taxable income for that year. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Transferable state tax credits

The Company entered into a transfer contract in which certified Massachusetts state tax credits were purchased in December 2008. The total unused transferable state tax credits, gross of any related state tax liabilities, have a carrying value of $1 million as of December 31, 2009 and are recorded in other than invested assets. The Company uses the benefit schedule provided with the transfer contract to estimate the utilization of remaining transferable state tax credits or other projected recovery of the current carrying value. There were no impairments on these credits as of December 31, 2009.

17.	Business risks, commitments and contingencies

a. Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, its medium-term note programs and international operations. The Company mitigates its currency exposures related to its investments and medium-term note programs through the use of derivatives.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors, as well as purchasing credit default swaps to transfer some of the risk.

Beginning in 2007, the slowing of the U.S. housing market, rising residential mortgage rates, and relaxed underwriting standards by residential mortgage loan originators led to higher delinquency and loss rates, reduced credit availability and reduced liquidity in the residential loan market. The Company has implemented a stringent review process for determining the nature and timing of other than temporary impairments on securities containing these risk characteristics. Cash flows were modeled for selected bonds deemed to be at risk for impairment using prepayment and default assumptions that varied according to collateral attributes. Bonds with nontrivial credit exposure were modeled across a variety of prepayment and default scenarios, spanning the range of possible outcomes specific to each individual security.

Fair values resulting from internal models are those expected to be received in an orderly transaction between market participants at the financial statement date. The fair values of residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities, and commercial mortgage loans are highly sensitive to evolving conditions that can impair the cash flows realized by investors. Determining fair value is made more difficult by the lack of observable prices, uncertainty of credit ratings, and the current liquidity crisis which may continue into the foreseeable future. The ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or collateral performance was worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI and estimates of fair values given the underlying dynamics of the market and the expected performance of these assets. The liquidity crisis continues to adversely affect lenders’ underwriting appetite for new financing arrangements and hence could lead to a diminished ability to refinance the underlying collateral. Also, the downturn of the economy and the real estate market and high levels of unemployment will likely result in continued defaults and ultimately, additional recognition of OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In response to the deterioration of Collateralized Debt Obligations (“CDOs”) backed by RMBS that began in 2007, the trading markets for all CDO-related structured products have been adversely affected by reduced liquidity. The Company has investments in structured products that are exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as Collateralized Loan Obligations. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the nature of CDOs which complicate an evaluation of the underlying collateral, the overall negative economic environment and the resulting reduced market liquidity, the risk premium of CDOs have increased and resulted in declining prices. The steep decline in economic activity that began in the fourth quarter of 2008 has improved. This positive trend has led to improved prices beginning at the end of the second quarter and continuing into the fourth quarter. Management believes its scenario analysis approach, based on actual collateral data and forward looking assumptions, does capture the level of default risks in each pool including refinancing risks. However, in a rapidly changing economic environment the risk in each collateral pool will be more volatile.

The recent liquidity crisis has also resulted in increased risks related to the Company’s investments in domestic and European leveraged loans. European leveraged loans typically have speculative grade ratings. While default rates continue to be low, market liquidity and pricing have both improved domestically and in Europe.

Current market conditions have resulted in increased risks in the Company’s mortgage loan portfolio. Real estate fundamentals such as occupancy, rental rates and rental terms have generally weakened across all property types during 2009. The current credit market environment has also resulted in a shortage of lending to address loans maturing in the near term. Accordingly, while default rates are currently at low levels and the Company continues to proactively manage its risks, the overall economic factors may lead to increased defaults until the market and economy recover.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors and was impacted by the recent illiquid credit market environment, which made it difficult to obtain readily determinable prices for RMBS and other investments, including leveraged loan exposure. Further deterioration of market conditions, high levels of unemployment, and related management judgments of OTTI and fair value could negatively impact the Company’s results of operations, surplus, and the disclosed fair value.

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that market fluctuations could result in assets which are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered into various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. and Babson Capital Management LLC. Total rental expense on net operating leases, recorded in general insurance expenses, was $45 million, $64 million and $41 million, which is net of $28 million, $24 million and $22 million of sublease receipts, for the years ended December 31, 2009, 2008 and 2007, respectively.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In November 2009, the Company entered into a sale-leaseback transaction with an unrelated party to sell and leaseback furniture, equipment and software, with a book value of $190 million, which was previously included in other than invested assets. The lease terms are for five years; annual lease payments are $38 million. At the end of the lease, the Company has the option of purchasing the furniture, equipment, and software at fair value. These leases are classified as operating leases. The assets were sold at book value, resulting in no gain or loss recognition.

Future minimum commitments for all net operating lease contractual obligations as of December 31, 2009 were as follows:

	Leases	Affiliated Subleases	Nonaffiliated Subleases	Net Operating Leases
	(In Millions)

2010	$106	$25	$1	$80
2011	99	23	1	75
2012	89	19	—	70
2013	82	16	—	66
2014	61	10	—	51
Thereafter	83	47	—	36

Total	$520	$140	$2	$378

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In May 2009, Massachusetts Mutual Life Insurance Company (“MassMutual”) was named as a defendant in a private action related to certain losses in a Bank Owned Life Insurance (“BOLI”) contract issued by MassMutual. The plaintiff alleges, among other things, fraud, breach of contract and breach of fiduciary duty claims against MassMutual and seeks to recover losses arising from investments under the BOLI contract. MassMutual believes it has substantial defenses in this action. However, it is premature to render any opinion as to the likely extent of outcomes unfavorable to MassMutual or as to the aggregate amount or range of potential losses. No loss contingency has been recorded as of December 31, 2009.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Since December 2008, MassMutual and MassMutual Holding LLC (“MMHLLC”) have been named as defendants in a number of putative class action and individual lawsuits filed by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff (“Madoff”) through his company, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). The plaintiffs allege a variety of state law and federal securities claims against MassMutual and/or MMHLLC seeking to recover losses arising from their investments in several funds managed by Tremont Group Holdings, Inc. (“Tremont”) or Tremont Partners, Inc., including Rye Select Broad Market Prime Fund, L.P., Rye Select Broad Market Fund, L.P., American Masters Broad Market Prime Fund, L.P., American Masters Market Neutral Fund, L.P. and/or Tremont Market Neutral Fund, L.P. Tremont and its subsidiary, Tremont Partners, Inc., are indirect subsidiaries of MMHLLC. MassMutual and MMHLLC believe they have substantial defenses and will vigorously defend themselves in these actions. MassMutual and MMHLLC believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. As of December 31, 2008, MassMutual had no investments in Madoff-managed strategies to which any value has been ascribed. Therefore, no loss contingency has been recorded as of December 31, 2009.

In 2009, the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS notified Tremont that the bankruptcy estate of BLMIS has purported preference and fraudulent transfer claims against Tremont’s Rye Select Broad Market funds and certain Tremont affiliates to recover redemption payments received from BLMIS by certain of those Rye Select funds in 2008. Certain of the Rye Select funds, in turn, have notified the Trustee of substantial claims by them against BLMIS. Tremont and the Trustee have been attempting to reach a mutually acceptable settlement of his claims against the funds. There is no guarantee that Tremont will be successful in negotiating such settlement.

The Company, together with numerous other defendants, was named in an adversary proceeding in the Enron bankruptcy. In 2008, this matter was resolved between the parties with no additional adverse impact to the Company.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class included all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. Through December 31, 2009 the Company had paid $243 million resulting from this settlement.

e.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including among others, the Securities and Exchange Commission, U.S. Department of Labor, and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Recent market volatility in the financial services industry has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations and investigations will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2009 and 2008, the Company had approximately $75 million of unsecured funding commitments. The unsecured commitments are included in private placements in the table below. As of December 31, 2009 and 2008, the Company had no commitments funded and no outstanding balance due.

In the normal course of business, the Company enters into letter of credit arrangements. As of December 31, 2009 and 2008, the Company had approximately $120 million and $100 million of outstanding letter of credit arrangements, respectively. As of December 31, 2009, the Company had a $2 million funding request attributable to these letter of credit arrangements. As of December 31, 2008, the Company had no funding requests attributable to these letter of credit arrangements.

As of December 31, 2009 and 2008, the Company approved financing of $750 million and $834 million, respectively, for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2009 and 2008 were $624 million and $704 million, respectively, with interest of $17 million and $18 million for the years ended December 31, 2009 and 2008, respectively. The unfunded amount of the facility, totaling $126 million as of December 31, 2009, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day London Interbank Offered Rate.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2009, the Company had the following commitments:

	2010	2011	2012	2013	2014	There- after	Total
	( In Millions )
Private placements	$760	$198	$8	$291	$28	$—	$1,285
Mortgage loans	140	21	3	6	—	—	170
Partnerships and LLCs	420	184	429	326	908	65	2,332
LIHTC investments (including equity contributions)	14	—	—	—	3	—	17

Total	$1,334	$403	$440	$623	$939	$65	$3,804

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2009 and 2008, the Company had no outstanding obligations attributable to these commitments.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. As of December 31, 2009 and 2008, the Company had no outstanding obligations attributable to these commitments and guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

18.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2009 are illustrated below:

	Amount	% of Total
	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$6,729	13%
At book value less current surrender charge of 5% or more	924	2
At fair value	32,571	65

Subtotal	40,224	80
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,184	6
Not subject to discretionary withdrawal	7,269	14

Total	$50,677	100%

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2009 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,109
Policyholders’ reserves - individual annuities	4,772
Policyholders’ reserves - guaranteed investment contracts	26
Liabilities for deposit-type contracts	2,809

Subtotal	16,716

Separate Account Annual Statement:
Annuities	32,793
Other annuity contract deposit-funds and guaranteed interest contracts	1,168

Subtotal	33,961

Total	$50,677

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: (1) indexed, which are invested to mirror an established index based on the guarantee and (2) nonindexed, which have reserve interest rates at no greater than 4% and/or to fund a long-term interest guarantee in excess of a year that does not exceed 4%. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense, and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2009 is as follows:

	Indexed	Guaranteed Less than/ Equal to 4%	Non Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2009	$—	$—	$5,005	$5,005

Reserves at December 31, 2009:
For accounts with assets at:
Fair value/market value	$666	$3,272	$32,329	$36,267
Amortized cost/book value	500	—	—	500

Subtotal	1,166	3,272	32,329	36,767
Nonpolicy liabilities	—	—	991	991

Total	$1,166	$3,272	$33,320	$37,758

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$416	$—	$—	$416
At fair value	—	2,645	32,329	34,974
At book value without market value adjustment and current surrender charge of less than 5%	—	627	—	627

Subtotal	416	3,272	32,329	36,017
Not subject to discretionary withdrawal	750	—	—	750
Nonpolicy liabilities	—	—	991	991

Total	$1,166	$3,272	$33,320	$37,758

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income (Loss):

	Years Ended December 31,
	2009	2008	2007
	(In Millions)
From the Separate Account Annual Statement:
Transfers to separate accounts	$4,340	$6,200	$7,207
Transfers from separate accounts	(4,333)	(6,057)	(5,195)

Subtotal	7	143	2,012
Reconciling adjustments:
Net deposits on deposit-type liabilities	663	422	(463)

Net transfers to (from) separate accounts	$670	$565	$1,549

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Income (Loss).

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

19.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following:

	Years Ended December 31,
	2009	2008	2007
	(In Millions)

Bank loan transfer	$1,266	$1,983	$1,774
Bond conversion	1,065	1,598	1,038
Mortgages to other invested assets	209	14	—
Mortgage conversion to bonds	166	—	—
Other invested assets converted to real estate	61	—	—
Other invested assets converted to bonds	53	275	26
Other invested assets stock distribution	47	21	41
Interest capitalization for long-term debt	14	11	13
Dividend reinvestment	5	10	35
Net investment income payment-in-kind bonds	4	6	7
Stock conversion	4	103	44
Stock conversion to other invested assets	2	—	263
Other invested assets received as dividend	—	18	—
Bond transfer to other invested assets	—	—	120
Bond transfer from short-term to long-term	—	—	13

The bank loan transfer amount is included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows and represents rollover transactions processed as the result of rate resets on existing bank loans.

The statement of cash flows for the year ended December 31, 2009 reflects approximately $886 million of non-cash activity for surrender benefits and a decrease in policy loans related to the lapse of one group of corporate-owned life insurance policies. The surrender benefits were used to repay policy loans. No cash was disbursed or received for these surrender benefits or loan repayments.

As of December 31, 2007, the cash, cash equivalents and short-term investments of $2,558 million on the Statutory Statements of Cash Flows excluded $8 million in nonadmitted assets related to securities purchased under agreements to resell. The uncollateralized portion of the contract was nonadmitted when the fair value of the collateral fell below the contract value.

20.	Subsequent events

The Company has evaluated subsequent events through February 19, 2010, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2009 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

MML Mezzanine Investor II, LLC

MML Private Equity Fund Investor, LLC

MML Re Finance LLC

MMC Equipment Finance LLC

Invicta Advisors LLC

CB – Apts, LLC

CV – Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MML ABN Separate Account Holding Company LLC

MML ABN Separate Account Holding Company II LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 99%

MassMutual Baring Holding LLC

MML Financial, LLC

MassMutual Capital Partners LLC

First Mercantile Trust Company

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Impairment listing for loan-backed and structured securities

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
00075WAB5	$406,726	$—	$406,726	$396,891	$(9,835)	$396,891	$390,925
004375CT6	7,087,705	2,320,488	9,408,193	8,562,534	(845,659)	8,562,534	4,783,499
004375EW7	1,297,918	(9,548)	1,288,370	1,101,216	(187,155)	1,101,216	1,013,990
004421TD5	1,640,314	(83,434)	1,556,880	1,395,270	(161,611)	1,395,270	654,262
00442FAB8	185,213	67,717	252,930	159,262	(93,667)	159,262	212,589
00442GAD2	1,220,912	2,091,087	3,311,999	2,602,502	(709,497)	2,602,502	2,810,710
00442JAE4	9,408,905	2,634,274	12,043,179	9,698,807	(2,344,372)	9,698,807	7,758,652
00442KAD3	4,530,278	1,014,610	5,544,888	4,278,160	(1,266,728)	4,278,160	3,239,751
00442LAD1	4,696,408	(298,979)	4,397,430	3,239,830	(1,157,600)	3,239,830	2,553,218
007034AQ4	9,384,995	—	9,384,995	7,276,504	(2,108,492)	7,276,504	5,818,808
007036CE4	276,597	(7,657)	268,940	20,400	(248,540)	20,400	50,000
007036FB7	2,492,010	—	2,492,010	2,428,083	(63,927)	2,428,083	342,330
007036FY7	267,716	(115,286)	152,430	28,661	(123,769)	28,661	16,436
007036GB6	1,070,720	28,476	1,099,196	485,536	(613,660)	485,536	334,979
007037BK9	2,719,291	174,941	2,894,232	2,329,100	(565,131)	2,329,100	2,348,443
01853GAB6	162,789	458,587	621,376	621,524	147	621,524	857,560
021455AB6	906,787	—	906,787	890,607	(16,180)	890,607	882,659
02146QAB9	17,777,019	(1,109,038)	16,667,981	16,015,900	(652,080)	16,015,900	9,877,932
02146TAQ0	23,322,302	(3,781,077)	19,541,225	18,310,000	(1,231,225)	18,310,000	16,689,902
02146YAD8	27,916,188	(1,298,316)	26,617,871	24,025,206	(2,592,665)	24,025,206	15,110,725
02147CAA1	11,759,036	(836,317)	10,922,719	10,865,188	(57,531)	10,865,188	6,604,822
02147DAB7	15,244,951	(1,423,194)	13,821,757	13,109,767	(711,990)	13,109,767	7,654,768
02147DAV3	2,152,204	381,732	2,533,936	2,659,476	125,540	2,659,476	1,973,883
02150MAB1	18,990,769	(2,272,583)	16,718,186	15,530,800	(1,187,386)	15,530,800	10,502,952
02639MAK2	19,054,674	(762,686)	18,291,988	18,291,988	—	18,291,988	12,955,848
02639MAM8	3,136,786	1,153,598	4,290,384	2,593,716	(1,696,668)	2,593,716	5,888,313
02660CAH3	144,972	559,388	704,359	321,326	(383,033)	321,326	235,267
02660TGN7	10,231,552	—	10,231,552	10,120,160	(111,392)	10,120,160	5,690,127
02660THA4	94,064	—	94,064	24,528	(69,536)	24,528	46,200
02660THL0	2,559,936	(330,934)	2,229,002	1,930,386	(298,616)	1,930,386	1,187,873
02660THT3	460,020	399,666	859,685	850,081	(9,604)	850,081	619,923
02660TJB0	27,979,962	(232,637)	27,747,326	27,389,612	(357,713)	27,389,612	12,577,818
02660WAC0	23,902,172	(2,153,257)	21,748,915	20,836,363	(912,552)	20,836,363	12,465,509
02660XAD6	16,768,976	(1,191,996)	15,576,980	15,357,554	(219,426)	15,357,554	8,982,694
026929AD1	10,461,430	—	10,461,430	10,276,184	(185,245)	10,276,184	5,997,805
040104QN4	5,500,266	—	5,500,266	5,226,483	(273,783)	5,226,483	4,367,234
040104RV5	4,213,796	(123,260)	4,090,536	3,270,607	(819,929)	3,270,607	2,293,164
040104TF8	246,803	—	246,803	198,582	(48,221)	198,582	88,737
040104TG6	2,007,541	(124,582)	1,882,959	1,425,745	(457,214)	1,425,745	1,064,188
04012XAC9	671,097	—	671,097	319,925	(351,171)	319,925	216,293
04544TAB7	1,175,563	(280,621)	894,941	894,941	—	894,941	970,949
053642AC8	4,603,598	(371,778)	4,231,820	4,231,820	—	4,231,820	2,700,000
055294AA0	4,541,766	(945,422)	3,596,344	3,596,344	—	3,596,344	2,499,556
05535DCF9	9,735,123	(1,071,304)	8,663,820	8,663,820	—	8,663,820	5,717,211
05615P209	1,286,369	(589,369)	697,000	697,000	—	697,000	340,000
05615TAA0	5,007,026	(1,288,226)	3,718,800	3,718,800	—	3,718,800	1,872,000
056168AN7	4,346,552	1,373,448	5,720,000	5,720,000	—	5,720,000	900,000
05616YAE0	18,665,491	(4,465,158)	14,200,332	14,200,332	—	14,200,332	3,201,667
05617AMN8	41,109	—	41,109	8,824	(32,285)	8,824	40,605
05617BAA7	3,722,629	3,103,871	6,826,500	6,826,500	—	6,826,500	1,110,000
05946XJW4	146,968	(117,857)	29,110	29,107	(4)	29,107	156,690
05946XYB3	166,108	—	166,108	78,147	(87,961)	78,147	99,675
05946XYP2	1,421,266	—	1,421,266	1,323,304	(97,962)	1,323,304	738,027
05948XPR6	2,082,465	—	2,082,465	557,101	(1,525,364)	557,101	1,231,959
05948XR52	474,971	—	474,971	91,470	(383,501)	91,470	188,272
05948XVH1	1,497,403	—	1,497,403	306,092	(1,191,311)	306,092	528,786
05948XVJ7	788,039	114,504	902,543	59,071	(843,473)	59,071	194,455
05949AGR5	986,185	—	986,185	980,140	(6,045)	980,140	839,365
05949AHG8	6,127,000	—	6,127,000	6,014,458	(112,543)	6,014,458	5,723,279
05949ALH1	2,937,112	—	2,937,112	2,855,947	(81,165)	2,855,947	2,746,262
05949AZG8	2,582,767	—	2,582,767	2,576,971	(5,796)	2,576,971	2,207,565
05950DAA8	12,267,524	—	12,267,524	12,223,572	(43,953)	12,223,572	9,373,865
05950HAA9	26,958,890	(1,154,766)	25,804,125	25,734,549	(69,576)	25,734,549	21,527,308
06050HKY3	181,953	107,786	289,739	289,735	(3)	289,735	92,330
06652DAA7	7,999,644	(246,351)	7,753,294	7,713,156	(40,137)	7,713,156	4,217,139
07325HAC9	3,396,422	(37,314)	3,359,108	3,359,108	—	3,359,108	3,020,770
07325VAG9	3,128,744	(37,370)	3,091,374	2,754,647	(336,726)	2,754,647	2,386,917

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
07384MS60	$4,031,928	$(427,277)	$3,604,651	$3,597,566	$(7,085)	$3,597,566	$3,289,847
07384MV33	(73,525)	149,525	76,000	84,442	8,442	84,442	229,784
07384YNJ1	1,567,884	—	1,567,884	1,456,357	(111,527)	1,456,357	1,508,652
07384YPP5	4,596,090	—	4,596,090	3,674,175	(921,916)	3,674,175	999,109
073852AA3	4,418,510	—	4,418,510	4,377,063	(41,448)	4,377,063	4,131,611
073852AD7	4,331,841	(1,562,111)	2,769,729	1,934,225	(835,504)	1,934,225	1,185,850
073854AB7	15,735,556	1,003,380	16,738,936	15,361,792	(1,377,144)	15,361,792	9,633,710
073860AA6	2,633,186	(113,354)	2,519,832	2,429,131	(90,701)	2,429,131	2,103,309
073860AB4	3,147,261	47,966	3,195,227	2,841,323	(353,904)	2,841,323	2,184,940
07386HCM1	1,410,031	—	1,410,031	1,056,537	(353,494)	1,056,537	706,760
07386HCP4	280,541	92,493	373,034	39,487	(333,547)	39,487	69,912
07386HEN7	626,875	197,897	824,772	82,842	(741,930)	82,842	167,872
07386HHW4	151,576	(117,136)	34,440	23,712	(10,729)	23,712	118,364
07386HJL6	339,152	51,485	390,637	153,449	(237,188)	153,449	282,793
07386HLU3	53,001	(40,309)	12,693	8,937	(3,755)	8,937	68,639
07386HSF9	204,760	4,599	209,358	82,793	(126,565)	82,793	81,684
07386HSP7	6,770,677	—	6,770,677	6,706,809	(63,868)	6,706,809	4,197,549
07386HTQ4	415,178	—	415,178	250,592	(164,587)	250,592	347,054
073879PA0	1,587,600	313,374	1,900,974	1,668,300	(232,674)	1,668,300	661,470
073879QF8	1,254,924	(98,924)	1,156,000	1,108,896	(47,104)	1,108,896	629,200
073879Z92	11,660,102	681,870	12,341,972	11,388,410	(953,561)	11,388,410	3,777,103
07387AFA8	385,423	(7,975)	377,449	108,446	(269,003)	108,446	219,173
07387UHB0	22,698	84,718	107,416		(107,416)		9,899
07388EAA4	2,401,636	(327,186)	2,074,450	1,840,554	(233,896)	1,840,554	1,776,388
07388UAB6	1,829,762	(125,739)	1,704,023	1,506,514	(197,509)	1,506,514	1,323,492
07389LAA7	881,959	—	881,959	851,520	(30,438)	851,520	759,410
07389PAY6	671,883	(195,194)	476,689	293,212	(183,477)	293,212	285,272
07389VAA5	2,047,850	(223,130)	1,824,720	1,715,357	(109,363)	1,715,357	1,617,545
07400XAB4	6,160,795	(2,275,620)	3,885,175	3,429,090	(456,085)	3,429,090	1,712,050
07401EAA7	15,708,268	(4,399,772)	11,308,496	10,365,077	(943,419)	10,365,077	8,625,676
07401LAA1	17,892,548	(2,014,958)	15,877,590	15,533,761	(343,829)	15,533,761	9,168,168
07401LAQ6	4,804,667	(389,130)	4,415,537	4,162,870	(252,667)	4,162,870	2,452,575
07401LBA0	(277,866)	115,134	(162,732)	(157,637)	5,095	(157,637)	726,031
07820QAY1	18,502,926	(411,969)	18,090,958	17,874,223	(216,734)	17,874,223	12,522,070
07820QBL8	3,239,301	(136,329)	3,102,972	3,096,420	(6,553)	3,096,420	1,937,099
078446AB7	151,595	33,405	185,000	158,000	(27,000)	158,000	158,000
12489WQE7	1,982,151	(88,051)	1,894,100	1,345,000	(549,100)	1,345,000	927,180
12489WQH0	756,131	(107,825)	648,306	46,000	(602,306)	46,000	88,534
1248MAAD9	2,541,014	(528,869)	2,012,145	1,433,341	(578,804)	1,433,341	1,902,630
1248MEAE9	1,983,025	(149,057)	1,833,968	1,200,600	(633,368)	1,200,600	1,125,221
1248MEAG4	1,224,403	(51,404)	1,172,999	943,054	(229,945)	943,054	980,168
1248MGAJ3	210,190	(5,620)	204,570	204,542	(28)	204,542	228,594
1248RHAD9	4,779,731	624,422	5,404,153	4,350,796	(1,053,357)	4,350,796	2,686,481
12498NAB9	1,471,923	(18,936)	1,452,987	1,300,044	(152,943)	1,300,044	1,022,227
12544WAK3	1,388,571	(463,642)	924,928	924,918	(11)	924,918	1,330,518
12567AAF4	259,378	203,880	463,258	464,059	801	464,059	705,163
12627HAN0	(187)	11,467	11,280	1,181	(10,099)	1,181	2,962
12629EAK1	51,162	21,017	72,180	8,123	(64,057)	8,123	44,562
12638PAL3	14,577	(439)	14,138	890	(13,248)	890	7,736
12666XAB3	7,019,185	(923,289)	6,095,897	5,223,182	(872,715)	5,223,182	4,883,853
126670JD1	1,712,307	(192,104)	1,520,203	1,345,461	(174,742)	1,345,461	1,209,222
126670KN7	1,678,389	356,255	2,034,644	1,819,500	(215,144)	1,819,500	828,559
126670LN6	2,415,597	626,917	3,042,514	3,042,514	—	3,042,514	1,684,380
126670LP1	7,123,065	(596,889)	6,526,176	4,200,800	(2,325,376)	4,200,800	2,006,123
126670PG7	2,444,357	610,383	3,054,740	3,054,740	(0)	3,054,740	1,091,790
126670TU2	186,288	(7,048)	179,240	171,133	(8,108)	171,133	158,807
126670WT1	5,340,575	(140,686)	5,199,889	5,048,456	(151,433)	5,048,456	3,955,237
12667F2A2	163,158	(54,563)	108,595	81,502	(27,093)	81,502	57,032
12667FBJ3	2,566,505	(108,915)	2,457,590	2,254,824	(202,766)	2,254,824	1,865,756
12667FUL7	363,818	668,570	1,032,388	768,054	(264,334)	768,054	374,738
12667G4D2	22,671	5,057	27,728	27,741	13	27,741	47,782
12667GME0	18,442,810	(297,784)	18,145,026	18,111,264	(33,762)	18,111,264	9,972,950
12667GR62	12,746,640	(667,749)	12,078,891	12,073,212	(5,679)	12,073,212	7,916,471
12667GRW5	897,371	(71,616)	825,754	797,959	(27,795)	797,959	404,880
12667GS20	16,122,765	(743,582)	15,379,183	15,354,952	(24,231)	15,354,952	8,628,836
12667GWF6	10,925,236	(800,696)	10,124,540	9,489,260	(635,280)	9,489,260	4,902,738
12667GYX5	1,285,772	(59,584)	1,226,188	1,226,272	83	1,226,272	1,139,748
12667NAC2	302,475	(34,564)	267,911	249,866	(18,045)	249,866	218,280
126684AC3	3,086,917	56,724	3,143,642	1,935,105	(1,208,536)	1,935,105	2,523,360
12668A3Q6	11,139,895	(1,224,490)	9,915,405	9,668,991	(246,413)	9,668,991	3,546,923
12668A3V5	11,258	3,341	14,600	5,303	(9,297)	5,303	30,556
12668A4B8	18,372,664	(1,395,504)	16,977,160	16,673,193	(303,967)	16,673,193	8,866,596
12668A4G7	14,012	27,523	41,535	13,011	(28,524)	13,011	68,978
12668AAY1	76,890	6,625	83,515	83,626	112	83,626	153,983
12668ACG8	4,852,236	(153,482)	4,698,754	4,698,754	—	4,698,754	3,791,262

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
12668ACZ6	$4,427,651	$(173,854)	$4,253,797	$4,050,697	$(203,100)	$4,050,697	$2,424,716
12668AEV3	14,747,867	(829,384)	13,918,483	13,287,159	(631,324)	13,287,159	7,744,665
12668AEZ4	74,423	(59,104)	15,318	15,318	—	15,318	80,525
12668AFA8	(18,827)	30,018	11,192	11,192	—	11,192	36,765
12668AGW9	3,564,918	(345,540)	3,219,378	3,211,491	(7,887)	3,211,491	2,731,132
12668APF6	415,330	—	415,330	435,895	20,564	435,895	508,678
12668ATY1	(65,283)	286	(64,997)	(64,963)	35	(64,963)	95,472
12668AUD5	(47,360)	(17,169)	(64,529)	(64,529)	—	(64,529)	4,600
12668AVP7	8,737,532	(149,624)	8,587,908	8,512,640	(75,268)	8,512,640	5,266,246
12668AWQ4	44,584	(41,183)	3,401	3,186	(215)	3,186	29,979
12668BAU7	123,253	72,317	195,570	158,916	(36,654)	158,916	206,969
12668BB77	30,990,691	(1,312,292)	29,678,399	26,552,824	(3,125,575)	26,552,824	16,278,170
12668BDR1	62,792	(34,400)	28,392	8,262	(20,130)	8,262	65,796
12668BE33	17,275,119	—	17,275,119	16,361,953	(913,166)	16,361,953	8,590,825
126694A99	9,626	(10,895)	(1,270)	(1,269)	—	(1,269)	15,699
126694F86	20,391	(15,610)	4,782	1,535	(3,247)	1,535	18,129
126694N46	5,151,581	(86,756)	5,064,824	5,041,322	(23,502)	5,041,322	3,526,903
126694P36	13,351	(7,741)	5,610	1,755	(3,855)	1,755	26,187
126694YM4	3,906,587	—	3,906,587	3,782,512	(124,075)	3,782,512	1,932,469
126694YW2		8,581	8,581	2,948	(5,633)	2,948	41,492
126694ZB7	92,124	(43,842)	48,282	10,500	(37,782)	10,500	57,325
126694ZD3	10,000	(6,657)	3,343	1,177	(2,166)	1,177	6,313
12669D3C0	511,405	—	511,405	486,445	(24,960)	486,445	264,998
12669E6K7	1,275,099	—	1,275,099	607,889	(667,210)	607,889	920,107
12669EH33	228,927	—	228,927	242,713	13,786	242,713	233,044
12669EJ56	285,794	—	285,794	24,998	(260,797)	24,998	61,568
12669FKR3	296,372	(11,419)	284,954	285,159	206	285,159	285,070
12669FP23	820,922	(144,719)	676,202	475,883	(200,319)	475,883	763,207
12669FP31	278,663	148,409	427,072	427,628	556	427,628	693,525
12669FVD2	1,099,395	(65,067)	1,034,328	999,912	(34,416)	999,912	981,586
12669FW82	1,282,859	(10,002)	1,272,857	1,255,942	(16,914)	1,255,942	856,530
12669FXR9	653,961	—	653,961	641,742	(12,219)	641,742	425,791
12669GKH3	14,994,780	(276,764)	14,718,017	14,590,700	(127,317)	14,590,700	10,100,291
12669GMS7	313,009	—	313,009	299,973	(13,036)	299,973	179,158
12669GPB1	5,322	9,249	14,571	14,550	(22)	14,550	53,565
12669GRM5	3,479,303	(384,607)	3,094,697	3,352,604	257,907	3,352,604	1,882,027
12669GRQ6	10,174,672	(1,065,274)	9,109,397	8,824,804	(284,594)	8,824,804	5,379,170
12669GTV3	436,784	—	436,784	420,983	(15,802)	420,983	230,738
12669GUR0	4,378,904	—	4,378,904	4,148,210	(230,694)	4,148,210	2,417,637
12669GXW6	489,482	(139,216)	350,266	335,337	(14,929)	335,337	467,181
12669UBB5	497,412	—	497,412	493,895	(3,517)	493,895	491,696
14454AAB5	4,355,434	(55,600)	4,299,834	3,741,328	(558,506)	3,741,328	4,160,888
172939AB6	15,119	—	15,119	12,899	(2,219)	12,899	13,895
172981AK8	306,588	(31,892)	274,697	274,699	3	274,699	394,963
172981AL6	149,445	(25,449)	123,995	124,069	74	124,069	214,360
17307G3D8	2,269,096	—	2,269,096	2,021,866	(247,230)	2,021,866	1,075,738
17307GH76	452,689	(55,298)	397,391	382,054	(15,337)	382,054	266,797
17307GH84	126,447	1,656	128,103	107,648	(20,455)	107,648	107,720
17307GMQ8	8,274,282	(505,406)	7,768,876	7,768,876	—	7,768,876	7,261,757
17307GN79	379,993	(315,563)	64,430	(6,344)	(70,774)	(6,344)	91,935
17307GPE2	18,552,802	(4,842,254)	13,710,548	13,710,548	—	13,710,548	11,569,734
17307GPW2	502,051	(424,514)	77,537	77,537	—	77,537	147,785
17307GYD4	2,595,278	(31,729)	2,563,549	2,563,549	—	2,563,549	2,583,285
17309CAL9	77,030	(52,423)	24,606		(24,606)		24,758
17309MAB9	12,341,905	(395,031)	11,946,875	10,071,585	(1,875,289)	10,071,585	9,465,314
17309MAF0	220,729	11,571	232,300	43,394	(188,905)	43,394	57,177
17309NAH4	774,442	(174,962)	599,480	334,800	(264,680)	334,800	1,298,044
17309QAC8	9,483,532	—	9,483,532	9,131,484	(352,048)	9,131,484	7,144,100
17309QAM6	9,142	—	9,142	3,000	(6,142)	3,000	9,824
17309RAM4	53,216	(4,626)	48,590	5,869	(42,721)	5,869	55,161
17309SAC4	8,925,171	(504,006)	8,421,165	6,941,988	(1,479,177)	6,941,988	6,265,382
17309SAM2	4,636	4,721	9,357	1,448	(7,909)	1,448	2,452
17309SAN0	6,017	(137)	5,880	312	(5,569)	312	239
17309YAJ6	40,302	20,289	60,590	3,103	(57,487)	3,103	97,678
17309YAK3	(2,161)	28,604	26,443		(26,443)		18,843
17310UAE2	51,053	(27,827)	23,227	3,149	(20,077)	3,149	37,857
17311YAC7	3,116,760	480,130	3,596,890	2,829,009	(767,881)	2,829,009	2,054,241
17312TAH6	1,769,825	(226,465)	1,543,361	1,315,864	(227,497)	1,315,864	1,378,057
22540V3F7	1,852,027	559,539	2,411,566	2,321,586	(89,980)	2,321,586	1,248,567
22540V5D0	115,950	(28,738)	87,211	77,223	(9,988)	77,223	74,578
22540VQ70	879,895	236,262	1,116,157	1,116,157	—	1,116,157	644,338
22541N5E5	1,445,008	—	1,445,008	429,412	(1,015,596)	429,412	681,964
22541NBT5	927,137	347,071	1,274,208	1,273,440	(768)	1,273,440	847,880
22541NFL8	4,944,864	(127,761)	4,817,103	4,817,103	—	4,817,103	4,475,723

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
22541NR68	$91,777	$—	$91,777	$64,008	$(27,769)	$64,008	$36,806
22541NUB3	2,849,592	(91,442)	2,758,150	2,758,834	683	2,758,834	1,555,537
22541Q4M1	630,771	613,317	1,244,088	951,214	(292,874)	951,214	606,698
22541QA44	1,590,639	—	1,590,639	1,124,084	(466,555)	1,124,084	674,486
22541QDA7	1,002,336	—	1,002,336	902,832	(99,503)	902,832	551,738
22541QDB5	509,181	—	509,181	179,078	(330,103)	179,078	293,133
22541QFK3	470,108	(110,641)	359,467	359,495	29	359,495	224,801
22541QJR4	311,378	245,781	557,159	160,750	(396,409)	160,750	231,143
22541QV25	474,255	220,527	694,783	33,536	(661,247)	33,536	88,578
22541SFL7	823	(106)	718	40	(677)	40	213
22541SJV1	3,706,628	(4,813)	3,701,815	3,701,815	—	3,701,815	1,037,936
22541SRC4	434,356	93,437	527,793	527,793	—	527,793	500,187
22541SRZ3	23,810	(7,509)	16,301		(16,301)		57,755
22541SSD1	259,654	(127,205)	132,449	132,702	253	132,702	856,043
22541SXR4	2,613,347	(531,848)	2,081,499	1,785,960	(295,539)	1,785,960	858,045
225458RG5	117,665	(79,231)	38,434	38,434	—	38,434	51,240
225470R70	96,510	(53,518)	42,993	5,549	(37,443)	5,549	58,769
225470R88	277,690	(5,181)	272,509	263,695	(8,814)	263,695	5,572
2254W0KK0	203,343	(310,533)	(107,190)	9,127	116,317	9,127	145,406
2254W0NK7	1,547,996	(160,746)	1,387,250	1,182,222	(205,029)	1,182,222	835,784
22943HAD8	14,216,323	(597,627)	13,618,696	11,979,500	(1,639,196)	11,979,500	3,107,109
23242TAB2	4,765,932	(301,665)	4,464,267	3,667,644	(796,622)	3,667,644	3,482,624
23243AAD8	1,540,068	(124,145)	1,415,923	1,258,403	(157,519)	1,258,403	762,488
23244LAB7	4,296,125	(919,084)	3,377,042	2,692,489	(684,552)	2,692,489	2,917,292
23245QAA7	2,718,474	(106,228)	2,612,245	2,562,342	(49,903)	2,562,342	1,698,821
23248AAJ0	1,472,843	(105,780)	1,367,063	1,157,583	(209,480)	1,157,583	1,035,894
23332UAC8	5,678,513	(13,168)	5,665,345	5,612,240	(53,105)	5,612,240	3,917,024
23332UAR5	10,190,806	(18,173)	10,172,634	10,172,634	—	10,172,634	6,352,700
23332UAS3	270,553	—	270,553	188,389	(82,164)	188,389	64,508
23332UBV5	7,088,356	(479,169)	6,609,187	6,609,187	—	6,609,187	4,180,069
23332UCM4	643,319	—	643,319	627,691	(15,627)	627,691	392,394
23332UDU5	22,121,922	(656,344)	21,465,578	21,370,849	(94,728)	21,370,849	12,885,134
23332UFV1	1,539,475	(74,652)	1,464,823	1,464,823	—	1,464,823	792,371
251508AB3	12,008,737	(297,899)	11,710,837	9,685,446	(2,025,391)	9,685,446	5,756,384
25150PAD1	31,557	(16,298)	15,260	537	(14,722)	537	780
251510FB4	8,068,708	(194,898)	7,873,810	7,161,828	(711,981)	7,161,828	5,648,784
251510FL2	143,234	—	143,234	140,138	(3,097)	140,138	149,575
251510HS5	13,603,006	(1,103,262)	12,499,745	11,980,271	(519,474)	11,980,271	8,391,267
251510NB5	5,900,432	—	5,900,432	5,633,623	(266,810)	5,633,623	3,604,763
251510NC3	8,740,923	5,593,335	14,334,258	14,334,258	v	14,334,258	3,145,653
25151AAA9	4,322,852	2,503,372	6,826,224	5,886,249	(939,976)	5,886,249	3,673,970
251563DR0	102,526	(50,708)	51,818	17,901	(33,917)	17,901	97,307
26248PMM0	11,402	—	11,402	2,821	(8,581)	2,821	8,637
26410MAF7	5,233,857	(2,757,559)	2,476,298	2,700,673	224,375	2,700,673	773,874
26410WAD0	3,213,270	413,204	3,626,474	3,097,151	(529,322)	3,097,151	1,397,273
26441EAC5	401,016	(116,766)	284,250	251,750	(32,500)	251,750	250,000
26441NAA9		53,400	53,400		(53,400)
26441NAB7		31,000	31,000		(31,000)
28140XAE9	300,000	—	300,000	60,000	(240,000)	60,000	433,568
29108PAB0	(459,581)	2,264,092	1,804,512	1,804,512	—	1,804,512	1,500,000
30247DAD3	2,051,017	(1,137,412)	913,605	845,089	(68,517)	845,089	1,061,431
30251YAB4	9,121,482	—	9,121,482	9,096,257	(25,225)	9,096,257	6,851,855
316599AB5	112,410	—	112,410	108,086	(4,324)	108,086	108,590
31678UAA7	213,708	159,741	373,449	373,076	(373)	373,076	219,292
318340AB2	517,632	449,771	967,403	726,483	(240,921)	726,483	555,444
32051DCK6	545,112	—	545,112	533,892	(11,220)	533,892	534,007
32051DQ62	1,061,091	—	1,061,091	388,057	(673,034)	388,057	453,200
32051DRA2	115,248	—	115,248	106,338	(8,910)	106,338	99,814
32051DV33	623,012	(53,051)	569,961	570,019	57	570,019	511,815
32051GBV6	193,182	—	193,182	126,532	(66,650)	126,532	146,678
32051GCF0	487,187	(231,053)	256,133	50,621	(205,513)	50,621	92,556
32051GVN2	3,188,818	—	3,188,818	3,062,503	(126,315)	3,062,503	3,041,436
32051GZS7	7,648,650	(484,876)	7,163,774	6,874,600	(289,174)	6,874,600	5,970,501
32056CAH2	18,026,260	(719,438)	17,306,822	17,168,868	(137,954)	17,168,868	12,910,676
32113JAA3	728,393	—	728,393	711,792	(16,601)	711,792	374,625
32113JBV6	690,144	(368,022)	322,123	228,031	(94,092)	228,031	109,797
35729RAE6	9,619,470	(270,044)	9,349,427	6,989,037	(2,360,390)	6,989,037	6,175,384
35952Z007	12,597,727	(4,238,354)	8,359,373	5,923,358	(2,436,015)	5,923,358	2,685,859
35952Z023	10,157,209	(3,420,734)	6,736,475	4,511,207	(2,225,268)	4,511,207	2,071,188
35952Z031	10,918,605	(3,621,147)	7,297,458	4,688,530	(2,608,928)	4,688,530	2,036,793
35952Z049	9,616,866	(3,111,100)	6,505,766	4,383,059	(2,122,707)	4,383,059	1,719,720
35952Z056	9,823,862	(3,161,368)	6,662,495	4,285,422	(2,377,072)	4,285,422	1,640,900
35952Z064	10,038,058	(3,213,383)	6,824,675	4,622,032	(2,202,642)	4,622,032	1,736,917

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
35952ZA06	$27,551,646	$(13,015,358)	$14,536,287	$12,498,712	$(2,037,575)	$12,498,712	$4,604,527
35952ZA14	1,310,604	(608,033)	702,571	581,463	(121,108)	581,463	206,481
35952ZA22	2,174,056	(1,016,133)	1,157,923	891,667	(266,256)	891,667	319,639
36228FU38	111,956	(23,408)	88,548	88,929	381	88,929	130,102
36228FWU6	1,772,490	—	1,772,490	1,666,968	(105,522)	1,666,968	862,762
362334EB6	10,918,081	(409,586)	10,508,495	9,320,003	(1,188,492)	9,320,003	7,490,943
362334FS8	1,374,059	(52,548)	1,321,511	1,144,409	(177,102)	1,144,409	1,029,772
362341SG5	939,065	(251,384)	687,681	687,925	244	687,925	871,197
362341VU0	22,216,826	(706,260)	21,510,565	21,510,566	—	21,510,566	14,269,795
362341XE4	23,831,507	(1,120,610)	22,710,897	22,725,639	14,742	22,725,639	20,597,574
36242D3Z4	99,672	18,971	118,643	38,760	(79,883)	38,760	35,758
36242DBY8	1,382,748	(11,568)	1,371,180	1,371,218	38	1,371,218	1,497,781
36242DBZ5	732,946	(295,389)	437,557	428,093	(9,464)	428,093	291,418
36242DGA5	254,731	(78,936)	175,795	72,348	(103,447)	72,348	68,111
362437AC9	2,539,172	—	2,539,172	2,435,483	(103,689)	2,435,483	1,994,990
36244LAA1	3,338,179	(35,824)	3,302,355	3,091,697	(210,658)	3,091,697	2,739,816
362480AD7	19,604,046	(1,551,940)	18,052,106	15,919,815	(2,132,291)	15,919,815	8,176,528
38012UAA7	538,839	(135,212)	403,626	403,626	—	403,626	448,812
39538RAB5	12,186,361	(211,618)	11,974,743	11,974,743	—	11,974,743	6,317,272
39538RBB4	14,118,909	—	14,118,909	13,663,955	(454,954)	13,663,955	7,674,342
39538WBH0	18,553	(5,119)	13,435	8,462	(4,972)	8,462	19,127
39538WFH6	11,793,985	(450,770)	11,343,216	11,102,103	(241,113)	11,102,103	5,652,385
39538WHF8	34,481,180	(2,193,287)	32,287,893	31,565,812	(722,082)	31,565,812	19,781,360
39539GAA0	5,532,154	—	5,532,154	5,402,944	(129,210)	5,402,944	3,151,643
40430HAJ7	224,963	(53,508)	171,456	25,350	(146,105)	25,350	61,781
40430HBH0	26,421	6,245	32,666	2,850	(29,816)	2,850	7,419
40430HBJ6	(556)	10,874	10,318		(10,318)		1,579
40430HCQ9	17,351	(9,837)	7,514	2,200	(5,314)	2,200	11,854
40430HDC9	1,804,205	—	1,804,205	1,745,426	(58,779)	1,745,426	1,557,238
40430HEB0	63,958	(12,948)	51,010	32,045	(18,965)	32,045	72,019
40430HFL7	1,956,176	—	1,956,176	1,905,800	(50,376)	1,905,800	1,430,500
40430MAB3	693,604	—	693,604	464,427	(229,177)	464,427	352,135
40430VAG2	8,658,131	1,992,800	10,650,931	10,650,931	—	10,650,931	6,906,538
40430YAD3	929,016	476,051	1,405,068	1,403,969	(1,099)	1,403,969	1,102,411
40431HAT4	30,914	(675)	30,239	85	(30,154)	85	23,687
40431KAA8	194,150	—	194,150	175,820	(18,330)	175,820	150,008
40431KAE0	7,121,578	(179,683)	6,941,896	5,404,732	(1,537,164)	5,404,732	5,004,585
40431KAL4	(108)	29,984	29,876	115	(29,761)	115	9,863
40431RAN5	42,004	(25,007)	16,997	4,200	(12,797)	4,200	40,650
40431XAE2	5,000,000	(561,010)	4,438,990	3,669,720	(769,270)	3,669,720	2,277,550
40431XAF9	1,652,330	(203,976)	1,448,355	1,159,500	(288,855)	1,159,500	2,549,782
41161PA86	2,122,884	(184,140)	1,938,744	1,946,607	7,864	1,946,607	1,579,448
41161PFR9	1,385,310	(24,008)	1,361,302	1,361,024	(278)	1,361,024	958,036
41161PH55	41,295	(24,922)	16,373	1,361	(15,012)	1,361	34,968
41161PHC0	8,723,699	—	8,723,699	8,650,858	(72,841)	8,650,858	6,046,837
41161PHU0	8,419,815	(145,308)	8,274,507	8,260,672	(13,835)	8,260,672	6,028,919
41161PHZ9	22,342	82,797	105,139	49,376	(55,763)	49,376	169,737
41161PKH5	736,242	(22,174)	714,069	693,971	(20,098)	693,971	369,721
41161PL43	24,314,724	(2,590,119)	21,724,605	21,067,465	(657,140)	21,067,465	13,010,953
41161PLR2	13,989,945	(385,166)	13,604,779	13,553,011	(51,769)	13,553,011	8,267,825
41161PMG5	17,055,114	(435,416)	16,619,698	16,420,664	(199,034)	16,420,664	9,831,421
41161PQU0	14,875,535	(509,899)	14,365,636	14,119,858	(245,778)	14,119,858	8,182,334
41161PSC8	162,506	(104,485)	58,021	(11,727)	(69,747)	(11,727)	94,792
41161PTN3	2,438,426	—	2,438,426	2,338,388	(100,038)	2,338,388	1,286,123
41161PTP8	1,013,905	(49,766)	964,140	795,970	(168,169)	795,970	461,410
41161PWB5	7,919,141	(221,789)	7,697,352	7,589,705	(107,647)	7,589,705	4,265,835
41161PXH1	886,966	—	886,966	865,233	(21,733)	865,233	530,314
41161PZR7	100,125	(67,956)	32,170	32,169	—	32,169	80,425
41162DAF6	11,428,076	(661,584)	10,766,492	10,766,492	—	10,766,492	6,911,672
41164LAB5	17,273,445	(161,792)	17,111,653	16,026,074	(1,085,579)	16,026,074	8,166,969
43739EAP2	22,091,293	(820,456)	21,270,837	21,234,151	(36,686)	21,234,151	11,958,426
43739EBJ5	9,921,005	—	9,921,005	9,836,426	(84,579)	9,836,426	7,050,584
43739EBS5	9,807,091	—	9,807,091	9,739,689	(67,403)	9,739,689	7,491,729
44328AAB6	85,953	—	85,953	68,804	(17,149)	68,804	82,413
45071KDD3	1,938,576	(21,618)	1,916,958	1,639,658	(277,300)	1,639,658	1,719,886
45254NHV2	354,700	—	354,700	350,054	(4,646)	350,054	118,199
45254NJG3	1,480,972	(6,571)	1,474,401	1,470,402	(3,999)	1,470,402	1,027,660
45254NJK4	238,944	—	238,944	224,471	(14,473)	224,471	204,686
45254NJP3	161,848	36,624	198,472	173,896	(24,576)	173,896	146,828
45254NJV0	1,095,389	(9,709)	1,085,680	1,085,680	—	1,085,680	761,267
45254NJX6	236,992	6,584	243,576	243,342	(234)	243,342	230,522
45254NKA4	435,056	(65,120)	369,937	370,703	767	370,703	310,493
45254NKD8	4,422,720	—	4,422,720	4,418,977	(3,743)	4,418,977	3,671,836
45254NKF3	5,631,552	(4,270)	5,627,283	5,627,283	—	5,627,283	4,042,633

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
45254NKK2	$177,812	$(174,576)	$3,236	$(4,541)	$(7,777)	$(4,541)	$59,522
45254NKX4	6,809,080	(10,939)	6,798,141	6,648,074	(150,067)	6,648,074	4,174,751
45254NNP8	14,898,506	(58,004)	14,840,502	14,347,262	(493,240)	14,347,262	9,219,524
45254NPA9	16,542,021	(21,221)	16,520,800	16,545,406	24,606	16,545,406	11,378,135
45254NPG6	1,651,661	68,839	1,720,501	1,319,431	(401,070)	1,319,431	726,878
45254NPU5	5,904,109	(56,958)	5,847,150	5,842,706	(4,444)	5,842,706	3,342,706
45254TMK7	90,182	44,405	134,587	134,500	(87)	134,500	55,632
45254TSM7	4,936,760	—	4,936,760	4,671,006	(265,754)	4,671,006	1,902,064
45254TTM6	6,565,686	3,574,765	10,140,451	10,136,890	(3,561)	10,136,890	7,419,888
452570AA2	90,916	(11,936)	78,980	69,314	(9,666)	69,314	56,901
45257EAA2	5,555,631	(332,235)	5,223,396	4,744,759	(478,637)	4,744,759	2,146,888
45660L4P1	621,804	(133,988)	487,816	1,487	(486,328)	1,487	2,975
45660L4Q9	383,518	(251,715)	131,803	432	(131,370)	432	4,324
45660LAU3	200,296	—	200,296	173,571	(26,725)	173,571	198,748
45660LCN7	6,823,181	(373,021)	6,450,159	6,429,590	(20,570)	6,429,590	3,516,917
45660LGX1	169,982	(114,520)	55,463	26,391	(29,072)	26,391	44,753
45660LKW8	28,030,887	—	28,030,887	27,647,634	(383,253)	27,647,634	15,002,403
45660LNB1	411,659	8,530	420,189	327,147	(93,042)	327,147	233,300
45660LR84	279,459	(212,447)	67,013	315	(66,698)	315	125,577
45660LVD8	43,288	5,215	48,504	20,639	(27,865)	20,639	32,389
45660LW96	4,499,920	(200,285)	4,299,635	3,976,701	(322,934)	3,976,701	2,275,551
45660LWD7	4,792,278	(1,201,715)	3,590,563	3,648,216	57,653	3,648,216	2,987,251
45660LYW3	5,554,736	(131,428)	5,423,307	4,859,107	(564,201)	4,859,107	2,460,258
45660N2J3	6,011,902	(42,070)	5,969,831	5,819,011	(150,820)	5,819,011	3,538,681
45660N5H4	7,218,934	(85,652)	7,133,282	6,872,108	(261,174)	6,872,108	4,951,098
45660N7R0	293,645	(38,427)	255,218	121,786	(133,431)	121,786	110,471
45660NM44	205,661	12,515	218,176	218,870	695	218,870	426,465
45660NQ24	2,561,888	(143,976)	2,417,912	2,396,502	(21,410)	2,396,502	2,322,420
45660NRB3	656,779	390,164	1,046,943	956,329	(90,614)	956,329	549,296
45660NS30	2,885,761	(5,878)	2,879,884	2,847,071	(32,813)	2,847,071	2,160,159
45660NT96	3,207,750	—	3,207,750	3,139,137	(68,613)	3,139,137	2,485,259
456612AC4	20,158,765	(716,844)	19,441,921	19,444,154	2,233	19,444,154	10,828,273
45661EAA2	388,784	(41,654)	347,129	347,129	—	347,129	287,574
45661LAG3	3,952,305	2,674,596	6,626,901	6,219,246	(407,655)	6,219,246	3,878,669
45662BAJ8	149,703	(31,995)	117,709	52,383	(65,326)	52,383	96,350
45664BAE7	125,287	(4,873)	120,415	19,321	(101,093)	19,321	59,107
45664BAF4	14,745	—	14,745		(14,745)		11,785
45667QAJ0	138,368	(110,495)	27,874		(27,874)		22,840
45667WAA6	5,419,227	—	5,419,227	5,411,747	(7,479)	5,411,747	3,202,502
45667WAC2	696,557	—	696,557	763,285	66,728	763,285	615,124
45668WAE7	328,948	126,591	455,540	314,114	(141,426)	314,114	661,985
464125AC7	2,049,609	(451,355)	1,598,253	1,411,834	(186,419)	1,411,834	1,511,247
464126BW0	439,024	160,366	599,390	111,705	(487,685)	111,705	320,036
46412AAD4	4,426,669	(304,692)	4,121,977	4,101,600	(20,377)	4,101,600	3,652,259
466247NC3	720,783	496,069	1,216,852	547,381	(669,471)	547,381	511,343
466247UG6	3,233,028	—	3,233,028	3,098,218	(134,810)	3,098,218	2,561,268
466247XE8	8,092,927	(401,760)	7,691,167	7,264,895	(426,272)	7,264,895	4,755,810
46626CBS8	499,730	—	499,730	490,728	(9,003)	490,728	912,999
46627MBQ9	14,211,056	(35,993)	14,175,063	14,006,329	(168,733)	14,006,329	9,426,620
46627MCS4	10,024,718	(724,673)	9,300,045	8,975,596	(324,449)	8,975,596	6,195,366
466284AG1	5,663	(3,489)	2,174	32	(2,142)	32	29
466286AH4	11,833	(9,644)	2,189	217	(1,972)	217	484
46629BAR0	4,307,877	(183,067)	4,124,810	3,387,847	(736,963)	3,387,847	3,772,900
46629NAC7	174,117	—	174,117	147,676	(26,442)	147,676	113,736
46629QAR7	39,647	(5,173)	34,474	3,800	(30,674)	3,800	34,136
46629QAU0	2,021,995	(38,863)	1,983,132	1,404,150	(578,982)	1,404,150	1,106,353
46629QBE5	8,256	—	8,256	998	(7,258)	998	870
46629TAP5	28,240	10,415	38,655	10,800	(27,855)	10,800	73,142
46630CAC8	4,241,516	(239,121)	4,002,396	2,599,206	(1,403,190)	2,599,206	1,798,700
46630KAA4	1,814,880	(27,453)	1,787,427	1,530,732	(256,695)	1,530,732	1,317,540
49327HAJ4	170,000	—	170,000	80,000	(90,000)	80,000	140,000
52520MFT5	222,737	(69,154)	153,583	153,583	—	153,583	237,056
525221AW7	921,355	(667,600)	253,755	253,755	—	253,755	279,520
525221CD7	559,421	439,062	998,484	484,971	(513,513)	484,971	90,215
525221CE5	23,474	(11,082)	12,392		(12,392)		7,855
525221DV6	(11,490)	(12,813)	(24,303)	2,395	26,698	2,395	86,339
525221EN3	16,279,434	(1,222,548)	15,056,886	15,060,075	3,189	15,060,075	5,913,002
525221FE2	478	13,052	13,529	3,363	(10,166)	3,363	12,359
525221GM3	3,996,912	(243,582)	3,753,330	3,753,330	—	3,753,330	1,979,728
525221HA8	29,888,317	(3,924,130)	25,964,187	25,962,076	(2,112)	25,962,076	15,799,625
525221JA6	185,398	216,679	402,077	81,030	(321,047)	81,030	406,247
525226AL0	2,041,437	(881,883)	1,159,554	997,957	(161,596)	997,957	102,953
525229AG5	3,305,832	(1,374,579)	1,931,253	1,680,020	(251,233)	1,680,020	1,273,803
52524VAG4	15,606,162	(703,566)	14,902,596	14,416,316	(486,281)	14,416,316	8,784,292

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
52524YAF0	$15,004,860	$(1,360,381)	$13,644,479	$13,386,690	$(257,789)	$13,386,690	$7,263,303
550279AA1	6,046,039	(236,352)	5,809,687	5,491,236	(318,451)	5,491,236	3,492,639
55027AAR1	14,652,584	(1,244,157)	13,408,427	13,195,476	(212,950)	13,195,476	7,504,974
55027AAU4	6,962,805	(614,902)	6,347,903	6,105,505	(242,398)	6,105,505	3,131,647
55027BAA6	20,142,119	(2,254,332)	17,887,786	16,945,064	(942,723)	16,945,064	8,931,248
56119LAG8	4,723,809	(1,877,460)	2,846,349	1,186,038	(1,660,311)	1,186,038	214,965
576429AL8	19,712	(11,900)	7,812	6,301	(1,510)	6,301	33,248
576433E44	227,809	(76,658)	151,150	151,150	—	151,150	270,044
576433FP6	771,581	—	771,581	716,828	(54,752)	716,828	213,700
576433G42	10,216,939	(163,454)	10,053,485	9,977,460	(76,025)	9,977,460	5,070,004
576433GW0	2,295,241	—	2,295,241	1,556,877	(738,364)	1,556,877	646,036
576433H33	6,022,941	(392,291)	5,630,651	5,623,253	(7,398)	5,623,253	3,992,262
576433KG0	611,574	409,654	1,021,228	1,021,228	—	1,021,228	536,222
576433NH5	4,844,319	(932,639)	3,911,681	3,718,684	(192,997)	3,718,684	2,152,941
576433RU2	1,564,814	1,198,609	2,763,423	2,311,547	(451,876)	2,311,547	913,800
576433SE7	1,210,380	779,554	1,989,934	1,858,572	(131,362)	1,858,572	418,020
576433WZ5	2,458,803	(27,282)	2,431,521	2,431,521	—	2,431,521	2,775,922
576436CV9	681,835	(4,537)	677,298	615,056	(62,242)	615,056	430,525
57643AAA8	860,142	(82,063)	778,079	684,793	(93,286)	684,793	519,497
57643LMP8	2,789,387	(231,739)	2,557,648	1,947,900	(609,748)	1,947,900	1,002,043
576444AA1		(780)	(780)		780
5899293W6	1,807,333	—	1,807,333	1,786,709	(20,625)	1,786,709	944,289
589929D62	122,225	(55)	122,170	122,170	—	122,170	108,766
589929E87	1,448,488	—	1,448,488	1,279,493	(168,995)	1,279,493	837,606
589929P69	830,665	—	830,665	478,174	(352,492)	478,174	461,486
589929X29	5,532,994	—	5,532,994	5,493,059	(39,935)	5,493,059	3,800,414
59020UAA3	250,956	(17,428)	233,528	234,068	539	234,068	243,414
59020UHP3	1,032,580	(38,770)	993,810	993,968	158	993,968	1,589,283
59020UQ57	3,872,139	(179,448)	3,692,691	3,585,447	(107,244)	3,585,447	1,908,268
59020UTL9	1,301,537	(250,223)	1,051,314	1,051,314	—	1,051,314	586,878
59020UXN0	971,043	(503,824)	467,219	320,039	(147,180)	320,039	290,519
590212AB2	343,836	(1,411)	342,425	248,375	(94,050)	248,375	255,827
59023FAA3	176,165	—	176,165	130,914	(45,251)	130,914	132,100
59023WAG3	95,554	(20,280)	75,274	21,300	(53,974)	21,300	36,446
59024EAD9	3,325,725	335,634	3,661,359	2,550,411	(1,110,948)	2,550,411	2,517,890
59024UAB7	1,853,921	(1,128)	1,852,793	1,598,527	(254,266)	1,598,527	1,515,063
59024WAF4	440,839	(18,363)	422,476	422,476	—	422,476	23,319
617451DQ9	10,030,791	—	10,030,791	9,954,963	(75,829)	9,954,963	8,429,423
61748HAA9	26,588	(72)	26,515	26,520	5	26,520	26,717
61748HRF0	134,911	(48,245)	86,666		(86,666)		91
61749BAB9	841,700	(5,384)	836,316	753,068	(83,247)	753,068	734,915
61749BAP8	1,695	(1,383)	313	68	(245)	68	324
61750FAE0	880,067	31,011	911,078	679,675	(231,403)	679,675	541,904
61750MAB1	101,472	—	101,472	91,867	(9,604)	91,867	103,069
61750SAB8	1,077,458	(5,100)	1,072,358	950,800	(121,558)	950,800	1,031,861
61751JAQ4	38,767	19,561	58,328	13,759	(44,568)	13,759	47,798
617526AE8	476,968	(46,120)	430,848	313,885	(116,963)	313,885	247,385
61753KAB2	473,184	(775)	472,409	423,525	(48,884)	423,525	455,959
61753VAG7		2,766	2,766	960	(1,806)	960	3,246
61755AAB2	41,240	(442)	40,798	36,930	(3,868)	36,930	36,571
61755FAE5	37,534	(10,214)	27,320	6,720	(20,600)	6,720	41,504
61757MAB4	3,916,069	(835,076)	3,080,994	2,191,535	(889,459)	2,191,535	2,104,833
61915RAX4	1,638,961	—	1,638,961	776,997	(861,964)	776,997	1,365,823
61915RAZ9	(148,894)	148,828	(65)	(99,571)	(99,506)	(99,571)	21,658
61915RBB1	8,962,333	(625,806)	8,336,527	7,966,618	(369,909)	7,966,618	5,094,347
61915RBZ8	1,298,069	(272,420)	1,025,649	946,143	(79,506)	946,143	607,348
63543VAJ2	607,180	—	607,180	40,000	(567,180)	40,000	617,640
63543WAH4	104,840	—	104,840	20,000	(84,840)	20,000	25,520
638728AC9	3,259,818	(22,890)	3,236,928	2,436,781	(800,147)	2,436,781	1,983,431
64352VLH2	2,532,572	582,802	3,115,374	3,115,374	—	3,115,374	2,404,506
64352VPC9	43,124	5,243	48,367	7,000	(41,367)	7,000	9,830
64352VQR5	9,425,541	(168,524)	9,257,017	6,896,118	(2,360,898)	6,896,118	6,400,273
65106FAB8	13,142,522	(22,735)	13,119,787	11,793,326	(1,326,461)	11,793,326	8,280,989
65106FAG7	1,190,670	30,370	1,221,040	204,425	(1,016,615)	204,425	693,284
65535VEY0	475,643	4,610	480,253	330,026	(150,227)	330,026	649,250
65535VLQ9	(5,908)	43,484	37,576	7,671	(29,906)	7,671	53,268
65535VPK8	(999)	20,060	19,061		(19,061)		6,932
65535VRH3	5,575,630	1,539,821	7,115,451	5,395,309	(1,720,142)	5,395,309	5,698,839
65535VRK6	3,513,236	(45,153)	3,468,083	2,513,185	(954,899)	2,513,185	1,863,500
65535VSQ2	4,027	84,811	88,838	7,199	(81,639)	7,199	38,985
65535VUS5	3,606,908	(14,581)	3,592,327	2,764,641	(827,686)	2,764,641	2,166,579
65537BAG5	135,801	27,719	163,521	45,150	(118,371)	45,150	161,976
65538DAA3	5,141,766	(755,452)	4,386,314	3,545,133	(841,180)	3,545,133	2,582,862
66987WDE4	5,847,705	(1,907,696)	3,940,009	2,428,800	(1,511,209)	2,428,800	1,196,771

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
669884AF5	$377,185	$(320,129)	$57,056	$11,250	$(45,806)	$11,250	$20,331
68383NCA9	28,082,016	(24,362)	28,057,654	27,037,302	(1,020,352)	27,037,302	18,908,080
68383NCD3	3,010,525	—	3,010,525	2,886,447	(124,077)	2,886,447	1,194,750
68383NCU5	11,166,085	—	11,166,085	10,941,333	(224,752)	10,941,333	6,415,076
68383NDT7	10,901,247	(896,796)	10,004,450	10,006,237	1,786	10,006,237	5,446,019
68383NDW0	3,597,143	1,966,826	5,563,968	5,563,968	—	5,563,968	1,403,021
68389FBW3	33,468	—	33,468	32,515	(953)	32,515	26,461
68402CAC8	1,039,305	—	1,039,305	813,805	(225,500)	813,805	788,075
69121PDE0	432,111	(30,222)	401,888	330,333	(71,556)	330,333	342,387
69121PDX8	978,111	(12,463)	965,648	761,663	(203,985)	761,663	920,256
70069FHV2	1,768,763	2,237,790	4,006,553	4,006,553	—	4,006,553	1,132,672
74348UAL3	529,251	8,700,000	9,229,251	9,229,251	—	9,229,251	6,137,452
74919VAB2	10,652,303	(993,121)	9,659,181	9,313,276	(345,905)	9,313,276	8,080,868
74922MAB7	8,113,244	4,175,428	12,288,673	12,060,095	(228,578)	12,060,095	6,799,659
74922MAC5	1,989,882	(291,003)	1,698,880	1,589,031	(109,848)	1,589,031	938,656
74924UAB7	12,156,349	(505,254)	11,651,095	11,459,505	(191,590)	11,459,505	10,874,297
74924XAD7	1,415,893	659,241	2,075,133	365,752	(1,709,381)	365,752	555,588
74924YAH6	26,958	856	27,814	8,550	(19,264)	8,550	18,489
74927WAM6	169,414	71,176	240,590	240,359	(231)	240,359	301,851
74927XAM4	407,202	482,093	889,295	300,792	(588,503)	300,792	401,217
74951PBT4	3,187,466	2,299,991	5,487,457	2,882,848	(2,604,610)	2,882,848	3,317,693
74951PBV9	730,969	506,127	1,237,096	367,539	(869,557)	367,539	634,194
75114GAC3	26,527,905	(1,593,934)	24,933,971	24,422,506	(511,466)	24,422,506	12,982,717
75114HAD9	25,025,792	(2,290,775)	22,735,017	22,078,347	(656,670)	22,078,347	12,762,589
75114HAK3	4,345,090	1,332,819	5,677,909	5,187,537	(490,371)	5,187,537	1,452,858
75114NAA2	16,801,681	(271,142)	16,530,539	12,592,378	(3,938,161)	12,592,378	7,078,169
75114NAB0	3,864,139	1,986,378	5,850,517	4,341,811	(1,508,706)	4,341,811	2,673,650
75156XAC5	1,692,681	(66,098)	1,626,584	1,330,200	(296,384)	1,330,200	899,292
75405KAG3	72,207	(33,521)	38,687	12,300	(26,387)	12,300	75,213
75406AAB5	8,194,240	(112,039)	8,082,200	7,833,582	(248,619)	7,833,582	6,103,127
75970JAL0	53,513	58,314	111,827	48,650	(63,177)	48,650	92,068
75971EAK2	257,596	(43,455)	214,141	89,250	(124,891)	89,250	247,529
760985U33	383,354	227,220	610,575	610,575	—	610,575	205,353
76110GG62	6,113,152	(73,639)	6,039,513	6,039,513	—	6,039,513	4,665,784
76110GG70	2,331,544	(225,691)	2,105,852	2,106,490	638	2,106,490	1,804,125
76110GJ85	3,941,040	(76,580)	3,864,460	3,665,253	(199,207)	3,665,253	3,061,346
76110GTL5	1,542,953	(79,616)	1,463,337	1,300,907	(162,429)	1,300,907	1,302,525
76110GZQ7	8,404,254	(93,127)	8,311,127	8,311,127	—	8,311,127	7,217,123
76110GZR5	3,000,351	(28,507)	2,971,844	2,972,346	502	2,972,346	2,665,818
76110H4M8	349,246	(3,107)	346,139	294,469	(51,669)	294,469	165,342
76110H4Q9	510,543	(86,554)	423,989	423,995	6	423,995	515,321
76110H5C9	1,051,392	(435,732)	615,660	311,878	(303,781)	311,878	220,680
76110H5D7	27,340	—	27,340		(27,340)		8,182
76110HKX6	5,080,420	2,813,000	7,893,420	6,186,611	(1,706,809)	6,186,611	4,372,713
76110HKY4	653,534	625,158	1,278,692	508,627	(770,065)	508,627	472,018
76110W4J2	24,575	1,138	25,714	5,900	(19,814)	5,900	15,174
76110W6M3	2,284,782	774,236	3,059,018	3,059,018	—	3,059,018	1,081,410
761118FM5	12,491,611	—	12,491,611	11,351,800	(1,139,810)	11,351,800	8,055,693
761118FQ6	46,132	(29,611)	16,521	684	(15,837)	684	816
761118KU1	9,530,154	—	9,530,154	8,651,788	(878,367)	8,651,788	4,901,222
761118LA4	52,667	36,698	89,365	19,129	(70,236)	19,129	53,690
761118NN4	12,743,681	(694,418)	12,049,263	11,683,514	(365,748)	11,683,514	6,831,233
761118RJ9	671,225	(65,944)	605,280	586,526	(18,754)	586,526	294,944
761118RM2	28,173,275	(2,753,099)	25,420,176	24,952,697	(467,479)	24,952,697	12,695,360
761118WP9	17,739,926	(1,200,907)	16,539,019	14,876,489	(1,662,529)	14,876,489	8,313,574
761118WS3	2,907	4,366	7,273	227	(7,046)	227	226
76112B4M9	2,705,406	(166,746)	2,538,660	2,404,349	(134,311)	2,404,349	2,019,552
76112BE48	1,384,789	327,594	1,712,383	1,709,227	(3,156)	1,709,227	1,405,378
76112BK66	29,668	1,031	30,699	6,300	(24,399)	6,300	10,655
76112BLZ1	648,509	2,256,348	2,904,857	2,904,857	—	2,904,857	1,061,341
76112BN55	62,582	(11,597)	50,984	14,400	(36,584)	14,400	16,935
76113ABJ9	1,991,058	(276,092)	1,714,966	1,337,600	(377,366)	1,337,600	859,890
76114GAL1	93,517	(7,900)	85,617	406	(85,211)	406	3,491
783422BF4	174,947	1,825,053	2,000,000	2,000,000	—	2,000,000	1,065,307
78402TAD8	422,322	531,732	954,054	954,054	—	954,054	394,590
79549ASM2	528,734	—	528,734	529,063	330	529,063	353,400
79549ASN0	234,864	115,910	350,774	349,327	(1,447)	349,327	247,456
79549AYA1	702,614	1,044,459	1,747,074	1,703,858	(43,216)	1,703,858	778,101
79549AYB9	2,370	215,285	217,655	187,191	(30,463)	187,191	96,687
805564RM5	2,956,500	738,544	3,695,044	3,695,044	—	3,695,044	2,817,498
80557BAC8	10,329,036	(158,348)	10,170,688	6,848,379	(3,322,309)	6,848,379	4,033,453
81377EAA2	299,317	—	299,317	186,651	(112,666)	186,651	187,847
81378EAA1	5,280,878	(48,743)	5,232,135	4,553,938	(678,197)	4,553,938	3,378,267
81379EAA0	667,984	(9,289)	658,695	592,324	(66,371)	592,324	493,421
81744DAD4	504,673	(372,715)	131,958	6,858	(125,099)	6,858	383,641

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
81744FJH1	$347,334	$(24,840)	$322,494	$322,756	$262	$322,756	$212,657
81879MAX7	92,103	15,742	107,845	31,372	(76,474)	31,372	57,164
84751PAA7	26,471	8,452	34,923	34,923	—	34,923	23,169
84752CAE7	2,585,716	(340,502)	2,245,214	1,694,121	(551,093)	1,694,121	737,747
8635722A0	303,348	—	303,348	257,996	(45,351)	257,996	189,432
863572F99	587,917	—	587,917	510,742	(77,174)	510,742	587,374
863579DV7	1,567,174	(60,525)	1,506,649	1,010,289	(496,360)	1,010,289	167,669
863579DX3	145,835	34,637	180,471	84,995	(95,476)	84,995	32,006
863579GG7	151,236	662	151,898	54,662	(97,236)	54,662	73,424
863579GJ1	40,653	(22,724)	17,928	4,253	(13,676)	4,253	11,791
863579HM3	442,319	(367,802)	74,517	24,134	(50,382)	24,134	53,164
863579RE0	52,505	(115,383)	(62,878)	(62,873)	5	(62,873)	139,093
863579TU2	616,146	(532,661)	83,485	83,501	15	83,501	378,877
863579YR3	10,001,844	(90,439)	9,911,405	9,682,436	(228,969)	9,682,436	6,454,932
863579Z43	14,675	103,951	118,626	50,961	(67,665)	50,961	91,239
86358BAH5	32,690	(256)	32,435	7,600	(24,835)	7,600	12,138
86358EQJ8	4,145,569	(574,826)	3,570,743	3,206,370	(364,374)	3,206,370	1,113,843
86358HQW2	324,835	(266,557)	58,279	58,279	—	58,279	301,818
86358HRL5	227,784	—	227,784	61,404	(166,380)	61,404	86,972
86358R3Q8	1,050,281	424,085	1,474,366	1,474,342	(24)	1,474,342	885,743
86358R5Q6	141,013	—	141,013	124,445	(16,568)	124,445	79,902
86358R5R4	70,852	—	70,852	5,082	(65,770)	5,082	55,213
86358RA49	1,102,249	—	1,102,249	1,018,016	(84,232)	1,018,016	1,025,969
86358RE86	13,459	3,776	17,235	17,216	(19)	17,216	2,709
86358RL88	264,668	(34,910)	229,758	229,758	—	229,758	150,397
86358RLG0	371,263	49,705	420,968	420,937	(32)	420,937	261,803
86358RUL9	82,366	(56,750)	25,616	25,619	2	25,619	58,799
86358RUM7	144,266	—	144,266	140,835	(3,431)	140,835	83,174
86358RUR6	75,440	206,389	281,828	14,020	(267,808)	14,020	50,346
86358RZD2	131,567	—	131,567	68,071	(63,497)	68,071	81,052
86359A5E9	400,036	—	400,036	378,193	(21,843)	378,193	214,705
86359A6A6	5,190,885	—	5,190,885	2,144,187	(3,046,698)	2,144,187	3,592,487
86359ACC5	977,409	(196,484)	780,925	780,925	—	780,925	432,480
86359ACD3	755,959	(97,850)	658,109	698,847	40,739	698,847	593,349
86359ACE1	266,207	(27,507)	238,700	85,721	(152,979)	85,721	149,764
86359ACG6	64,674	(48,332)	16,341	16,164	(177)	16,164	63,673
86359AEH2	144,530	73,107	217,637	142,464	(75,173)	142,464	29,795
86359AHD8	382,079	108,278	490,357	490,086	(271)	490,086	357,750
86359AKY8	451,672	—	451,672	57,429	(394,243)	57,429	41,163
86359ANH2	1,625,931	—	1,625,931	1,597,035	(28,897)	1,597,035	1,436,518
86359AVY6	698,282	(3,382)	694,899	441,719	(253,180)	441,719	319,882
86359AXX6	3,496,393	—	3,496,393	2,901,987	(594,406)	2,901,987	2,440,768
86359AZE6	1,601,904	—	1,601,904	963,581	(638,323)	963,581	756,924
86359B7K1	205,205	(21,837)	183,368	177,133	(6,234)	177,133	149,858
86359BCV1	1,044,222	(127,934)	916,287	102,912	(813,376)	102,912	593,417
86359BKF7	743,599	428,167	1,171,766	1,174,904	3,137	1,174,904	2,051,566
86359BLB5	1,552,014	(30,744)	1,521,269	1,522,413	1,144	1,522,413	1,344,516
86359BLQ2	1,872,428	990,588	2,863,016	2,866,815	3,799	2,866,815	5,575,621
86359BLS8	5,600	62,462	68,062	4,756	(63,306)	4,756	9,386
86359BU82	290,664	(87,421)	203,243	59,800	(143,443)	59,800	9,375
86359DUV7	179,245	(49,350)	129,895	70,000	(59,895)	70,000	56,732
86359DXD4	294,266	(226,144)	68,122	68,122	—	68,122	63,974
86359LRC5	384,154	(257,490)	126,664	126,645	(18)	126,645	330,247
86359LRW1	28,112,833	(1,510,541)	26,602,292	25,908,064	(694,228)	25,908,064	14,922,573
86359LSM2	1,993,249	(81,453)	1,911,796	1,779,543	(132,253)	1,779,543	1,101,588
86360JAA9	14,272,472	(532,563)	13,739,910	13,658,879	(81,031)	13,658,879	6,736,073
86360JAE1	11,681,658	(761,646)	10,920,012	10,844,925	(75,087)	10,844,925	6,682,423
86360JAN1	5,451,301	(379,004)	5,072,297	5,003,690	(68,607)	5,003,690	2,593,638
86360KAF5	45,956,594	(2,955,673)	43,000,921	41,138,156	(1,862,765)	41,138,156	24,888,253
86360NAS1	1,277,255	810,834	2,088,089	44,222	(2,043,867)	44,222	754,039
86360PAD9	83,766	(4,763)	79,003	67,324	(11,679)	67,324	42,851
86360UAF3	5,428,549	(305,068)	5,123,482	5,009,727	(113,755)	5,009,727	2,769,483
86361EAM3	17,440	—	17,440	3,285	(14,156)	3,285	7,494
86361EAP6	7,862	—	7,862	1,103	(6,759)	1,103	4,903
86361HAA2	17,064,658	(684,002)	16,380,656	15,741,894	(638,762)	15,741,894	8,278,117
86361HAB0	11,202,172	(711,529)	10,490,644	10,493,535	2,891	10,493,535	7,663,395
86361HAZ7		9,594	9,594	3,464	(6,130)	3,464	31,290
86361HBA1	6,110	(3,826)	2,284	1,616	(668)	1,616	12,120
86362HAA1	13,833,890	(1,066,556)	12,767,334	11,542,169	(1,225,165)	11,542,169	6,744,278
86362HAH6	5,729	(3,178)	2,551	196	(2,355)	196	311
86362PAD7	253,546	(27,192)	226,354	107,406	(118,948)	107,406	89,587
86363DAA9	13,393,768	(607,500)	12,786,269	12,257,792	(528,476)	12,257,792	6,628,012
86363HAB8	5,316,372	(237,448)	5,078,925	4,920,744	(158,181)	4,920,744	4,136,897
86363MAB7	5,170,356	(778,974)	4,391,382	3,946,512	(444,871)	3,946,512	2,462,760

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized Other-than- temporary- impairments	Amortized Cost after OTTI	Fair Value
86789MAP2	$847,733	$(457,943)	$389,790	$242,368	$(147,422)	$242,368	$638,798
872224AD2	20,349,000	—	20,349,000	17,477,756	(2,871,244)	17,477,756	9,504,094
872224AK6	119,332	(36,864)	82,468	23,511	(58,957)	23,511	123,806
872224AL4	23,255	(15,155)	8,100	1,164	(6,935)	1,164	13,798
872225AL1	93,707	(20,398)	73,308	73,308	—	73,308	202,063
872225AN7	23,488	(5,311)	18,177	18,177	—	18,177	62,682
872227AE3	7,973,251	(2,572,709)	5,400,542	5,112,135	(288,407)	5,112,135	4,213,329
872227AM5	181,134	(72,466)	108,668	32,844	(75,824)	32,844	268,005
87222EAJ7	31,010	24,043	55,053	13,908	(41,144)	13,908	86,958
88156UAW0		45,750	45,750	45,750	—	45,750	270,139
88157QAL2	1,421,103	(457,898)	963,205	903,070	(60,135)	903,070	1,216,409
885220FS7	9,457,393	—	9,457,393	9,445,513	(11,880)	9,445,513	8,155,109
89789KAC9	30,127	(765)	29,363	6,900	(22,463)	6,900	25,650
92719UAM4	241,410	—	241,410	30,262	(211,148)	30,262	134,418
929227EN2	569,749	—	569,749	366,801	(202,948)	366,801	207,341
929227QB5	319,153	—	319,153	297,659	(21,494)	297,659	257,136
929227ZF6	43,344	(3,165)	40,178	40,178	—	40,178	96,899
92922F4M7	5,208,049	(19,930)	5,188,119	5,188,119	—	5,188,119	3,729,338
92922F5T1	8,964,069	(78,835)	8,885,234	8,885,234	—	8,885,234	6,284,767
92922F6E3	350,821	(77,583)	273,237	273,237	—	273,237	327,226
92922F7A0	2,238,247	—	2,238,247	1,699,451	(538,795)	1,699,451	1,093,509
92922F7Q5	12,204,664	(253,584)	11,951,080	11,950,285	(796)	11,950,285	6,623,957
92922FB72	1,508,053	—	1,508,053	1,502,985	(5,068)	1,502,985	900,960
92922FNW4	1,601,457	(123,016)	1,478,441	1,478,441	—	1,478,441	1,282,818
92922FQ76	787,005	(75,349)	711,656	405,903	(305,753)	405,903	280,066
92922FTJ7	1,777,043	(49,499)	1,727,543	1,699,937	(27,607)	1,699,937	1,149,312
92922FW61	2,145,819	(346,606)	1,799,212	1,626,676	(172,536)	1,626,676	1,107,228
92922FWU8	5,062,212	—	5,062,212	4,980,139	(82,073)	4,980,139	2,691,636
92922FZF8	10,817,997	(41,379)	10,776,618	10,695,626	(80,992)	10,695,626	7,703,998
92925CBB7	5,368,620	(24,538)	5,344,081	5,283,888	(60,193)	5,283,888	3,459,548
92926SAB2	45,599	(923)	44,677	33,310	(11,367)	33,310	31,678
92926SAE6	3,786,053	144,000	3,930,054	3,107,031	(823,023)	3,107,031	2,661,301
92977YAY7	2,719,008	414,131	3,133,138	2,868,059	(265,079)	2,868,059	151,954
92978EAA2	1,533,898	—	1,533,898	1,277,040	(256,858)	1,277,040	1,207,177
93363CAF6	493,439	—	493,439	454,403	(39,036)	454,403	647,924
939335P90	136,353	—	136,353	24,813	(111,541)	24,813	105,085
9393363A9	580,296	—	580,296	429,964	(150,333)	429,964	438,546
9393365V1	2,481,350	(269,112)	2,212,237	2,194,353	(17,885)	2,194,353	1,760,086
939336PT4	386,961	(122,329)	264,633	75,015	(189,618)	75,015	61,371
939336U35	1,894,036	(76,526)	1,817,511	1,817,553	43	1,817,553	1,692,066
939336X65	14,242,800	—	14,242,800	14,219,553	(23,247)	14,219,553	9,642,453
93934FHC9	11,822,157	(1,040,682)	10,781,475	10,707,610	(73,865)	10,707,610	6,324,541
93934FHK1	100,009	(89,807)	10,202	10,202	—	10,202	71,444
93934FJQ6	23,116,067	(2,524,844)	20,591,223	20,060,077	(531,146)	20,060,077	11,625,148
93934FMJ8	274,844	384,301	659,146	134,736	(524,410)	134,736	498,095
93934XAB9	2,228,067	(37,957)	2,190,109	1,794,115	(395,994)	1,794,115	1,802,322
93935AAE2	106,211	322,155	428,366	398,514	(29,853)	398,514	583,482
93935GAJ8	161,312	(20,349)	140,963	706	(140,257)	706	256,004
93935LAG3	125,131	195,530	320,661	50,370	(270,291)	50,370	158,382
93936JAM4	334,700	76,651	411,351	1,911	(409,440)	1,911	81,602
941034AD2	257,294	(84,241)	173,053	173,053	—	173,053	130,330
941574AG0	6,824,731	(1,616,039)	5,208,692	4,706,557	(502,135)	4,706,557	1,710,000
9497EVAF2	18,904	12,699	31,603	11,348	(20,255)	11,348	19,634
94981PAG5	802,956	1,280,654	2,083,610	1,993,301	(90,309)	1,993,301	605,013
94981VAX5	1,188,385	(3,380)	1,185,005	1,185,005	—	1,185,005	1,163,931
94983CAJ6	21,615,546	(3,686)	21,611,860	21,611,860	—	21,611,860	19,291,611
94983EAH6	16,211,476	—	16,211,476	16,192,005	(19,471)	16,192,005	13,657,429
94983TAE0	12,935,357	(9,809)	12,925,548	12,813,552	(111,996)	12,813,552	10,974,352
94983VAC9	10,182,293	(1,094,464)	9,087,828	8,692,723	(395,105)	8,692,723	8,522,414
94983YAQ2	5,376,220	—	5,376,220	5,308,862	(67,359)	5,308,862	4,332,506
94985JAG5	19,506,807	(924,368)	18,582,439	18,456,892	(125,547)	18,456,892	12,319,438
984582AA4	5,692,652	(378,283)	5,314,369	4,212,034	(1,102,335)	4,212,034	4,737,800
984582AB2	102,579	(33,345)	69,235	16,425	(52,809)	16,425	89,849
DUCH1CC26	674	—	674		(674)		70
L26479NN8	2,022,238	(518,183)	1,504,056	1,237,994	(266,062)	1,237,994	2,686,776
L26480MN7	1,956,399	(1,294,652)	661,747	887,038	225,291	887,038	438,529
N2874AAB7	7,638,865	(3,145,633)	4,493,232	4,842,587	349,355	4,842,587	1,719,720

TOTALS	$2,961,408,356	$(107,852,370)	$2,853,555,985	$2,650,607,208	$(202,948,778)	$2,650,607,208	$1,753,799,156

Part C

Other Information

Item 24.    Financial Statements and Exhibits

(a)  Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities as of December 31, 2009

Statements of Operations and Changes in Net Assets for the years ended December 31, 2009 and 2008

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2009 and 2008

Statutory Statements of Income for the years ended December 31, 2009, 2008, 2007

Statutory Statements of Changes in Surplus for the years ended December 31, 2009, 2008, 2007

Statutory Statements of Cash Flows for the years ended December 31, 2009, 2008, 2007

Notes to Statutory Financial Statements

(b)  Exhibits:

Exhibit 1	Resolution of the Executive Committee of the Board of Directors of Massachusetts Mutual Life Insurance Company, authorizing the establishment of the Registrant, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement under the Securities Act of 1933, File No. 002-75413.

Exhibit 2	None

Exhibit 3	(i)(a) Insurance Products Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-109620, filed on August 19, 2008.

(i)(b) Copy of Co-Underwriting Agreement between the Registrant and MML Investors Services, Inc., incorporated by reference to Exhibit 3 (i)(b) to the Registrant’s Post-Effective Amendment No. 11 to Registration Statement Amendment No. 11 to Registration Statement under the Securities Act of 1933, File No. 033-07723.

(i)(c) Amendment for Insurance Product Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-81015, filed on Form N-4 in April 2009.

Exhibit 4	(i) Form of Flexible Purchase Payment Multi-Fund Variable Annuity Contract, incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 033-07724 filed with the Securities and Exchange Commission and effective May 1, 1998.

Exhibit 5	Form of Application used with the Flexible Purchase Payment Multi-Fund Variable Annuity Contract in Exhibit 4 above, incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 033-07724 filed with the Securities and Exchange Commission and effective May 1, 1998.

Exhibit 6	(i) Copy of the Articles of Incorporation of Massachusetts Mutual Life Insurance Company, incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement No. 333-50410, filed on November 24, 2008.

(ii) Copy of the Bylaws of Massachusetts Mutual Life Insurance Company, incorporated by reference to Initial Registration Statement No. 333-150916, filed on May 14, 2008.

Exhibit 7	None

Exhibit 8(a)	Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc., incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No.333-80991, filed on Form N-4 in April 2006.

(b)	Form of Participation Agreement with MML Series Investment Fund II, incorporated by reference to Initial Registration Statement No. 333-130156, filed on December 6, 2005.

(c)	Rule 22c-2 Agreements with MML Series Investment Fund II and Oppenheimer Variable Account Funds, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.

Exhibit 9	Opinion and Consent of Counsel.*

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP.*

(ii) Powers of Attorney, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-81015, filed on Form N-4 in April 2010.

Exhibit 11	None

Exhibit 12	None

Exhibit 14	None

*	Filed herewith

Item 25.    Directors and Executive Officers of MassMutual

Directors of Massachusetts Mutual Life Insurance Company

Thomas C. Barry, Director 320 Park Avenue, 28th Floor New York, NY 10022	Robert M. Furek, Director 1370 Cutler Court Marco Island, FL 34145

Kathleen A. Corbet, Director 49 Cross Ridge Road New Caanan, CT 06840	Raymond W. LeBoeuf, Director 1590 Galleon Drive Naples, FL 34101-7716

Roger W. Crandall, Director 1295 State Street Springfield, MA 01111

James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Cathy E. Minehan, Director 128 Beacon Street Boston, MA 02116

Patricia Diaz Dennis, Director 103 Devine Road San Antonio, TX 78212	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Stuart H. Reese, Director, Chairman 1295 State Street Springfield, MA 01111
Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940 Officers of Massachusetts Mutual Life Insurance Company	William T. Spitz, Director 16 Wynstone Nashville, TN 37215

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Norman A. Smith, Senior Vice President and Corporate Controller 1295 State Street Springfield, MA 01111

Roger W. Crandall, President and Chief Executive Officer (principal executive officer)

1295 State Street

Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel

1295 State Street

Springfield, MA 01111

Michael T. Rollings, Executive Vice President and Chief Financial Officer

1295 State Street

Springfield, MA 01111

Elaine A. Sarsynski, Executive Vice President

1295 State Street

Springfield, MA 01111

Michael Fanning, Executive Vice President

1295 State Street

Springfield, MA 01111

Thomas Finke, Executive Vice President and Chief Investment Officer

1295 State Street

Springfield, MA 01111

Christine Peaslee, Vice President, Corporate Secretary & Counsel

1295 State Street

Springfield, MA 01111

Debra Palermino, Executive Vice President

1295 State Street

Springfield, MA 01111

Robert Casale, Executive Vice President & Chief Information Officer

1295 State Street

Springfield, MA 01111

Item 26.    Persons Controlled by or Under Common Control with the Depositor or Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portfolio of the investment interests in a mezzanine fund.

4.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

1

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, Inc. – 51% and Series Members – 49%)

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

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3.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc. (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Cornerstone Real Estate Advisers, Inc. (formerly Babson Capital Management Inc.), a Delaware corporation that holds a “corporation” real estate license.

c.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

d.	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

e.	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

1.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

f.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Leveraged 1 LP, Almack Unleveraged 1 LP and Almack Leveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP, and Almack Mezzanine Founder II LP.

g.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

1.)	Cornerstone Real Estate Advisers Europe B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

2.)	Cornerstone Real Estate Advisers Asia Limited (January 23, 2008), a Hong Kong company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

3.)	Cornerstone Acquisitions LLC (August 24, 2007), a Delaware limited liability company that was formed for the purpose of entering into purchase contracts for real property interests for the benefit of Cornerstone Real Estate Advisers LLC clients.

4.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

a.)	Cornerstone Real Estate UK (No. 2) Limited (formerly, Peder Smedvig Protego Limited), a special purpose holding company.

b.)	Protego Real Estate Investors Finance LLP, a London-based real estate investment management company. (74.715% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No.2) Limited.)

c.)	Protego Real Estate Investors LLP, a London-based real estate investment management company, (74.715% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No.2) Limited.)

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h.	The following are investment-related special purpose entities of Babson Capital Management LLC. These entities are all domiciled in the State of Delaware.

1.	Babson Capital Loan Partners I GP, LLC

2.	Babson Global Macro Management LLC

3.	Babson Mezzanine Realty Management LLC

4.	Babson Mezzanine Realty Management II LLC

5.	BCCM I GP LLC

6.	Blue-Chip Multi-Strategy Management LLC

7.	Boston Mass II, LLC

8.	Cobbs Wharf Management LLC

9.	Congress Avenue Management LLC

10.	Credit Strategies Management LLC

11.	Hanover/Babson Equity Investors Manager LLC

12.	Hanover Preferred Facility Manager LLC

13.	Loan Strategies Management LLC

14.	Mezzco LLC

15.	Mezzco II LLC

16.	Mezzco III LLC

17.	Somerset Special Opportunities Management LLC

18.	Special Value Absolute Return Fund, LLC

19.	Special Value Bond Fund II, LLC

20.	Winterset Management LLC

4.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 98.48%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc. operates as a transfer agent for the Oppenheimer funds.)

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Trusts.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

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5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for the Centennial Trusts.

6.)	OFI Private Investments Inc. (March 20, 2000) is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OpphheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (Owned 95% by OFI Institutional Asset Management, Inc. and 5% by OppenheimerFunds, Inc.)

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8.)	OppenheimerFunds International Ltd. (July 9, 1997), is a Dublin-based limited liability company that currently has no operations.

a.)	OFI Institutional Asset Management, Ltd., (February 6, 2007), is an English-based, limited liability company, wholly-owned by OppenheimerFunds International, Ltd. that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda) Limited a Bermuda-based investment adviser.

a.)	Tremont Capital Management Limited, a company based in the United Kingdom.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Securities, Inc., a New York company

4.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

5.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.)	Tremont GP, Inc., a Delaware corporation.

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5.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

6.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

7.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC).

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.)

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4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited—50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC—.07%; 1279342 Ontario Limited – 20.5%)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (37.48% by Corp. Group Vida Chile S.A., 29.03% by Corp. Group Interhold S.A. and 33.49% by MassMutual (Chile) Limitada)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

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1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. 39.01%, Mercuries Group 39.01%, and 21.98% by other shareholders.)

e.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company—.02%).

f.	MassMutual Mercuries Insurance Agency Co., Ltd., a Taiwan company which operates as a life Insurance agency (MassMutual International LLC-50%).

8.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

9.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

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10.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limted, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

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i.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

ii.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

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dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland.

ff.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

gg.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

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iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

11.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

12.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide (owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company).

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a.	Winmark Special Finance LLC (May 18, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets.

b.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

c.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

d.	WEF Seller LLC 2006-A (January 26, 2007), a Delaware limited liability company that previously held a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

1.)	WEF Issuer LLC 2006-A (October 17, 2005), a Delaware limited liability company that holds and manages equipment-related assets and makes payments on certain notes.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.	MML Re Finance LLLC (December 19, 2008), a Delaware limited Liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

M.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee (owned 92.2% by MassMutual and 7.8% by C.M. Life Insurance Company).

N.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life Insurance Company holds an 18.61% interest.

P.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

R.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	Country Club Office Plaza LLC (December 4, 2009), a Delaware Limited Liability company formed to take title to a property. MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

MassMutual or its subsidiaries hold at least 20% ownership of the voting rights or capital of the companies below:

ALERION INVEMENT MANAGERS I LLC, a Delaware limited liability company. Interest is 49.75%.

BRAEMAR POWER AND COMMUNICATIONS MANAGEMENT, LP, a Delaware limited partnership. Interest is 20%.

MM SUNSTONE 2010 LLC (March 4, 2010), a Delaware limited liability company. MassMutual owns 100% of this company.

CM SUNSTONE 2010 LLC (March 4, 2010), a Delaware limited liability company. C.M. Life Insurance Company owns 100% of this company.

INVICTA HOLDINGS LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company. MassMutual holds 45% of the ownership interest in this company.

INVICTA CAPITAL LLC (April 12, 2006), a Delaware limited liability company that guarantees the obligations of Invicta Credit LLC. Invicta Holdings LLC holds 100% of the ownership interest in this company.

INVICTA CREDIT LLC, (April 12, 2006), a Delaware limited liability company that operates as a credit derivative product company. Invicta Holdings LLC holds 100% of the ownership interest in this company.

OX BODIES, INC., an Alabama corporation that manufactures truck bodies and mining machinery. Interest is 26.4%.

QUALIS AUTOMOTIVE LLC, a Michigan limited liability corporation that manufactures automotive parts. Interest is 29%.

TERRA RENEWAL LLC, an Iowa limited liability company that operates as a finance holding company. Interest is 26.3%.

TUBULAR TEXTILE MACHINERY, a North Carolina corporation that manufactures textile machinery. Interest is 30.1%.

VITEX PACKAGING GROUP, INC., a Virginia corporation that supplies flexible packaging products. Interest is 21.0%.

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II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc. and The Asia Pacific Fund, Inc.: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Centennial Government Trust

•	Centennial Money Market Trust

•	OFI Tremont Core Strategies Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring SMA International Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Inflation Protected Securities Fund

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Institutional Treasury Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer Master Event-Linked Bond Fund, LLC

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund, Inc.

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Double Tax-Free Municipals Fund

•	Oppenheimer Rochester General Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Income Fund

•	Oppenheimer Target Distribution Fund

•	Oppenheimer Target Distribution & Growth Fund

•	Oppenheimer Transition 2010 Fund

•	Oppenheimer Transition 2015 Fund

•	Oppenheimer Transition 2020 Fund

•	Oppenheimer Transition 2025 Fund

•	Oppenheimer Transition 2030 Fund

•	Oppenheimer Transition 2040 Fund

•	Oppenheimer Transition 2050 Fund

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27.    Number of Contract Owners

As of February 10, 2010, the number of contract owners in Separate Account 2 was 12,458.

Item 28.    Indemnification

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provides for indemnification of directors and officers as follows:

“Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 29.    Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, Inc. (“MMLISI”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLISI serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLISI either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, MassMutual Variable Life Separate Account II, MML Series Investment Fund, and MML Series Investment Fund II.

(b) MML Investors Services, Inc. is the principal underwriter for the contracts. The following people are officers and directors of MML Investors Services, Inc.

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, INC.

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Director, Agency Field Force Supervisor	*

William H. McCauley	Chief Financial Officer, Treasurer and Assistant Vice President	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Registered Options Principal	*

Michael L. Kerley	Chief Compliance Officer	*

Diana Perlman	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager	*

Sam Jaberi	Chief Technology Officer	*

Kenneth M. Rickson	Field Risk Officer, Director	*

Elaine Sarsynski	RS Supervisor, Director	*

Robert S. Rosenthal	Chief Legal Officer, Secretary, Vice President, Associate General Counsel	*

Douglas Russell	Vice President	**

Wendy Benson	Assistant Vice President, Chief Privacy Officer	*

Matthew Verdi	Assistant Vice President	*

Mary S. Block	Second Vice President, Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Lenore McWade	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	*

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John McCloskey	Agency Vice President	*

Henry McCray	Agency Vice President	1113 Sithean Way Richmond, VA 23233

John Carlson	National Sales Supervisor	*

Maritza Flores	Executive Benefits Supervisor	*

Elaine Gruet	Assistant Vice President and Sales and Product Supervisor	*

Michael Rollings	Director	*

Gregory Deavens	Director	**

Melissa Millan	Director	**

Jo-Anne Rankin	Variable Life Product Distribution Officer	**

Richard Byrne	Variable Annuity Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c)	For information about all commissions and other compensation received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Service Arrangements and Distribution” section of the Statement of Additional Information.

Item 30.    Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082 and 1295 State Street, Springfield, MA 01111.

Item 31.    Management Related Services

None

Item 32.    Undertakings

(a)  Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)  Registrant asserts that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.

(e)  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible and single purchase payment, individual, multiple fund variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 2, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 25 to Registration Statement No. 033-07723 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 26th day of April, 2010.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 2

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (DEPOSITOR)

/S/    ROGER W. CRANDALL *

By:

Roger W. Crandall

President and Chief Executive Officer

Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

ROGER W. CRANDALL*	Director and Chief Executive Officer (principal executive officer)	April 26, 2010
Roger W. Crandall

MICHAEL T. ROLLINGS* Michael T. Rollings	Chief Financial Officer (principal financial officer)	April 26, 2010

NORMAN A. SMITH* Norman A. Smith	Corporate Controller (principal accounting officer)	April 26, 2010

Thomas C. Barry	Director

KATHLEEN A. CORBET* Kathleen Corbet	Director	April 26, 2010

STUART H. REESE* Stuart H. Reese	Director	April 26, 2010

JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 26, 2010

PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 26, 2010

William B. Ellis	Director

ROBERT ESSNER* Robert Essner	Director	April 26, 2010

ROBERT M. FUREK* Robert M. Furek	Director	April 26, 2010

RAYMOND W. LEBOEUF* Raymond W. LeBoeuf	Director	April 26, 2010

CATHY E. MINEHAN*	Director	April 26, 2010
Cathy E. Minehan

MARC RACICOT* Marc Racicot	Director	April 26, 2010

WILLIAM T. SPITZ* William T. Spitz	Director	April 26, 2010

/S/ JOHN E. DEITELBAUM		April 26, 2010
John E. Deitelbaum
*As Attorney-in-Fact Pursuant to Power of Attorney
Signed by a majority of Directors

REPRESENTATION BY REGISTRANT’S COUNSEL

As counsel to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 25 to Registration Statement No. 033-07723, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/S/ JAMES M. RODOLAKIS James M. Rodolakis Vice President and Senior Counsel

INDEX TO EXHIBITS

Exhibit 9	Opinion and Consent of Counsel

Exhibit 10(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP